VARIABLE SURVIVORSHIP

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
Security Life of Denver Insurance Company
and its
Security Life Separate Account L1

M Funds Supplement Dated April 28, 2007, to the Prospectus Dated April 28, 2007

This Supplement adds certain information to your Prospectus, dated April 28, 2008. Please read it carefully and keep it with your Prospectus for future reference.
______________________________________________________________________

Investment Portfolios. Four additional funds are currently available through your policy: Brandes International Equity Fund; Business Opportunity Value Fund; Frontier Capital Appreciation Fund; and Turner Core Growth Fund. For a more complete description of these funds' investments, risks, costs and expenses, please see the prospectus for each fund.

Your policy's prospectus and the fund prospectuses can be requested by calling our Customer Service Center toll-free at 1-877-253-5050. These prospectuses contain information about your policy's investment options and the various fund fees and charges. Please read your policy's prospectus and the fund prospectuses carefully before investing.

* * * * * * * * * * * * * * * * *

The following investment managers are added to the list of “Fund Managers” on page 1 of the prospectus:

  Brandes Investment Partners, LLC
  Iridian Asset Management LLC
  Frontier Capital Management Company, LLC
  Turner Investment Partners, Inc.

The following information is added to the “Funds Available Through the Variable Account” section beginning on page 17 of the prospectus:

  M Fund, Inc. Brandes International Equity Fund
  M Fund, Inc. Business Opportunity Value Fund
  M Fund, Inc. Frontier Capital Appreciation Fund
  M Fund, Inc. Turner Core Growth Fund

* * * * * * * * * * * * * * * * *

149036	Page 1 of 2	April 2008

The following information is added to Appendix B of the prospectus:

Fund Name	Investment Adviser/Subadviser	Investment Objective

M Fund Brandes International	Investment Adviser:	Seeks to provide long-term capital
Equity Fund	M Financial Investment Advisers,	appreciation.
Inc.
Sub-Adviser:
Brandes Investment Partners, LP

M Fund Business Opportunity	Investment Adviser:	Seeks to provide long-term capital
Value Fund	M Financial Investment Advisers,	appreciation.
Inc.
Sub-Adviser:
Iridian Asset Management LLC

M Fund Frontier Capital	Investment Adviser:	Seeks to provide maximum capital
Appreciation Fund	M Financial Investment Advisers,	appreciation.
Inc.
Sub-Adviser:
Frontier Capital Management
Company, LLC

M Fund Turner Core Growth	Investment Adviser:	Seeks to provide long-term capital
Fund	M Financial Investment Advisers,	appreciation.
Inc.
Sub-Adviser:
Turner Investment Partners, Inc.

149036	Page 2 of 2	April 2008

VARIABLE SURVIVORSHIP

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
 issued by
Security Life of Denver Insurance Company and its Security Life Separate Account L1

The Policy	Fund Managers
· Is issued by Security Life of Denver Insurance Company.	Funds managed by the following investment
· Is returnable by you during the free look period if you are not satisfied.	managers are available through the policy:
Premium Payments	· AllianceBernstein, L.P.
· Are flexible, so the premium amount and frequency may vary.	· BAMCO, Inc.
· Are allocated to the variable account and the fixed account, based on your	· BlackRock Investment Management, LLC
instructions.	· Capital Research and Management
· Are subject to specified fees and charges.	Company
The Policy Value	· Columbia Management Advisors, LLC
· Is the sum of your holdings in the fixed account, the variable account and	· Directed Services LLC
the loan account.	· Evergreen Investment Management
· Has no guaranteed minimum value under the variable account. The value	Company, LLC
varies with the value of the subaccounts you select.	· Fidelity Management & Research Co.
· Has a minimum guaranteed rate of return for amounts in the fixed account.	· Ibbotson Associates
· Is subject to specified fees and charges including possible surrender	· ING Clarion Real Estate Securities L.P.
charges.	· ING Investment Management Co.
Death Benefit Proceeds	· ING Investment Management Advisors,
· Are paid if your policy is in force when the second of the insured people	B.V.
dies.	· J.P. Morgan Investment Management Inc.
· Are calculated under your choice of options:	· Julius Baer Investment Management, LLC
Option 1 – the base death benefit is the greater of the amount of base	· Legg Mason Capital Management, Inc.
insurance coverage you have selected or your policy value multiplied	· Lehman Brothers Asset Management LLC
by the appropriate factor from the definition of life insurance factors	· Marsico Capital Management, LLC
described in Appendix A; or	· Massachusetts Financial Services Company
Option 2 – the base death benefit is the greater of the amount of base	· Morgan Stanley Investment Management,
insurance coverage you have selected plus the policy value or your	Inc. (d/b/a Van Kampen)
policy value multiplied by the appropriate factor from the definition of	· Neuberger Berman, LLC
life insurance factors described in Appendix A.	· Neuberger Berman Management Inc.
· Are equal to the base death benefit plus any rider benefits minus any	· OppenheimerFunds, Inc.
outstanding loans, accrued loan interest and unpaid fees and charges.	· Pacific Investment Management Company
· Are generally not subject to federal income tax if your policy continues to	LLC
meet the federal income tax definition of life insurance.	· Pioneer Investment Management, Inc.
Sales Compensation	· T. Rowe Price Associates, Inc.
· We pay compensation to broker/dealers whose registered representatives	· UBS Global Asset Management (Americas)
sell the policy. See Distribution of the Policy, page 79, for further	Inc.
information about the amount of compensation we pay.	· Wells Capital Management, Inc.

This prospectus describes what you should know before purchasing the Variable Survivorship universal life insurance policy. Please read it carefully and keep it for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The policy described in this prospectus is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

The date of this prospectus is April 28, 2008.

TABLE OF CONTENTS

	Page		Page
POLICY SUMMARY	3	Termination of Coverage	62
The Policy’s Features and Benefits	3	TAX CONSIDERATIONS	64
Factors You Should Consider Before		Tax Status of the Company	65
Purchasing a Policy	6	Tax Status of the Policy	65
Fees and Charges	8	Diversification and Investor Control Requirements	66
THE COMPANY, THE VARIABLE		Tax Treatment of Policy Death Benefits	67
ACCOUNT AND THE FIXED ACCOUNT	14	Distributions Other than Death Benefits	67
Security Life of Denver Insurance Company	14	Other Tax Matters	69
The Investment Options	16	ADDITIONAL INFORMATION	72
DETAILED INFORMATION ABOUT		General Policy Provisions	72
THE POLICY	20	Distribution of the Policy	79
Underwriting	21	Legal Proceedings	82
Purchasing a Policy	21	Financial Statements	83
Fees and Charges	27	APPENDIX A	A-1
Death Benefits	34	APPENDIX B	B-1
Additional Insurance Benefits	42	APPENDIX C	C-1
Policy Value	49	MORE INFORMATION IS AVAILABLE	Back Cover
Special Features and Benefits	52

TERMS TO UNDERSTAND

The following is a list of some of the key defined terms and the page number on which each is defined:

	Page Where		Page Where
Term	Defined	Term	Defined
Age	21	Net Policy Value	4
Fixed Account	20	Policy Date	21
Fixed Account Value	49	Policy Value	49
Joint Equivalent Age	21	Segment or Coverage Segment	34
Loan Account	51	Surrender Value	5
Loan Account Value	51	Valuation Date	50
Monthly Processing Date	29	Variable Account	16
Net Premium	3	Variable Account Value	49

“Security Life,” “we,” “us,” “our” and the “company” refer to Security Life of Denver Insurance Company. “You” and “your” refer to the policy owner. The policy owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the lifetime of the insured people.

State Variations – State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our Customer Service Center or your agent/registered representative.

You may contact us about the policy at our:	ING Customer Service Center
P.O. Box 5065
Minot, ND 58702-5065
1-877-253-5050
www.ingservicecenter.com

Variable Survivorship 2

POLICY SUMMARY

This summary highlights the features and benefits of the policy, the risks that you should consider before purchasing a policy and the fees and charges associated with the policy and its benefits. More detailed information is included in the other sections of this prospectus that should be read carefully before you purchase the policy.

The Policy’s Features and Benefits

Premium	· You choose when to pay and how much to pay.
Payments	· You will need to pay sufficient premiums to keep the policy in force. Failure to pay sufficient premiums may cause your policy to lapse without value.
See Premium	· You cannot pay additional premiums after age 100 of the younger insured person.
Payments, page 22.	· We may refuse any premium that would disqualify your policy as life insurance under
Section 7702 of the Internal Revenue Code or that would cause your policy to become a modified endowment contract.
· We deduct tax charges and a sales charge from each premium payment and credit the remaining premium (the “net premium”) to the variable account or the fixed account according to your instructions.

Free Look Period	· During the free look period, you have the right to examine your policy and return it for a refund if you are not satisfied for any reason.
See Free Look Period,	· The free look period is generally ten days from your receipt of the policy, although certain
page 25.	states may allow more than ten days.
· Generally, there are two types of free look refunds:
Some states require a return of all premium we have received; and
Other states require that we return your policy value plus a refund of all fees and charges deducted.
· The length of the free look period and the free look refund that applies in your state will be stated in your policy.
· During the free look period, your net premium will be allocated among the investment options you have selected unless your state requires a return of premium as the free look refund. In these states your net premium directed to the subaccounts will be allocated to the
ING Liquid Assets Portfolio until after the free look period ends. See Allocation of Net
Premium, page 24.

Death Benefits	· Death benefits are paid if your policy is in force when the second of the insured people dies.
· Until age 100 of the younger insured person, the amount of the death benefit will depend on
See Death Benefits,	which death benefit option is in effect when the second of the insured people dies.
page 34.	· There are two death benefit options available under your policy:
Option 1 – the base death benefit is the greater of the amount of base insurance coverage you have selected or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A; or
Option 2 – the base death benefit is the greater of the amount of base insurance coverage you have selected plus your policy value or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.
· After age 100 of the younger insured person, death benefit Option 1 will apply to all policies and the amount of base insurance coverage selected will equal the amount of base insurance coverage in effect on the policy anniversary nearest the younger insured person’s 100th birthday plus the amount of coverage, if any, under the Adjustable Term Insurance Rider on that date.
· We will reduce the death benefit proceeds payable under any death benefit option by any outstanding loans and accrued loan interest and unpaid fees and charges.
· The death benefit is generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

Variable Survivorship 3

No-Lapse and	· Generally, your policy will not lapse as long as your policy value minus any surrender
Death Benefit	charge and any outstanding loan amount and accrued loan interest (the “surrender value”)
Guarantees	is enough to pay the periodic fees and charges when due.
· However, during the first five policy years we guarantee that your policy will not lapse, regardless of its surrender value, provided you have paid the minimum annual premium
See No-Lapse and	during each of your first five policy years.
Death Benefit	· Additionally, a death benefit guarantee is available which provides that the base insurance
Guarantees, page 40.	coverage under the policy will not lapse even if the surrender value is not enough to pay the periodic fees and charges when due. The death benefit guarantee is an optional benefit and may be selected only when you apply for the policy.
· If you meet all the requirements, the death benefit guarantee lasts until the younger insured person reaches age 100.
· To keep the death benefit guarantee in force, on any monthly processing date:
Your cumulative premium payments minus any partial withdrawals, loans and accrued loan interest, must equal or exceed the sum of guarantee period monthly premium payments to the current monthly processing date; and
Your policy value minus any outstanding loan amount and accrued loan interest (the
“net policy value”) must meet certain diversification requirements.
· During the death benefit guarantee period there is an additional monthly charge for the death benefit guarantee.
· The death benefit guarantee may not be available in some states.

Temporary	· If you apply and qualify, we may issue temporary insurance equal to the total amount of
Insurance	insurance coverage for which you applied.
· The maximum amount of temporary insurance is $1 million, which includes other in-force coverage each insured person has with us.
See Temporary	· Temporary insurance may not be available in all states.
Insurance, page 26.

Rider Benefits	· Your policy may include additional insurance benefits, attached by rider. There are two types of rider benefits:
See Additional	Optional rider benefits that you must select before they are added to your policy; and
Insurance Benefits,	Rider benefits that automatically come with your policy.
page 42.	· In many cases, we deduct an additional monthly charge for these benefits.
· Not all riders may be available under your policy or in your state.

Investment	· You may allocate your net premiums to the subaccounts of Security Life Separate
Options	Account L1 (the “variable account”) and to our fixed account.
· The variable account is one of our separate accounts and consists of subaccounts that
See The Investment	invest in corresponding funds. When you allocate premiums to a subaccount, we invest any net premiums in shares of the corresponding fund.
Options, page 16.	· Your variable account value will vary with the investment performance of the funds underlying the subaccounts and the charges we deduct from your variable account value.
· The fixed account is part of our general account and consists of all of our assets other than those in our separate accounts (including the variable account) and loan account.
· We credit interest of at least 3.00% per year on amounts allocated to the fixed account, and we may, in our sole discretion, credit interest in excess of this amount.

Transfers	· You currently may make an unlimited number of transfers between the subaccounts and to the fixed account. Transfers are, however, subject to any limits, conditions and restrictions
See Transfers,	that we or the funds whose shares are involved may impose. See Limits on Frequent or
page 53.	Disruptive Transfers, page 56.
· There are certain restrictions on transfers from the fixed account.
· We do not charge for transfers.

Variable Survivorship
4

Asset Allocation	· Dollar cost averaging is a systematic program of transferring policy values to selected
Programs	subaccounts of the variable account. It is intended to help reduce the risk of investing too much when the price of a fund’s shares is high. It also helps to reduce the risk of investing too little when the price of a fund’s shares is low.
See Dollar Cost	· Automatic rebalancing is a systematic program through which your variable and fixed
Averaging, page 54.	account values are periodically reallocated among your selected investment options to maintain the allocation percentages you have chosen.
See Automatic	· There is no charge to participate in these asset allocation programs. There are, however,
Rebalancing,	certain conditions on participation in these asset allocation programs.
page 54.	· Neither of these asset allocation programs assures a profit nor do they protect you against a loss in a declining market.

Loans	· After the first policy month, you may take loans against your policy’s surrender value.
· A loan must be at least $100 and is generally limited to your surrender value less the
See Loans, page 52.	periodic fees and charges to your next policy anniversary.
· When you take a loan we transfer an amount equal to your loan to the loan account as collateral for your loan. The loan account is part of our general account.
· We credit amounts held in the loan account with interest at an annual rate no less than
3.00%.
· We also charge interest on loans. Interest is due in arrears on each policy anniversary and accrues daily at an annual rate of 3.75%.
· Loans reduce your policy’s death benefit proceeds and may cause your policy to lapse.
· Loans may have tax consequences, and you should consult with a qualified tax adviser before taking a loan against your policy’s surrender value.

Partial	· After the first policy year, you may take up to 12 partial withdrawals each policy year. In
Withdrawals	certain circumstances you may take partial withdrawals during the first policy year.
· A partial withdrawal must be at least $100 and may not exceed the amount which leaves your surrender value less than $500.
See Partial	· We currently charge a fee of 2.00% of the amount withdrawn, up to $25 for each partial
Withdrawals, page 59.	withdrawal.
· Partial withdrawals may reduce the amount of base and total insurance coverage under your policy and will reduce your policy value.
· Partial withdrawals may also have tax consequences, and you should consult with a qualified tax adviser before taking a partial withdrawal from your policy.

Surrenders	· You may surrender your policy for its surrender value at any time before the death of the second of the insured people.
· Your surrender value is your policy value minus any surrender charge and your
See Surrender,	outstanding loan amount and accrued loan interest.
page 62.	· Surrender charges apply for the first nine years of each segment of base insurance coverage. Surrender charges are level for the first five years then decrease each year to zero at the beginning of the tenth year.
· Surrender charge rates vary by the insured people’s genders and ages at the time each base insurance coverage segment is established.
· If you decrease your base insurance coverage, surrender charges are assessed against the policy value. If there are multiple coverage segments, the decrease and surrender charges will be processed on a pro rata basis.
· If the surrender charge exceeds your net policy value, there will be no proceeds paid to you upon surrender.
· All insurance coverage ends on the date we receive your surrender request in good order.
· If you surrender your policy it cannot be reinstated.
· Surrendering the policy may have tax consequences, and you should consult with a qualified tax adviser before surrendering your policy.

Variable Survivorship
5

Reinstatement	· You may reinstate your policy (other than the death benefit guarantee) and riders within five years of lapse if you still own the policy and did not surrender it and the insured
See Reinstatement,	people are still insurable.
page 64.	· You will need to pay the required reinstatement premium.
· If you had an outstanding loan when coverage lapsed, unless directed otherwise we will reinstate it with accrued loan interest to the date of the lapse.
· When we reinstate your policy, we reinstate the surrender charges for the amount and time remaining when your policy lapsed.
· A policy that is reinstated more than 90 days after lapsing may be considered a modified endowment contract for tax purposes.
· Reinstating your policy may have tax consequences, and you should consult with a qualified tax adviser before reinstating your policy.

Factors You Should Consider Before Purchasing a Policy

The decision to purchase a policy should be discussed with your agent/registered representative. Make sure you understand the policy’s investment options, its other features and benefits, its risks and the fees and charges you will incur when you consider purchasing the policy and investing in the subaccounts of the variable account.

Life Insurance	· The policy is not a short-term savings vehicle and should be purchased only if you need
Coverage	life insurance coverage. Evaluate your need for life insurance coverage before purchasing a policy.
· You should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

Fees and Charges	· The policy’s fees and charges reflect the costs associated with its features and benefits, the services we render, the expenses we expect to incur and the risks we assume under the
See Fees and Charges,	policy.
page 27.	· We believe that the policy’s fees and charges, in the aggregate, are reasonable, but before purchasing a policy you should compare the value that the policy’s various features and benefits and the available services have to you, given your particular circumstances, with the fees and charges associated with those features, benefits and services.
· In the early policy years the surrender charge may exceed the policy value because the surrender charge may be more than the cumulative premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

Lapse	· Your policy may lapse and your insurance coverage under the policy may terminate if on any monthly processing date:
See Lapse, page 63.	The no-lapse guarantee or the death benefit guarantee is not in effect; and
Your surrender value is not enough to pay the periodic fees and charges when due.
· If you meet these conditions, we will send you notice and give you a 61 day grace period to make a sufficient premium payment.
· If you do not make a sufficient premium payment by the end of the 61 day grace period, your life insurance coverage will terminate and your policy will lapse without value.
· Partial withdrawals and loans have an adverse impact on your surrender value. Before taking a partial withdrawal or loan consider its effect on your ability to keep your policy from lapsing.

Exchanges	· Replacing your existing life insurance policy(ies) and/or annuity contract(s) with the policy described in this prospectus may not be beneficial to you.
See Purchasing a	· Before purchasing a policy, determine whether your existing policy(ies) and/or contract(s)
Policy, page 21.	will be subject to fees or penalties upon surrender or cancellation.
· Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) and/or contract(s) with those of the policy described in this prospectus.

Variable Survivorship
6

Investment Risk	· You should evaluate the policy’s long-term investment potential and risks before purchasing a policy.
See The Variable	· For amounts you allocate to the subaccounts of the variable account:
Account, page 16.	Your values will fluctuate with the markets, interest rates and the performance of the underlying funds;
You assume the risk that your values may decline or may not perform to your expectations;
Your policy could lapse without value or you may be required to pay additional premium because of poor fund performance;
Each fund has various investment risks, and some funds are riskier than others;
You should read each fund’s prospectus and understand the risks associated with the fund before allocating your premiums to its corresponding subaccount; and
There is no assurance that any fund will achieve its stated investment objective.
· For amounts you allocate to the fixed account:
Interest rates we declare will change over time; and
You assume the risk that interest rates may decline, although never below the guaranteed minimum annual rate of 3.00%.

Taxation	· Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify
See TAX	as a life insurance contract. We believe it is reasonable to conclude that the policy will
CONSIDERATIONS,	qualify as a life insurance contract.
page 64.	· Assuming the policy qualifies as a life insurance contract under current federal income tax law, your policy earnings are generally not subject to income tax as long as they remain within your policy. Depending on your circumstances, however, the following events may have tax consequences for you:
	Reduction in the amount of your insurance coverage;	Surrender;
	Partial withdrawals;	Lapse; and
	Loans;	Reinstatement.
· In addition, if your policy is a modified endowment contract, a partial withdrawal, surrender or a loan against or secured by the policy will be taxable to you cause income taxation to the extent of any gain in the policy. A penalty tax may be imposed on a distribution from a modified endowment contract as well.
· There is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a qualified tax adviser with respect to legislative developments and their effect on the policy.
· Consult with a qualified legal or tax adviser before you purchase a policy.

Sales	· We pay compensation to broker/dealers whose registered representatives sell the policy.
Compensation	· Broker/dealers may be able to choose to receive their compensation under various payment options, but their choice will not affect the fees and charges you will pay for the policy.
See Distribution of the	· We generally pay more compensation on premiums paid for base insurance coverage than
Policy, page 79.	we do on premiums paid for coverage under the Adjustable Term Insurance Rider. Talk to your agent/registered representative about the right blend of base coverage and Adjustable
Term Insurance Rider coverage for you.

Other Products	· We and our affiliates offer other insurance products that may have different features, benefits, fees and charges. These other products may better match your needs.
· Contact your agent/registered representative if you would like information about these other products.

Variable Survivorship
 7

Fees and Charges

The following tables describe the fees and charges you will pay when buying, owning and surrendering the policy.

Transaction Fees and Charges. The following table describes the fees and charges deducted at the time you make a premium payment or make certain other transactions. See Transaction Fees and Charges, page 27.

Amount Deducted

Charge	When Deducted	Maximum Guaranteed Charges

Tax Charge	· When you make a	· 2.50% of each premium payment for state and local taxes.
	premium payment.	· 1.50% of each premium payment for estimated federal income tax treatment of deferred acquisition costs.

Sales Charge	· When you make a	· 5.50% of premium up to target premium in segment years 1-5,
	premium payment.	and lower thereafter; plus
· 2.00% of premium above segment target premium.

Partial Withdrawal	· When you take a	· $25.
Fee	partial withdrawal.

Surrender Charge [1]	· During the first	Range from
	nine segment years	· $1.39 to $41.09 per $1,000 of base insurance coverage.
when you
	surrender your	Representative insured people
	policy, decrease	· $14.43 per $1,000 of base insurance coverage.
	your base	· The representative insured people are a male and a female, age
	insurance	60.
coverage, take a
partial withdrawal
that decreases your
base insurance
coverage or allow
your policy to
lapse.

Excess Illustration	· Each time you	· $25.
Fee [2]	request an
illustration after
the first each
policy year.

1	Each segment of base insurance coverage has its own set of surrender charges that vary based on the age and gender of each insured person. The rates shown for the representative insured people are for the first segment year and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

Surrender charge rates remain level for the first five years and then decrease at the beginning of each year to zero at the beginning of the tenth segment year.

2	We do not currently assess this charge.

Variable Survivorship 8

Transaction Fees and Charges (continued).

Amount Deducted

Charge	When Deducted	Maximum Guaranteed Charges

Overloan Lapse	· On the monthly	· 3.50% of the policy value. [3]
Protection Rider	processing date on
or next following
the date we receive
your request to
exercise the rider
benefit.

Periodic Fees and Charges. The following table describes the maximum guaranteed charges that could be deducted each day or each month on the monthly processing date, not including fund fees and expenses. See Periodic Fees and Charges, page 29.

Amount Deducted

Charge	When Deducted	Maximum Guaranteed Charges [4]

Cost of Insurance	· On each monthly	Range from
Charge [5]	processing date.	· $0.01 to $83.33 per $1,000 of base insurance coverage.

Representative insured people
· $0.01 per $1,000 of base insurance coverage.
· The representative insured people are a male and female, age 60.

Mortality and	· Daily and included	· 0.002% daily (0.75% annually) of policy value invested in the
Expense Risk	in the daily unit	variable account.
Charge [6]	value calculation.

Policy Charge	· On each monthly	· $15 per month in policy years 1-10, and lower thereafter.
processing date.

3	Your policy value is the sum of your holdings in the fixed account, the variable account and the loan account.

4	This table shows the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

5	The cost of insurance rates vary based on the amount of your base insurance coverage, policy duration and the age, gender and risk class of each insured person. Different rates will apply to each segment of base insurance coverage. The rates shown for the representative insured person are for the first policy year and they generally increase each year thereafter. The rates shown have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

6	The daily mortality and expense risk charge rate has been rounded to the nearest one thousandth of one percent. See Mortality and Expense Risk Charge, page 29, for the daily rate without rounding.

Variable Survivorship 9

Periodic Fees and Charges (continued).

Amount Deducted

Charge	When Deducted	Maximum Guaranteed Charges [7]

Administrative	· On each monthly	Range from
Charge [8]	processing date.	· $0.02 to $0.10 per $1,000 of base insurance coverage (or total insurance coverage, if greater).

Representative insured people
· $0.08 per $1,000 of base insurance coverage (or total insurance coverage, if greater).
· The representative insured people are a male and female, age 60.

Death Benefit	· On each monthly	· $0.005 per $1,000 of base insurance coverage during the
Guarantee Charge	processing date.	guarantee period.
(if selected)

Loan Interest	· Accrues daily but	· 3.75% per annum of the loan amount.
Charge	is due in arrears on
each policy
anniversary.

7	This table shows the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the guaranteed maximum charges shown and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

8	The administrative charge applies to the first $2.5 million of coverage. The rates vary based on the issue age of each insured person and decrease after the tenth policy year. The rates shown for the representative insured people are for the first policy year.

The rates shown have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration. See Administrative Charge, page 29, for information about how the amount of the administrative charge is determined.

Variable Survivorship 10

Optional Rider Fees and Charges. The following table describes the charges deducted each month for each of the optional rider benefits. See Optional Rider Fees and Charges, page 31.

Amount Deducted

Charge	When Deducted	Maximum Guaranteed Charges [9]

Adjustable Term	· On each monthly	Range from
Insurance Rider [10]	processing date.	· $0.01 to $83.33 per $1,000 of rider benefit.

Representative insured people
· $0.01 per $1,000 of rider benefit.
· The representative insured people are a male and female, age 60.

Single Life Term	· On each monthly	Range from
Insurance Rider [11]	processing date.	· $0.07 to $83.33 per $1,000 of rider benefit.

Representative insured person
· $0.25 per $1,000 of rider benefit.
· The representative insured person is a male, age 40.

9	This table shows the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the guaranteed maximum charges shown and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

10	The rates vary based on policy duration and the age, gender and risk class of each insured person. The rates shown for the representative insured people are for the first policy year and they generally increase each year thereafter. The rates shown have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

11	The rates vary based on policy duration and the insured person’s age, gender, risk class. The rates shown for the representative insured person are for the first policy year and they generally increase each year thereafter. The rates shown have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

Variable Survivorship 11

Fund Fees and Expenses. The following table shows the minimum and maximum total gross annual fund expenses that you may pay during the time you own the policy. Fund expenses vary from fund to fund and may change from year to year. For more detail about a fund’s fees and expenses, review the fund’s prospectus. See also Fund Fees and Expenses, page 31.

	Minimum	Maximum
Total Gross Annual Fund Expenses [12] (deducted from fund assets)	0.26%	1.25%

Total gross annual fund expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including the company and its affiliates, for administrative and policy owner services provided on behalf of the fund. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares.

If a fund is structured as a “fund of funds,” total gross annual fund expenses also include the fees associated with the funds in which it invests. Because of this a fund that is structured as a “fund of funds” may have higher fees and expenses than a fund that invests directly in debt and equity securities. For a list of the “fund of funds” available through the policy, see the chart of funds available through the variable account on page 17.

12	Some funds that are available through the policy have contractual arrangements to waive and/or reimburse certain fund fees and expenses. The minimum and maximum total gross annual fund expenses shown above do not reflect any of these waiver and/or reimbursement arrangements.

Variable Survivorship 12

Variable Survivorship 13

     THE COMPANY, THE VARIABLE ACCOUNT AND THE FIXED ACCOUNT

Security Life of Denver Insurance Company

We are a stock life insurance company organized in 1929 and incorporated under the laws of the State of Colorado. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 1290 Broadway, Denver, Colorado 80203.

We are a wholly owned indirect subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. ING Groep N.V. is headquartered in Amsterdam, The Netherlands. Although we are an indirect subsidiary of ING Groep N.V., ING Groep N.V. is not responsible for the obligations under the policy. The obligations under the policy are solely the responsibility of Security Life of Denver Insurance Company.

We are also a member of the Insurance Marketplace Standards Association (“IMSA”). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

Regulatory Developments – The Company and the Industry

As with many financial services companies, the company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the company and its affiliates have been and are providing full cooperation.

Insurance and Retirement Plan Products and Other Regulatory Matters.

Federal and state regulators and self regulatory agencies are also conducting broad inquiries and investigations involving the insurance and retirement industries. These initiatives currently focus on, among other things, compensation, revenue sharing, and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; sales and marketing practices (including sales to seniors); specific product types (including group annuities and indexed annuities); and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information. Some of these matters could result in regulatory action involving the company. These initiatives also may result in new legislation and regulation that could significantly affect the financial services

Variable Survivorship 14

industry, including businesses in which the company is engaged. In light of these and other developments, U.S. affiliates of ING, including the company, periodically review whether modifications to their business practices are appropriate.

Investment Product Regulatory Issues. Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; directed brokerage; compensation; sales practices, suitability, and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of certain affiliates of the company, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the company with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

Action may be taken by regulators with respect to the company or certain ING affiliates before investigations relating to fund trading are completed. The potential outcome of such action is difficult to predict but could subject the company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of any such action will have a material adverse effect on ING or ING’s U.S. based operations, including the company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING’s U.S. based operations, including the company.

Variable Survivorship 15

Product Regulation. Our products are subject to a complex and extensive array of state and federal tax, securities and insurance laws, and regulations, which are administered and enforced by a number of governmental and self-regulatory authorities. Specifically, U.S. federal income tax law imposes certain requirements relating to product design, administration and investments that are conditions for beneficial tax treatment of such products under the Internal Revenue Code. See TAX CONSIDERATIONS, page 64, for further discussion of some of these requirements. Failure to administer certain product features could affect such beneficial tax treatment. In addition, state and federal securities and insurance laws impose requirements relating to insurance product design, offering and distribution, and administration. Failure to meet any of these complex tax, securities or insurance requirements could subject the company to administrative penalties, unanticipated remediation or other claims and costs.

The Investment Options

You may allocate your premium payments to any of the available investment options. These options include subaccounts of the variable account and the fixed account. The investment performance of a policy depends on the performance of the investment options you choose.

The Variable Account

We established Security Life Separate Account L1 (the	In the policy the

“variable account”) on November 3, 1993, as one of our	“variable

separate accounts under the laws of the State of	account” is

Colorado. It is a unit investment trust, registered with the	referred to as

SEC under the Investment Company Act of 1940, as	the “Separate

amended (“1940 Act”).	Account.”

We own all of the assets of the variable account and are obligated to pay all amounts due under a policy according to the terms of the policy. Income, gains and losses credited to, or charged against, the variable account reflect the investment experience of the variable account and not the investment experience of our other assets. Additionally, Colorado law provides that we cannot charge the variable account with liabilities arising out of any other business we may conduct. This means that if we ever became insolvent, the variable account assets will be used first to pay variable account policy claims. Only if variable account assets remain after these claims have been satisfied can these assets be used to pay owners of other policies and creditors.

The variable account is divided into subaccounts. Each subaccount invests in a corresponding fund. When you allocate premium payments to a subaccount, you acquire accumulation units of that subaccount. You do not invest directly in or hold shares of the funds when you allocate premium payments to the subaccounts of the variable account.

Variable Survivorship 16

Funds Available Through the Variable Account. The following chart lists the funds that are available through the variable account.

Certain of these funds are structured as “fund of funds.” A “fund of funds” may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds in which they invest. The “fund of funds” available through the policy are identified below.

Funds Available Through the Variable Account

· American Funds – Growth Fund (Class 2)	· ING Pioneer Fund Portfolio (Class I)
· American Funds – Growth-Income Fund	· ING Pioneer Mid Cap Value Portfolio (Class I)
(Class 2)	· ING Stock Index Portfolio (Class I)
· American Funds – International Fund (Class 2)	· ING T. Rowe Price Capital Appreciation
· Fidelity® VIP Contrafund® Portfolio	Portfolio (Class I)
(Service Class)	· ING T. Rowe Price Equity Income Portfolio
· Fidelity® VIP Equity-Income Portfolio (Service	(Class I)
Class)	· ING Van Kampen Capital Growth Portfolio
· ING AllianceBernstein Mid Cap Growth	(Class I)
Portfolio (Class I)	· ING Van Kampen Growth and Income Portfolio
· ING BlackRock Large Cap Growth Portfolio	(Class S)
(Class I)	· ING VP Index Plus International Equity Portfolio
· ING Evergreen Health Sciences Portfolio	(Class S)
(Class I)	· ING Wells Fargo Small Cap Disciplined Portfolio
· ING Evergreen Omega Portfolio (Class I)	(Class S)
· ING FMRSM Diversified Mid Cap Portfolio	· ING Baron Small Cap Growth Portfolio (I Class)
(Class I)	· ING Columbia Small Cap Value II Portfolio
· ING Focus 5 Portfolio (Class I)	(I Class)
· ING Franklin Templeton Founding Strategy	· ING JP Morgan Mid Cap Value Portfolio
Portfolio (Class I)*	(I Class)
· ING Global Real Estate Portfolio (Class S)	· ING Neuberger Berman Partners Portfolio
· ING Global Resources Portfolio (Class I)	(I Class)
· ING JPMorgan Emerging Markets Equity	· ING Oppenheimer Global Portfolio (I Class)
Portfolio (Class I)	~~·~~ ING Oppenheimer Strategic Income Portfolio
· ING JPMorgan Small Cap Core Equity Portfolio	(S Class)
(Class I)	· ING Pioneer High Yield Portfolio (I Class)
· ING JPMorgan Value Opportunities Portfolio	· ING T. Rowe Price Diversified Mid Cap Growth
(Class I)	Portfolio (I Class)
· ING Julius Baer Foreign Portfolio (Class I)	· ING UBS U.S. Large Cap Equity Portfolio
· ING Legg Mason Value Portfolio (Class I)	(I Class)
· ING LifeStyle Aggressive Growth Portfolio	· ING Van Kampen Comstock Portfolio (I Class)
(Class I)*	· ING Van Kampen Equity and Income Portfolio
· ING LifeStyle Growth Portfolio (Class I)*	(I Class)
· ING LifeStyle Moderate Growth Portfolio	· ING VP Balanced Portfolio (Class I)
(Class I)*	· ING VP Intermediate Bond Portfolio (Class I)
· ING LifeStyle Moderate Portfolio (Class I)*	· ING Lehman Brothers U.S. Aggregate Bond
· ING Limited Maturity Bond Portfolio (Class S)	Index ® Portfolio (Class I)
· ING Liquid Assets Portfolio (Class I)	· ING RussellTM Small Cap Index Portfolio
· ING Marsico Growth Portfolio (Class I)	(Class I)
· ING Marsico International Opportunities	· ING VP Index Plus LargeCap Portfolio (Class I)
Portfolio (Class I)	· ING VP Index Plus MidCap Portfolio (Class I)
· ING MFS Total Return Portfolio (Class I)	· ING VP Index Plus SmallCap Portfolio (Class I)
· ING MFS Utilities Portfolio (Class S)	· ING VP SmallCap Opportunities Portfolio
· ING Oppenheimer Main Street Portfolio®	(Class I)
(Class I)	· Neuberger Berman AMT Socially Responsive
· ING PIMCO Core Bond Portfolio (Class I)	Portfolio® (Class I)

*	These funds are structured as “fund of funds.” See the Fund Fees and Expenses table on page 12 and the Fund Fees and Expenses section on page 31 for more information about “fund of funds.”

Variable Survivorship 17

See Appendix B to this prospectus for more information about the funds available through the variable account, including information about each fund’s investment adviser/subadviser and investment objective. More detailed information about each fund, including information about their investment risks and fees and expenses, can be found in the fund’s current prospectus and Statement of Additional Information. You may obtain these documents by contacting us at our Customer Service Center.

A fund available through the variable account is not the same as a retail mutual fund with the same or similar name. Accordingly, the management, fees and expenses and performance of a fund available through the variable account is likely to differ from a similarly named retail mutual fund.

Voting Privileges. We invest each subaccount’s assets in shares of a corresponding fund. We are the legal owner of the fund shares held in the variable account, and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund’s current prospectus or issues requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each fund share has the right to one vote. The votes of all fund shares are cast together on a collective basis, except on issues for which the interests of the funds differ. In these cases, voting is on a fund-by-fund basis.

Examples of issues that require a fund-by-fund vote are changes in the fundamental investment policy of a particular fund or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of the fund’s shareholders. We vote any fund shares that are not attributable to policies and any fund shares for which the owner does not give us instructions in the same proportion as we vote the shares for which we did receive voting instructions. This means that instructions from a small number of shareholders can determine the outcome of a vote. There is no minimum number of shares for which we must receive instructions before we vote the shares.

We reserve the right to vote fund shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the funds corresponding to those subaccounts in which you have invested assets as of the record date set by the fund’s Board for the shareholders meeting. We determine the number of fund shares in each subaccount of your policy by dividing your variable account value in that subaccount by the net asset value of one share of the matching fund.

Variable Survivorship 18

Right to Change the Variable Account. Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to our variable account with respect to some or all classes of policies:

Change the investment objective;

Offer additional subaccounts that will invest in funds we find appropriate for policies we issue;

Eliminate subaccounts;

Combine two or more subaccounts;

Close subaccounts. We will notify you in advance by a supplement to this prospectus if we close a subaccount. If a subaccount is closed or otherwise is unavailable for new investment, unless you provide us with alternative allocation instructions, all future premiums directed to the subaccount that was closed or is unavailable may be automatically allocated among the other available subaccounts according to your most recent allocation instructions.

If your most recent allocation instructions do not include any available funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting our Customer Service Center. See also the Transfers section of this prospectus, page 53, for information about making subaccount allocation changes;

Substitute a new fund for a fund in which a subaccount currently invests. A substitution may become necessary if, in our judgment:

A fund no longer suits the purposes of your policy;

There is a change in laws or regulations;

There is a change in the fund’s investment objectives or restrictions;

The fund is no longer available for investment; or

Another reason we deem a substitution is appropriate.

In the case of a substitution, the new fund may have different fees and charges than the fund it replaced;

Transfer assets related to your policy class to another separate account;

Withdraw the variable account from registration under the 1940 Act;

Operate the variable account as a management investment company under the 1940 Act;

Cause one or more subaccounts to invest in a fund other than, or in addition to, the funds currently available;

Stop selling the policy;

End any employer or plan trustee agreement with us under the agreement’s terms;

Limit or eliminate any voting rights for the variable account; or

Make any changes required by the 1940 Act or its rules or regulations.

We will not make a change until the change is disclosed in an effective prospectus or prospectus supplement, authorized, if necessary, by an order from the SEC, and approved, if necessary, by the appropriate state insurance department(s). We will notify you of any changes. If you wish to transfer the amount you have in the affected subaccount to another subaccount or to the fixed account, you may do so free of charge. Just notify us at our Customer Service Center.

Variable Survivorship 19

The Fixed Account

You may allocate all or a part of your net premium and
transfer your net policy value into the fixed account. We
declare the interest rate that applies to all amounts in the fixed account. Although the interest rate will change
over time, the interest rate will never be less than 3.00%.	In the policy the

“fixed account”

Additionally, we guarantee that the interest rate will not	is referred to as

change more frequently than every policy anniversary.	the “Guaranteed
Interest compounds daily at an effective annual rate that
equals the declared rate. We credit interest to the fixed	Interest

account on a daily basis. We pay interest regardless of	Division.”
the actual investment performance of our general
account. We bear all of the investment risk for the fixed
account.

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value.

The fixed account guarantees principal and is part of our general account. The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the fixed account under the Securities Act of 1933, as amended (“1933 Act”). Also, we have not registered the fixed account or the general account as an investment company under the 1940 Act (because of exemptive and exclusionary provisions). This means that the general account, the fixed account and interests in it are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the fixed account. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard Variable Survivorship universal life insurance policy. The policy provides death benefits, policy values and other features of traditional life insurance contracts. There may be variations in policy features, benefits and charges because of requirements of the state where we issue your policy. We describe all such differences in your policy.

If you would like to know about state variations, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.

Variable Survivorship 20

We and our affiliates offer various other products with different features and terms than the policy offered through this prospectus, and that may offer some or all of the same funds. These products have different benefits, fees and charges, and may or may not better match your needs. Please note that some of the company’s management personnel and certain other employees may receive a portion of their employment compensation based on the amount of policy values allocated to funds affiliated with ING. You should be aware that there may be alternative products available, and, if you are interested in learning more about these other products, contact our Customer Service Center or your agent/registered representative.

Underwriting

On the application you will provide us with certain health and other necessary information. Upon receipt of an application, we will follow our underwriting procedures to determine whether the proposed insured people are insurable by us. Before we can make this determination, we may need to request and review medical examinations of and other information about the proposed insured people. Through our underwriting process we also determine the risk class for the insured people if the application is accepted. Risk class is based on such factors as each proposed insured person’s age, gender and health. Risk class will impact the cost of insurance rates you will pay and may also affect premiums and other policy fees, charges and benefits.

We reserve the right to reject an application for any reason permitted by law. If an application is rejected, any premium received will be returned without interest.

Purchasing a Policy

To purchase a policy you must submit an application to us. On that application you will, among other things, select:

  The amount of your total insurance coverage (which generally must be at least $250,000);
  Your initial death benefit option; and
  Any riders or optional benefits.

On the date coverage under the policy begins (the “policy date”), the age of the two insured people on whose lives we issue the policy (the “insured people”, each an “insured person”) generally can be no more than age 85. “Age” or “joint equivalent age” under the policy means the sum of both insured people’s ages adjusted for the differences in age and gender, divided by two and rounded down. An individual insured person’s age is measured on their birthday nearest the policy date. The individual age of each insured person generally must be no more than 90 on the policy date. There is no maximum age difference between the two insured people.

Variable Survivorship 21

The insured people must share some relationship and commonly include husband and wife; business partners; parent and child; grandparent and grandchild; and siblings. Upon the death of the second of the insured people we pay the death benefit.

From time to time, we may accept an insured person who exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limits are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured. We may also set a minimum age to issue a policy.

You may request that we back-date the policy up to six months to allow the insured people to give proof of a younger age for the purposes of your policy. Except for cash on delivery policies, we generally will not reissue a policy to change the policy date.

Important Information About the Adjustable Term Insurance Rider. It may be to your economic advantage to include part of your insurance coverage under the Adjustable Term Insurance Rider. Working with your agent/registered representative, consider the factors described in the Adjustable Term Insurance Rider section of this prospectus, page 43, when deciding whether to include coverage under the Adjustable Term Insurance Rider and in what proportion to the total amount of coverage under your policy.

Premium Payments

Premium payments are flexible and you may choose the amount and frequency of premium payments, within limits, including:

  We may refuse to accept any premium less than $25;
  You cannot pay additional premiums after age 100 of the younger insured person;
  We may refuse to accept any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code;
  We may refuse to accept any premium that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgement accepting your policy as a modified endowment contract; and
  We may refuse to accept any premium that does not comply with our anti- money laundering program. See Anti-Money Laundering, page 74.

After we deduct the tax charges and the sales charge from your premium payments, we apply the net premium to your policy as described below.

A premium payment is received by us when it is received at our offices. After you have paid your initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to assure the earliest crediting date.

Your initial premium must be at least equal to the sum of the scheduled premium from the policy date through the investment date. The investment date is the date we apply the net premium to your policy.

Variable Survivorship 22

Scheduled Premium. You may select your scheduled (planned) premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. This amount may or may not be enough to keep your policy in force. You may receive premium reminder notices for the scheduled premium on a quarterly, semi-annual or annual basis. You are not required to pay the scheduled premium.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected.

If you have the optional death benefit guarantee, your scheduled premium should not be less than the guarantee period annual premium shown in your policy. See No-Lapse and Death Benefit Guarantees, page 40.

Unscheduled Premium Payments. Generally speaking, you may make unscheduled premium payments at any time, however:

  We may refuse to accept any premium less than $25;
  You cannot pay additional premiums after age 100 of the younger insured person;
  We may refuse to accept or limit the amount of an unscheduled premium payment if it would result in an increase in the amount of the base death benefit required by the federal income tax law definition of life insurance.
  We may require satisfactory evidence that the insured people are insurableaccording to our normal underwriting rules for the applicable risk classes andratings at the time that you make the unscheduled premium payment if thebase death benefit is increased due to an unscheduled premium payment;
  We may require satisfactory evidence that at least one insured person is insurable at the time that you make the unscheduled premium payment if an unscheduled premium payment will cause the net amount at risk to increase;
  We will return premium payments that would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy; and
  Our acceptance of an unscheduled premium payment may be subject to certain issue limitations and conditioned on the availability of reinsurance coverage.

Satisfactory evidence of insurability may include receipt of an application and required medical information.

Target Premium. Target premium is not based on your scheduled premium. Target premium is actuarially determined based on the ages and genders of the insured people. The target premium is used to determine your sales charge and the sales compensation we pay. It may or may not be enough to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and additional segments is listed in your policy schedule pages.

Variable Survivorship 23

Minimum Annual Premium. To qualify for the no-lapse guarantee, during each of your first five policy years you must pay at least the minimum annual premium shown in your policy. See No-Lapse and Death Benefit Guarantees, page 40.

We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.

Premium Payments Affect Your Coverage. Unless
your policy is in the no-lapse guarantee period or you	In the policy,

have the optional death benefit guarantee, your coverage	the “no-lapse

lasts only as long as you have a positive surrender value	guarantee

that is enough to pay the fees and charges due each	period” is

month. If you do not meet this requirement, your policy	referred to as

will enter a 61-day grace period and you must make a	the “Special

sufficient premium payment to keep your policy from	Continuation

lapsing. See Lapse, page 63.	Period.”

During the no-lapse guarantee period, we guarantee that your policy and riders will not lapse regardless of your surrender value provided your cumulative premium payments, minus any partial withdrawals and any outstanding loan amount and accrued loan interest are at least equal to your minimum annual premium. See No-Lapse and Death Benefit Guarantees, page 40.

If you have the optional death benefit guarantee, we guarantee that your policy will not lapse during the guarantee period provided your cumulative premium payments minus any partial withdrawals and any outstanding loan amount and accrued loan interest are at least equal to the guarantee period annual premium and your net policy value meets certain diversification requirements. See No-Lapse and Death Benefit Guarantees, page 40.

Allocation of Net Premium. Until your initial net premium is allocated as described below, we hold premiums in a general suspense account. Premiums held in this suspense account do not earn interest.

We apply the initial net premium to your policy after all of the following conditions have been met:

  We receive the required initial premium;
  All issue requirements have been received by our Customer Service Center; and
  We approve your policy for issue.

Variable Survivorship 24

Amounts you designate for the fixed account will be allocated to that account on the investment date. If your state requires return of your premium during the free look period, we initially invest amounts you have designated for the subaccounts of the variable account in the subaccount that invests in the ING Liquid Assets Portfolio. We later transfer these amounts from this subaccount to the available subaccounts that you have selected subaccounts based on your most recent premium allocation instructions, at the earlier of the following dates:

  Five days after the date we mailed your policy to you plus the length of your state free look period; or
  The date we receive your delivery receipt plus the length of your state free look period.

If your state provides for return of your policy value during the free look period (or provides no free look period), we allocate amounts you designated for the subaccounts of the variable account directly into those subaccounts.

All net premiums we receive after the applicable period are allocated to your policy on the valuation date of their receipt in good order. We will allocate net premiums to the available subaccounts using your most recent premium allocation instructions specified in percentages stated to the nearest tenth and totaling 100%. If your most recent premium allocation instructions includes a fund that corresponds to a subaccount that is closed to new investment (we will notify you in advance by a supplement to this prospectus if we close a subaccount) or is otherwise unavailable, net premium received that would have been allocated to the subaccount corresponding to the closed or otherwise unavailable fund may be automatically allocated among all the other available subaccounts according to your most recent allocation instructions. If your most recent allocation instructions do not include any available funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting our Customer Service Center. Your failure to provide us with alternative allocation instructions before we return your premium payment(s) may result in your policy entering the 61 day grace period and/or your policy lapsing without value. See Lapse, page 63, for more information about how to keep your policy from lapsing. See also Reinstatement, page 64, for more information about how to put your policy back in force if it has lapsed.

Free Look Period

You have the right to examine your policy and return it to us (for any reason) within the period shown in the policy. The period during which you have this right is called the free look period and starts on the date you receive your policy. If you request a free look refund or return your policy to us within the free look period, we cancel it as of your policy date.

If you cancel your policy during the free look period, you will receive a refund as determined by state law. Generally, there are two types of free look refunds:

  Refund of all premium we have received from you; or
  Refund of your policy value plus a refund of all charges deducted.

Variable Survivorship 25

The type of refund that applies in your state will be specified in your policy. The type of free look refund will affect when premium received before the end of the free look period is allocated to the subaccounts. See Allocation of Net Premium, page 24.

Temporary Insurance

If you apply and qualify, we may issue temporary insurance in an amount equal to the amount of insurance coverage for which you applied, up to $1 million, which includes other in-force coverage each insured person has with us.

Temporary insurance coverage begins when all of the following events have occurred:

  You have completed and signed our temporary insurance coverage form;
  We have received and accepted a premium payment of at least your scheduled premium (selected on your application); and
  The necessary parts of the application are complete.

Unless otherwise provided by state law, temporary insurance coverage ends on the earliest of:

  Five days after we mail the premium refund to the address on your application;
  Five days after we mail notice of termination to the address on your application;
  Your policy date;
  The date we refuse to issue a policy based on your application; or
  90 days after you sign our temporary life insurance coverage form.

There is no death benefit under the temporary insurance coverage if any of the following events occur:

  There is a material misrepresentation in your answers on the temporary insurance coverage form;
  There is a material misrepresentation in statements on your application;
  The persons intended to be insured die by suicide or self-inflicted injury; or
  The bank does not honor your premium check or authorized withdrawal.

During the period of temporary insurance coverage your premium payments are held by us in a general suspense account until underwriting is completed and the policy is issued or the temporary insurance coverage otherwise ends. Premiums held in this suspense account do not earn interest and they are not allocated to the investment options available under the policy until a policy is issued. If a policy is not issued and temporary coverage ends, any premium received will be returned without interest. See Allocation of Net Premium, page 24.

Variable Survivorship 26

Fees and Charges

We deduct fees and charges under the policy to compensate us for:

  Providing the insurance benefits of the policy (including any rider benefits);
  Administering the policy;
  Assuming certain risks in connection with the policy; and
  Incurring expenses in distributing the policy.

The amount of a fee or charge may be more or less than the cost associated with the service or benefit. Accordingly, excess proceeds from one fee or charge may be used to make up a shortfall on another fee or charge, and we may earn a profit on one or more of these fees and charges. We may use any such profits for any proper corporate purpose, including, among other things, payment of sales expenses.

Transaction Fees and Charges

We deduct the following transaction fees and charges from your policy value each time you make certain transactions.

Tax Charges. We deduct 2.5% from each premium payment to cover the total average state and local taxes we expect to pay. We pay state and local taxes in most states. These taxes vary from state to state and from jurisdiction to jurisdiction.

We deduct 1.5% from each premium payment to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by the amount of life insurance premium we receive.

We may increase or decrease the charges for taxes, within limits, if there are changes in the tax rates or tax laws.

Sales Charge. We deduct a sales charge from each premium payment.

	Sales Charge Percentage

	Up to Segment	Above Segment
Segment Year	Target Premium	Target Premium

1-5	5.5%	2.0%
6+	2.0%	2.0%

When calculating your applicable sales charge, we allocate premium payments we receive after an increase in the amount of base insurance coverage to your coverage segments in the same proportion as the target premium for each segment bears to the sum of the target premium for all segments.

This charge helps compensate us for the costs associated with selling the policies, including promotional, advertising and distribution expenses.

Variable Survivorship 27

Partial Withdrawal Fee. We deduct a partial withdrawal fee each time you take a partial withdrawal from your policy. The amount of this fee is 2.00% of the amount withdrawn up to $25. We deduct the partial withdrawal fee proportionately from your remaining fixed and variable account values.

This fee helps offset the expenses we incur when processing a partial withdrawal.

Surrender Charge. We deduct a surrender charge during the first nine segment years when you:

  Surrender your policy;
  Allow your policy to lapse;
  Decrease your base insurance coverage; or
  Take a partial withdrawal that decreases the amount of your base insurance coverage.

The amount of the surrender charge depends on the amount of base insurance coverage surrendered or decreased and the surrender charge rates.

When you purchase a policy or increase your base insurance coverage, we set surrender charge rates based on the genders and ages of the insured people. These surrender charge rates decline to zero in the tenth segment year. Each coverage segment will have its own set of surrender charge rates which will apply only to that segment. See Changes in the Amount of Your Insurance Coverage, page 34. The rates that apply to you will be set forth in your policy.

See the Transaction Fees and Charges table beginning on page 8 for the minimum and maximum surrender charge rates and the rates for representative insured people.

For full surrenders, you will receive the surrender value of your policy. For decreases in the amount of base insurance coverage, the surrender charge will reduce your policy value. If there are multiple segments of base insurance coverage, the coverage decreases and surrender charges assessed will be processed on a pro rata basis.

In the early policy years the surrender charge may exceed the policy value because the surrender charge may be more than the cumulative premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

The surrender charge helps offset the expenses we incur in issuing and distributing the policy.

Excess Illustration Fee. We currently do not assess this fee, but we reserve the right to assess a fee of up to $25 for each illustration of your policy values you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess illustrations.

Variable Survivorship 28

Periodic Fees and Charges

We deduct the following periodic fees and charges from your policy value each day or on the monthly processing date. The monthly processing date is the same date each month as your policy date. If that date is not a valuation date, then the monthly processing date is the next valuation date.

At any time you may choose one investment option from which we will deduct your periodic fees and charges. If you do not choose the investment option or the amount in your chosen investment option is not enough to cover the periodic fees and charges, then your periodic fees and charges are taken from the subaccounts and fixed account in the same proportion that your value in each has to your net policy value.

Mortality and Expense Risk Charge. We deduct from your policy value a mortality and expense risk charge of 0.002055% (0.75% on an annual basis) of the amount you have invested in the subaccounts. This charge is deducted each day as part of the calculation of the daily unit values for the subaccounts and does not appear as a separate charge on your statement or confirmation.

This charge helps compensate us for the mortality and expense risks we assume when we issue a policy. The mortality risk is the risk that insured people, as a group, may live less time than we estimated. The expense risk is the risk that the costs of issuing and administering the policies and operating the subaccounts of the variable account are greater than we estimated.

Policy Charge. Each month we deduct a policy charge of $15 during the first ten policy years and $9 each month thereafter.

This charge helps compensate us for the costs associated with:

  Processing applications;
  Conducting medical examinations;
  Establishing policy records; and
  Underwriting.

Administrative Charge. Each month we deduct an administrative charge equal to our current monthly administrative charge rates multiplied by the amount of your base insurance coverage (or total insurance coverage, if greater) divided by 1,000. The rates apply to the first $2.5 million of coverage and vary based on the insured people’s age, genders and risk classes at issue. The rates decrease after the tenth policy year. The rates that apply to you will be set forth in your policy.

See the Periodic Fees and Charges table beginning on page 9 for the minimum and maximum administrative charge rates and the rates for representative insured people.

This charge helps offset the costs we incur in administering the policy, including costs associated with:

  Billing and collecting premiums;
  Processing claims and policy transactions;
  Keeping records;
  Reporting and communicating with policy owners; and
  Our overhead and other expenses.

Variable Survivorship 29

Cost of Insurance. Each month we deduct a cost of insurance charge equal to our current monthly cost of insurance rates multiplied by the net amount at risk for each segment of your base insurance coverage. The net amount at risk as calculated on each monthly processing date equals the difference between:

  Your current base death benefit, discounted to take into account one month’s interest earnings at an assumed 3.00% annual interest rate; and
  Your policy value minus the periodic fees and charges due on that date, other than cost of insurance charges.

Monthly cost of insurance rates are based on the insured people’s ages, genders, risk classes and amount of insurance coverage on the policy date and each date you increase your insurance coverage (a “segment date”) and the segment year. They will not, however, be greater than the guaranteed cost of insurance rates shown in the policy, which are based on the 1980 Commissioner’s Standard Ordinary Sex Distinct Mortality Tables. The rates that apply to you will be set forth in your policy. See the Periodic Fees and Charges table beginning on page 9 for the minimum and maximum cost of insurance rates and the rates for the representative insured people.

Separate cost of insurance rates apply to each segment of your insurance coverage and your riders. The maximum rates for the initial segment and each new segment of your insurance coverage will be printed in your policy schedule pages.

The cost of insurance charge varies from month to month because of changes in your net amount at risk, changes in your death benefit and the increasing age of the insured people. The net amount at risk is affected by the same factors that affect your policy value, namely:

  The net premium applied to your policy;
  The fees and charges we deduct;
  Any partial withdrawals you take;
  Interest earnings on the amounts allocated to the fixed account;
  Interest earned on amounts held in the loan account; and
  The investment performance of the funds underlying the subaccounts of the variable account.

We calculate the net amount at risk separately for each segment of your insurance coverage. We allocate the net amount at risk to segments of the base death benefit in the same proportion that each segment has to the total base death benefit for all insurance coverage as of the monthly processing date.

There are no cost of insurance charges during the continuation of coverage period.

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying death benefit proceeds that may be more than your policy value.

Variable Survivorship 30

Death Benefit Guarantee Charge. If you have the optional death benefit guarantee, each month during the guarantee period we deduct a death benefit guarantee charge of $0.005 per $1,000 of base insurance coverage. We guarantee that this charge will not exceed this rate.

This charge helps compensate us for the costs associated with providing the death benefit guarantee.

Optional Rider Fees and Charges

There may be separate fees and charges for optional rider benefits. See the Optional Rider Fees and Charges table on page 11 and the Optional Rider Benefits section on page 42 for more information about the optional rider benefits and the applicable fees and charges.

Waiver and Reduction of Fees and Charges

We may waive or reduce any of the fees and charges under the policy, as well as the minimum amount of insurance coverage set forth in this prospectus. Any waiver or reduction will be based on expected economies that result in lower sales, administrative or mortality expenses. For example, we may expect lower expenses in connection with sales to:

  Certain groups or sponsored arrangements (including our employees, employees of our affiliates, our appointed sales agents and certain family members of each of these groups of individuals);
  Corporate purchasers;
  Our policyholders or the policyholders of our affiliated companies; or
  Certain groups or individuals who purchase the policy through investment professionals who charge a fee for their services.

Any variation in fees and charges will be based on differences in costs or services and our rules in effect at the time. We may change our rules from time to time, but we will not unfairly discriminate in any waiver or reduction.

Fund Fees and Expenses

As shown in the fund prospectuses and described in the Fund Fees and Expenses table on page 12 of this prospectus, each fund deducts management fees from the amounts allocated to the fund. In addition, each fund deducts other expenses which may include service fees that may be used to compensate service providers, including the company and its affiliates, for administrative and policy owner services provided on behalf of the fund. Furthermore, certain funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. For a more complete description of the funds’ fees and expenses, review each fund’s prospectus.

Variable Survivorship 31

The company or its U.S. affiliates receive substantial revenue from each of the funds or the funds’ affiliates, although the amount and types of revenue vary with respect to each of the funds offered through the policy. This revenue is one of several factors we consider when determining the policy fees and charges and whether to offer a fund through our policies. Fund revenue is important to the company’s profitability, and it is generally more profitable to offer affiliated funds than to offer unaffiliated funds.

In terms of total dollar amounts received, the greatest amount of revenue generally comes from assets allocated to funds managed by Directed Services LLC or other company affiliates, which funds may or may not also be subadvised by another company affiliate. Assets allocated to funds managed by a company affiliate but subadvised by unaffiliated third parties generally generate the next greatest amount of revenue. Finally, assets allocated to unaffiliated funds generate the least amount of revenue. The company expects to make a profit from this revenue to the extent it exceeds the company’s expenses, including the payment of sales compensation to our distributors.

Types of Revenue Received from Affiliated Funds. Affiliated funds are (a) funds managed by Directed Services LLC or other company affiliates, which funds may or may not also be subadvised by another company affiliate; and (b) funds managed by a company affiliate but that are subadvised by unaffiliated third parties.

Revenues received by the company from affiliated funds may include:

  A share of the management fee deducted from fund assets;
  Service fees that are deducted from fund assets;
  For certain share classes, the company or its affiliates may also receive compensation paid out of 12b-1 fees that are deducted from fund assets; and
  Other revenues that may be based either on an annual percentage of average net assets held in the fund by the company or a percentage of the fund’s management fees.

These revenues may be received as cash payments or according to a variety of financial accounting techniques that are used to allocate revenue and profits across the organization. In the case of affiliated funds subadvised by unaffiliated third parties, any sharing of the management fee between the company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fees has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the company.

Variable Survivorship 32

Types of Revenue Received from Unaffiliated Funds. Revenue received from each of the unaffiliated funds or their affiliates is based on an annual percentage of the average net assets held in that fund by the company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant. Revenues received by the company from unaffiliated funds and/or their affiliates may include:

  For certain funds, compensation paid from 12b-1 fees or service fees that are deducted from fund assets; and
  Additional payments for administrative, recordkeeping or other services that we provide to the funds or their affiliates, such as processing purchase and redemption requests and mailing fund prospectuses, periodic reports and proxy materials. These additional payments may be used by us to finance distribution of the policy.

These revenues are received as cash payments, and if the three unaffiliated fund families currently offered through the policy were individually ranked according to the total amount they paid to the company or its affiliates in 2007, that ranking would be as follows:

  American Funds Insurance Series;
  Fidelity® Variable Insurance Product Portfolios; and
  Neuberger Berman AMT Portfolios® .

If the revenues received from affiliated funds were included in this list, payments from Directed Services LLC and other company affiliates would be at the top of the list.

In addition to the types of revenue received from affiliated and unaffiliated funds described above, affiliated and unaffiliated funds and their investment advisers, subadvisers or affiliates may participate at their own expense in company sales conferences or educational and training meetings. In relation to such participation, a fund’s investment adviser, subadviser or affiliate may make fixed dollar payments to help expense offset the cost of the meetings or sponsor events associated with the meetings. In exchange for these expense offset or sponsorship arrangements, the investment adviser, subadviser or affiliate may receive certain benefits and access opportunities to company sales representatives and wholesalers rather than monetary benefits. These benefits and opportunities include, but are not limited to, co-branded marketing materials, targeted marketing sales opportunities, training opportunities at meetings, training modules for sales personnel and opportunity to host due diligence meetings for representatives and wholesalers.

Certain funds may be structured as “fund of funds.” These funds may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds in which they invest. These funds are affiliated funds, and the underlying funds in which they invest may be affiliated funds as well. The fund prospectuses disclose the aggregate annual operating expenses of each portfolio and its corresponding underlying fund or funds. The “fund of funds” available through the policy are identified in the list of funds available through the variable account on page 17.

Variable Survivorship 33

Please note that certain management personnel and other employees of the company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated funds. See Distribution of the Policy, page 79.

Death Benefits

As a joint and survivor universal life insurance policy, your policy has a joint nature to the death benefit. We do not pay death benefit proceeds until the death of the second of the insured people. The death benefit is calculated as of the date of death of the second of the insured people.

In the policy the

You decide the amount of life insurance protection you	amount of

need, now and in the future. Generally, we require a	insurance

minimum of $250,000 in insurance coverage to issue	coverage you

your policy. We may lower this minimum for certain	select is

group, sponsored or corporate purchasers. The amount	referred to as

of insurance coverage in effect on your policy date is	the “Face

your initial coverage segment.	Amount.”

It may be to your economic advantage to include part of your insurance coverage under the Adjustable Term Insurance Rider. See Important Information About the Adjustable Term Insurance Rider, page 46.

Changes in the Amount of Your Insurance Coverage

Subject to certain limitations, generally you may change the amount of your insurance coverage after the first policy year (first monthly processing date for an increase). The change will be effective on the next monthly processing date after we approve your written request.

There may be underwriting or other requirements that must be met before we will approve a change. After we approve your request to change the amount of insurance coverage under the policy, we will send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our Customer Service Center so that we can make this change for you.

Changes in the amount of your insurance coverage must be for at least $1,000.

A requested increase in base insurance coverage will cause a new coverage segment to be created. A coverage segment or segment is a block of insurance coverage. Once we create a new segment, it is permanent unless law requires differently.

Variable Survivorship 34

Each new segment will have:

  A new sales charge;
  New cost of insurance charges, guaranteed and current;
  A new incontestability period;
  A new suicide exclusion period;
  A new target premium;
  A new minimum annual premium during the no-lapse guarantee period; and
  A new surrender charge.

If a death benefit option change causes the amount of base insurance coverage to increase, no new segment is created. Instead, the size of each existing segment(s) is (are) changed. If it causes the amount of base insurance coverage to decrease, each segment is decreased.

In determining the net amount at risk for each coverage segment we allocate the net amount at risk among the base coverage segments in the same proportion that each segment bears to the total amount of base insurance coverage.

You may decrease the amount of your insurance coverage, however, decreases below the minimum we require to issue you a policy are not allowed.

Decreases in insurance coverage may result in:

  Surrender charges on the amount of the decrease;
  Reduced target premium amounts; and
  Reduced cost of insurance charges.

Decreases in the amount of insurance coverage will first reduce your total insurance coverage amount. We decrease your base insurance coverage amount only after your Adjustable Term Insurance Rider coverage is reduced to zero. If you have more than one segment, we divide decreases in base coverage among your coverage segments pro rata unless law requires differently.

We reserve the right not to approve a requested change in your insurance coverage that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code. In addition, we may refuse to approve a requested change in your insurance coverage that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgment accepting your policy as a modified endowment contract. Decreasing the amount of insurance coverage under your policy could cause your policy to be considered a modified endowment contract. If this happens, prior and subsequent distributions from the policy (including loans) may be subject to adverse tax treatment. You should consult a qualified tax adviser before changing your amount of insurance coverage. See Modified Endowment Contracts, page 67.

Variable Survivorship 35

Continuation of Coverage

The Continuation of Coverage feature automatically continues your insurance coverage in force beyond the policy anniversary nearest the younger insured person’s 100th birthday (the “continuation of coverage period”), unless prohibited by state law. If you do not surrender your policy before this date, on this date:

  The amount of your total insurance coverage becomes your base insurance coverage amount;
  Death benefit Option 2 is converted to death benefit Option 1, if applicable;
  All riders are terminated;
  Your net policy value is transferred into the fixed account and subsequent transfers into the subaccounts are not allowed; and
  Dollar cost averaging and automatic rebalancing programs are terminated.

Your insurance coverage continues in force until the death of the second of the insured people, unless the policy lapses or is surrendered. However:

  We accept no further premium payments; and
  We deduct no further fees and charges except transaction fees and charges, if applicable.

Partial withdrawals and loans are allowed during the continuation of coverage period. If we pay a persistency refund on the fixed account, it will be credited to your policy. If you have an outstanding loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the outstanding loan amount plus accrued loan interest may become greater than your policy value and cause your policy to lapse. To avoid lapse, you may repay the loan and loan interest during the continuation of coverage period.

If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the net policy value. There is no surrender charge during this period. All other normal consequences of surrender apply. See Surrender, page 62.

The Continuation of Coverage Feature is not available in all states. If a state has approved this feature, it is automatic under your policy. In certain states the death benefit during the continuation of coverage period is the net policy value. Contact your agent/registered representative or our Customer Service Center to find out if this feature is available in your state and which type of death benefit applies in your state.

The tax consequences of coverage continuing beyond the younger insured person’s 100th birthday are uncertain. You should consult a qualified tax adviser as to those consequences. See Continuation of a Policy, page 69.

Variable Survivorship 36

Death Benefit Qualification Test

The death benefit proceeds are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance. Your policy will meet this definition of life insurance provided that it meets the requirements of the guideline premium test.

The guideline premium test requires that premium	In the policy the

payments do not exceed certain statutory limits and your	“guideline

death benefit is at least equal to your policy value	premium test”

multiplied by a factor defined by law. The guideline	is referred to as

premium test provides for a maximum amount of	the “Guideline

premium in relation to the death benefit and a minimum	Premium/Cash

amount of death benefit in relation to policy value. The	Value Corridor

factors for the guideline premium test can be found in	Test.”
Appendix A to this prospectus.

Certain changes to a policy that uses the guideline premium test may allow the payment of premium in excess of the statutory limits in order to keep the policy from lapsing. In this circumstance, any such excess premium will be allocated to the fixed account in order for the policy to continue to meet the federal income tax definition of life insurance.

Death Benefit Options

There are two death benefit options available under the policy. You choose the option you want when you apply for the policy. You may change that choice after your first monthly processing date and before age 100 of the younger insured person.

Option 1. Under death benefit Option 1, the base death benefit is the greater of:

  The amount of base insurance coverage in effect on the date of the second death of the insured people; or
  Your policy value on the date of the second death of the insured people multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under this option your base death benefit will remain level unless your policy value multiplied by the appropriate factor described in Appendix A exceeds the amount of base insurance coverage. In this case, your death benefit will vary as the policy value varies.

With Option 1, positive investment performance generally reduces your net amount at risk, which lowers your policy’s cost of insurance charge. Option 1 also offers insurance coverage at a set amount with potentially lower cost of insurance charges over time.

Variable Survivorship 37

Option 2. Under death benefit Option 2, the base death benefit is the greater of:

  The amount of base insurance coverage in effect on the date of the second death of the insured people plus your policy value; or
  Your policy value on the date of the second death of the insured people multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under this option your base death benefit will vary as the policy value varies and investment performance is reflected in your insurance coverage.

Option 2 is not available after age 100 of the younger insured person. If Option 2 is in effect at age 100 of the younger insured person, it automatically converts to death benefit Option 1. See Continuation of Coverage, page 36.

Enhanced Death Benefit Corridor Option. The policy owner may elect, at any time prior to policy issuance, the Enhanced Death Benefit Corridor Option.

This option generally provides an opportunity for an increased death benefit on the lives of the insured people at certain ages. Under the enhanced death benefit corridor option, the base death benefit calculation uses the appropriate enhanced factor from the definition of life insurance factors described in the attached Appendix A.

There is no separate charge for this feature. However, the same policy value may generate a higher base death benefit under policies with this option than on policies not electing the option. Cost of insurance charges are based on the net amount at risk, which is the difference between the policy value and the base death benefit. Therefore, as a result of the increased death benefit, the cost of insurance charges may be higher for policies electing this option. Your agent/registered representative can provide you with a personalized illustration to show the difference between a policy with this option and one without it. If your policy does not have sufficient policy value, electing this option may have no effect on the base death benefit.

Adding this option to your policy does not affect the operation of your policy’s riders, including the Adjustable Term Insurance Rider. When the base death benefit exceeds the base insurance coverage, transactions which reduce your policy value (such as a partial withdrawal) also reduce the death benefit. The dollar reduction to the death benefit under these circumstances is greater for policies with the enhancement option than on those without the option.

Once elected, this option cannot be deleted. Once elected, this option continues as long as coverage on the original insured people continues.

Which Death Benefit Option to Choose. If you are satisfied with the amount of your base insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value and lower cost of insurance charges, you should choose death benefit Option 1. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose death benefit Option 2.

Variable Survivorship 38

Changing Death Benefit Options. On or after the first monthly processing date and before age 100 of the younger insured person you may change death benefit options as described below. We may require evidence of insurability under our normal rules of underwriting for some death benefit option changes.

Changing your death benefit option may reduce or increase your base and total insurance coverage amounts but it will not change the amount of your base and total death benefits. We may not approve a death benefit option change if it reduces the amount of insurance coverage below the minimum we require to issue your policy. The following death benefit option changes are allowed, and on the effective date of the change the amount of your base insurance coverage will change as follows:

Change	Change
From:	To:	Base Insurance Coverage Following the Change:

Option 1	Option 2	· Your base insurance coverage before the change
minus your policy value as of the effective date
of the change.

Option 2	Option 1	· Your base insurance coverage before the change
plus your policy value as of the effective date of
the change.

Your death benefit option change is effective on your next monthly processing date after we approve it.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our Customer Service Center so that we can make this change for you.

If a death benefit option change causes the amount of insurance coverage to change, no new coverage segment(s) is (are) created. Instead, the size of each existing segment(s) is (are) changed. If you change death benefit options, there is no change to the amount of term insurance if you have the Adjustable Term Insurance Rider. See Adjustable Term Insurance Rider, page 43.

We do not impose a surrender charge if a death benefit option change results in a decrease in the amount of your base insurance coverage. Additionally, we do not adjust the target premium when you change your death benefit option. See Surrender Charge, page 28.

If your death benefit option is changed to Option 1 because you exercised the Overloan Lapse Protection Rider, notwithstanding any other information in this section your insurance coverage following the change will equal your policy value immediately before the change minus the Overloan Lapse Protection Rider charge with the difference multiplied by the appropriate guideline premium test factor described in Appendix A.

Changing your death benefit option may have tax consequences. You should consult a qualified tax adviser before making changes.

Variable Survivorship 39

Death Benefit Proceeds

After the death of the second of the insured people, if your policy is in force we pay the death benefit proceeds to the beneficiaries. The beneficiaries are the people you name to receive the death benefit proceeds from your policy. The death benefit proceeds are equal to:

  Your base death benefit; plus
  The amount of any rider benefits; minus
  Any outstanding loan amount and accrued loan interest; minus
  Any outstanding fees and charges incurred before the death of the second of the insured people.

The death benefit is calculated as of the date of death of the second of the insured people and will vary depending on the death benefit option you have chosen.

No-Lapse and Death Benefit Guarantees

No-lapse Guarantee. The policy has a no-lapse
guarantee which provides that the policy and riders will	In the policy the

not lapse during the first five policy years (the no-lapse	no-lapse
guarantee period) regardless of its surrender value, if on
a monthly processing date premiums you have paid,	guarantee

period is

minus partial withdrawals that you have taken, minus	referred to as

outstanding loans, including accrued loan interest, is	the “Special

greater than or equal to the cumulative minimum	Continuation

monthly premiums for each policy month from the first	Period.”
month of your policy through the current monthly
processing date.

The minimum monthly premium is one-twelfth of the minimum annual premium. Your minimum annual premium is based on:

  The amount of your base insurance coverage;
  The insured people’s ages, genders and risk classes; and
  Additional rider coverage on your policy.

Your minimum annual premium is shown in the schedule pages of your policy. We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.

During the no-lapse guarantee period, if there is not enough surrender value to pay the periodic fees and charges due each month and you have satisfied these requirements, we do not allow your policy and riders to lapse. We do not permanently waive these charges. Instead, we continue to deduct these charges which may result in a negative surrender value, unless you pay enough premium to prevent this. The negative balance is your unpaid monthly periodic fees and charges owing. At the end of the no-lapse guarantee period, to avoid lapse of your policy and riders you must pay enough premium to bring the surrender value to zero plus the amount that covers your estimated monthly periodic fees and charges for the following two months. See Lapse, page 63.

Variable Survivorship 40

There is no charge for this guarantee.

Death Benefit Guarantee. The policy has a death benefit guarantee which provides that the policy will not lapse even if the surrender value is not enough to pay the periodic fees and charges each month.

This is an optional benefit that may be selected only
when you apply for the policy. The death benefit	In the policy the

guarantee extends the period that your policy’s base	“death benefit

insurance coverage remains in force even if the	guarantee” is

surrender value declines due to poor investment	referred to as

performance of the funds. Provided you keep the death	the “Guaranteed

benefit guarantee in force, this guarantee lasts until the	Minimum

continuation of coverage period begins, so long as you	Death Benefit.”
meet all requirements.

To keep the death benefit guarantee in force:

  You must pay premium at least equal to the guarantee period annual premium; and
  Your net policy value must meet certain diversification requirements.

The guarantee period annual premium for the death benefit guarantee is based on a percentage of the guideline level premium calculated under the federal tax laws.

Your guideline level annual premium depends on:

  The amount of your base insurance coverage;
  The insured people’s ages, genders, risk classes and underwriting characteristics;
  The death benefit option you choose;
  Additional rider coverage on your policy; and
  Other additional benefits on your policy.

On each monthly processing date we test to see if you have paid enough premium to keep your guarantee in place. We take the actual premiums we have received and subtract the partial withdrawals and loans (including accrued interest) you have taken. The result must equal or exceed the sum of the guarantee period monthly premium payments for each policy month starting with your first policy month through the end of the policy month that begins on the current monthly processing date. A guarantee period monthly premium is equal to one-twelfth of the guarantee period annual premium.

You must continually meet the premium requirements for this feature to remain in effect. If your policy benefits increase, the guarantee period annual premium increases.

Variable Survivorship 41

In addition, to keep the death benefit guarantee in force your net policy value on any monthly processing date must meet one of the following diversification requirements:

  Your net policy value is allocated to at least five investment options with no more than 35% invested in any one investment option; or
  At least 65% of your net policy value is allocated to one or more of the ING LifeStyle or ING VP Strategic Allocation (if available) portfolios.

You should consider the following in relation to the death benefit guarantee:

  If you have the death benefit guarantee, the guarantee period annual premium will be shown on your policy schedule page. (See Premium Payments, page 22);
  If your policy fails to satisfy either the annual premium or diversification test we will send you a notice and give you a thirty day opportunity to correct the condition. If you do not correct it, the death benefit guarantee terminates;
  Once it terminates, you cannot reinstate the death benefit guarantee and the guarantee period annual premium no longer applies to your policy;
  You may terminate this guarantee at any time during the guarantee period upon written notice to us;
  A loan may cause the termination of the this guarantee because we deduct your loan amount plus accrued loan interest from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and
  Even if the death benefit guarantee terminates, your policy will not necessarily lapse (See Lapse, page 63).

There is a charge each month if you select this guarantee.

Additional Insurance Benefits

Your policy may include additional insurance benefits, attached by rider. There are two types of riders:

  Those that provide optional benefits that you must select before they are effective; and
  Those that automatically come with the policy.

The following information does not include all of the terms and conditions of each rider, and you should refer to the rider to fully understand its benefits and limitations. We may offer riders not listed here. Not all riders may be available under your policy. Contact your agent/registered representative for a list of riders and their availability.

Optional Rider Benefits

The following riders may have an additional cost, but you may cancel optional riders at any time. Adding or canceling riders may have tax consequences. See Modified Endowment Contracts, page 67.

Variable Survivorship 42

Adjustable Term Insurance Rider. You may increase
the amount of your total insurance coverage under the	In the policy
policy by adding coverage under the Adjustable Term
Insurance Rider before the insured people’s joint	“base insurance

coverage” or

equivalent age of 85, assuming both insured people are	“base coverage”

alive and insurable. This rider allows you to schedule the	is referred to as

pattern of insurance coverage appropriate for your	the “Stated

anticipated needs. As the name suggests, the Adjustable	Death Benefit”;
Term Insurance Rider adjusts over time to maintain your
desired level of total coverage.	the “total

insurance

coverage” or

Generally, the minimum amount of insurance coverage	“total coverage”

under a policy is $250,000. Also, on the rider effective	is referred to as

date and on the effective date of any unscheduled	the “Target
increase in the amount of total insurance coverage no
more than 75% of your total insurance coverage may be	Death Benefit.”
provided under the Adjustable Term Insurance Rider.

On the date coverage under the Adjustable Term Insurance Rider begins (the “rider effective date’) the insured people generally can be no more than age 85. You specify your amount of total insurance coverage when you apply for this rider. The amount of total insurance coverage can be level for the life of your policy or can be scheduled to change at the beginning of selected policy years. If you schedule increases in your total insurance coverage, each increase must occur within five years of the rider effective date or the most recent previous increase. Scheduled increases generally must occur before younger insured person’s age 90.

The Adjustable Term Insurance Rider benefit is the difference between the amount of your total death benefit and your base death benefit, but not less than zero. The rider’s benefit automatically adjusts daily as the amount of your base death benefit changes. Your death benefit proceeds depend on which death benefit option is in effect.

Under death benefit Option 1, the total death benefit is the greater of:

  The amount of total insurance coverage you have selected; or
  Your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under death benefit Option 2, the total death benefit is the greater of:

  The amount of total insurance coverage you have selected plus your policy value; or
  Your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Variable Survivorship 43

For example, under death benefit Option 1, assume your base death benefit changes as a result of a change in your policy value. The Adjustable Term Insurance Rider adjusts to provide death benefit proceeds equal to your total insurance coverage in each year:

	Total	Adjustable Term
Base Death Benefit	Insurance Coverage	Insurance Benefit
$201,500	$250,000	$48,500
$202,500	$250,000	$47,500
$202,250	$250,000	$47,750

It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance benefit would be zero.

Even when the adjustable term insurance benefit is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if the base death benefit later drops below the amount of your total insurance coverage, the Adjustable Term Insurance Rider coverage reappears to maintain the amount of your total insurance coverage.

Subject to the requirements outlined in the Changes in the Amount of Your Insurance Coverage section on page 34, once each policy year you may change the amount of your Adjustable Term Insurance Rider coverage (and thereby total insurance coverage) provided:

  The minimum incremental increase in rider coverage generally must be at least 2% of your initial total insurance coverage;
  The maximum incremental increase in rider coverage may not exceed the lesser of 25% of the amount of your initial total insurance coverage or 200% of the most recent increase in rider coverage; and
  All increases in rider coverage, in total, may not exceed the lesser of four times the amount of your initial total insurance coverage or $20 million.

There may be underwriting or other requirements that must be met before we will approve a change in your Adjustable Term Insurance Rider coverage.

In certain circumstances we may choose to waive one or more of the issue requirements for and/or limitations on changes in Adjustable Term Insurance Rider Coverage, including those in which the policy is issued in relation to certain deferred compensation arrangements and other company approved advanced sales concepts. We will not unfairly discriminate in any such waiver.

Unless you request and we approve a new schedule of changes to the amount of your total insurance coverage, any request to change the amount of your total insurance coverage will automatically terminate all changes that were previously scheduled and after the change the amount of your total insurance coverage will remain level and be equal to the amount in effective immediately following the change.

Variable Survivorship 44

Partial withdrawals, changes from death benefit Option 1 to Option 2, and decreases in the amount of your base insurance coverage may reduce the amount of your total insurance coverage. See Partial Withdrawals, page 59; and Changes in the Amount of Your Insurance Coverage, page 34.

There is no defined premium for a given amount of adjustable term insurance benefit. Instead, we deduct a separate monthly cost of insurance charge from your policy value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider benefit multiplied by the amount of adjustable term insurance benefit in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue ages, genders and risk classes of the insured people, as well as the length of time since your rider effective date. See the Optional Rider Fees and Charges table on page 11 for the minimum rates, maximum rates and the rates for the representative insured people.

The total charges that you pay may be more or less if you have some coverage under an Adjustable Term Insurance Rider rather than just base insurance coverage.

If you increase the total insurance coverage after the rider effective date, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original risk classes even though satisfactory new evidence of insurability is required for the increase. The current rates for this rider are generally lower than current cost of insurance rates for the base insurance coverage. See Cost of Insurance, page 30.

Not all policy features may apply to the Adjustable Term Insurance Rider. The rider does not contribute to the policy value or to the surrender value. The Adjustable Term Insurance Rider provides benefits only at the death of the surviving insured person.

This rider will terminate on the earliest of the following dates:

  The expiration date of the policy grace period;
  The date the policy is terminated or surrendered;
  The next monthly processing date after we receive your written notice to cancel the rider; or
  The policy anniversary nearest the younger insured person’s 100th birthday.

If this rider terminates, it cannot be reinstated.

Variable Survivorship 45

Important Information About the Adjustable Term Insurance Rider. It may be to your economic advantage to include part of your insurance coverage under the Adjustable Term Insurance Rider. Working with your agent/registered representative, consider the factors described in this section when deciding whether to include coverage under the Adjustable Term Insurance Rider and in what proportion to the total amount of coverage under your policy:

Cost of Insurance and Other Fees and Charges. The cost of insurance rates and other fees and charges affect the value of your policy. The lower the cost of insurance and other fees and charges, the greater the policy value.

Accordingly, please be aware that:

The current cost of insurance rates for coverage under the Adjustable Term Insurance Rider are generally less than the current cost of insurance rates for coverage under the base policy; and

Some policy fees and charges that apply to coverage under the base policy may not apply to coverage under the Adjustable Term Insurance Rider.

Features and Benefits. Certain features and benefits are limited or unavailable if you have Adjustable Term Insurance Rider coverage, including Death Benefit Guarantees.

Compensation. We generally pay more compensation too your agent/registered representative on premiums paid for coverage under the base policy than we do on premiums paid for coverage under the Adjustable Term Insurance Rider. See Distribution of the Policy, page 79.

With these factors in mind, you should discuss with your agent/registered representative how the use of the Adjustable Term Insurance Rider will affect the costs, benefits, features and performance of your policy. You should also review illustrations based on different combinations of base policy and Adjustable Term Insurance Rider coverage so that you can decide what combination best meets your needs. The foregoing discussion does not contain all of the terms and conditions or limitations of coverage under the policy or the Adjustable Term Insurance Rider, and you should read them carefully to fully understand their benefits and limitations.

Single Life Term Insurance Rider. This rider provides a benefit upon the death of one of the insured people under your policy. You may choose to add a Single Life Term Insurance Rider for one insured person. Or, you may add two riders, one for each insured person. You may add this rider to your policy at any time if both insured people are alive and insurable according to our rules.

We will issue the Single Life Term Insurance Rider on an insured person who is between the ages of 15 and 85. Coverage under this rider will continue until:

  The insured person covered by this rider reaches age 100;
  The continuation of coverage provision becomes effective;
  The death benefit guarantee is used to keep the policy in force;
  The insured person covered by this rider dies;
  The grace period expires and the policy lapses; or
  The policy is surrendered.

The minimum amount of coverage for a Single Life Term Insurance Rider is $1,000. The maximum coverage under this rider is subject to our underwriting determinations. At issue, you may schedule the rider’s benefit to increase or decrease.

Variable Survivorship 46

Your request for an increase or decrease in rider coverage is effective on the next monthly processing date after we approve your request. There may be underwriting or other requirements which must be met before we approve your request. A requested change in your coverage must be for at least $1,000. If you schedule or request an increase after issue, the insured person will be subject to our underwriting requirements.

The charge for this rider is based on the age, gender and risk class of the insured person. The charge for this rider is deducted on each monthly processing date as a cost per each $1,000 of the net amount at risk under the rider. See the policy schedule pages for information on your actual cost. There are no surrender charges for decreases in the amount of coverage under the single life term rider.

See the Optional Rider Fees and Charges table on page 11 for the minimum rates, maximum rates and the rates for a representative insured person.

Automatic Rider Benefits

The following rider benefits may come with your policy automatically.

Accelerated Death Benefit Rider. Under certain circumstances, the Accelerated Death Benefit Rider allows you to accelerate payment of the death benefit that we otherwise would pay upon the second death of the insured people. Generally, we will provide an accelerated benefit under this rider if the sole surviving insured person has a terminal illness that will result in his or her death within 12 months, as certified by a physician. The accelerated benefit may not be more than 50% of the amount that would be payable at the second death of the insured people. The accelerated benefit will first be used to pay off any outstanding loans and interest due. The remainder of the accelerated benefit will be paid to you in a lump sum. There is no charge for this rider.

Consider the following when deciding whether to accelerate the death benefit under this rider:

  Receipt of an accelerated payment under this rider reduces the policy’s death benefit, surrender value and rider benefits by the percentage of eligible coverage that is accelerated. For example, if the accelerated payment is 25% of the eligible coverage, the new death benefit will be 75% of the death benefit proceeds just prior to acceleration;
  Accelerating the death benefit will not affect the amount of premium payable on the policy;
  No loans are permitted after this rider is exercised; and
  There may be tax consequences to requesting payment under this rider, and you should consult with a qualified tax adviser for further information. See Accelerated Death Benefit Rider, page 69.

Certain limitations and restrictions are described in the rider. Additionally, the benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

Variable Survivorship 47

Overloan Lapse Protection Rider. The Overloan Lapse Protection Rider is a benefit which guarantees that your policy will not lapse even if your surrender value or net policy value, as applicable, is not enough to pay the periodic fees and charges when due. This rider may help you keep your policy in force and avoid tax consequences resulting from your policy lapsing with a loan outstanding. See Distributions Other than Death Benefits, page 67.

You may exercise this rider by written request if all of the following conditions are met:

  You elected to have your policy meet the requirements of the guideline premium test (see Death Benefit Qualification Test, page 37);
  At least 15 years have elapsed since your policy date;
  The younger joint person is at least age 75;
  Your loan account value is equal to or greater than the amount of your base insurance coverage (or total insurance coverage, if greater);
  Your loan account value less any unearned loan interest does not exceed your policy value less the transaction charge for this rider (see Loan Account Value, page 51; see also Loan Interest, page 52);
  Exercise of this rider does not cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code (see Modified Endowment Contracts, page 67); and
  Exercise of this rider does not cause your policy to violate the statutory premium limits allowed under the guideline premium test (see Death Benefit Qualification Test, page 37).

We will notify you if you meet all of these conditions and explain the consequences of choosing to exercise this rider.

You should consider the following consequences when deciding whether to exercise the Overloan Lapse Protection Rider:

On the monthly processing date on or next following the date we receive your request to exercise this rider:

We will assess a one time transaction charge. This charge equals 3.50% of your policy value (see Transaction Fees and Charges table, beginning on page 8);

If another death benefit option is in effect, the death benefit option will automatically be changed to death benefit Option 1 (see Death Benefit Options, page 37);

The amount of insurance coverage after exercise of this rider will equal your policy value (less the transaction charge) multiplied by the appropriate guideline premium test factor described in Appendix A;

Amounts allocated to the subaccounts of the variable account will be transferred to the fixed account; and

All other benefit riders will be terminated.

Variable Survivorship 48

Insurance coverage under your policy will continue in force, subject to the following limitations and restrictions:

We will continue to deduct monthly periodic fees and charges (other than the Mortality and Expense Risk charge which will no longer apply);

You may not make any further premium payments;

Any unpaid loan interest will be added to your loan account balance;

You may not make any future transfers from the fixed account to the subaccounts of the variable account;

You may not add any additional benefits by rider in the future; and

You may not increase or decrease the amount of insurance coverage, change the death benefit option or make any partial withdrawals.

This rider is available on or after the later of April 30, 2007, or the date the rider is approved in your state. This benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

Policy Value	In the policy the

“policy value”

Your policy value equals the sum of your fixed account,	is referred to as

variable account and loan account values. Your policy	the “Account

value reflects:	Value”; the

· The net premium applied to your policy;	“fixed account

· The fees and charges that we deduct;	value” is

· Any partial withdrawals you take;	referred to as

the “Account

· Interest earned on amounts allocated to the fixed	Value of the

account;	Guaranteed

· The investment performance of the funds underlying	Interest

the subaccounts of the variable account; and	Division”; the

· Interest earned on amounts held in the loan account.	“variable

account value”

Fixed Account Value	is referred to as

the “Account

Your fixed account value equals the net premium you	Value of the

allocate to the fixed account, plus interest earned, minus	Investment

amounts you transfer out or withdraw. It may be reduced	Options of the

by fees and charges assessed against your policy value.	Separate

See The Fixed Account, page 20.	Account”; and

the “loan

Variable Account Value	account value”

is referred to as

Your variable account value equals your policy value	the “Account

attributable to amounts invested in the subaccounts of	Value of the

the variable account.	Loan Division.”

Variable Survivorship 49

Determining Values in the Subaccounts. The value of the amount invested in each subaccount is measured by accumulation units and accumulation unit values. The value of each subaccount is the accumulation unit value for that subaccount multiplied by the number of accumulation units you own in that subaccount. Each subaccount has a different accumulation unit value.

The accumulation unit value is the value determined on each valuation date. The accumulation unit value of each subaccount varies with the investment performance of its underlying fund. It reflects:

  Investment income;
  Realized and unrealized gains and losses;
  Fund expenses (including fund redemption fees, if applicable);
  Daily mortality and expense risk charges; and
  Taxes, if any.

A valuation date is a date on which a fund values its shares and the New York Stock Exchange is open for business, except for days on which valuations are suspended by the SEC. Each valuation date ends at 4:00 p.m. Eastern time. We reserve the right to revise the definition of valuation date as needed in accordance with applicable federal securities laws and regulations.

You purchase accumulation units when you allocate premium or make transfers to a subaccount, including transfers from the loan account.

We redeem accumulation units:

  When amounts are transferred from a subaccount (including transfers to the loan account);
  For the monthly deduction of the periodic fees and charges from your policy value;
  For policy transaction fees;
  When you take a partial withdrawal;
  If you surrender your policy; and
  To pay the death benefit proceeds.

To calculate the number of accumulation units purchased or sold we divide the dollar amount of your transaction by the accumulation unit value for the subaccount calculated at the close of business on the valuation date of the transaction.

The date of a transaction is the date we receive your premium or transaction request at our Customer Service Center in good order, so long as the date of receipt is a valuation date. We use the accumulation unit value that is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We deduct the periodic fees and charges each month from your policy value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

Variable Survivorship 50

The value of amounts allocated to the subaccounts goes up or down depending on investment performance of the corresponding funds. There is no guaranteed minimum value of amounts invested in the subaccounts of the variable account.

How We Calculate Accumulation Unit Values. We determine the accumulation unit value for each subaccount on each valuation date.

We generally set the accumulation unit value for a subaccount at $10 when the subaccount is first opened. After that, the accumulation unit value on any valuation date is:

  The accumulation unit value for the preceding valuation date; multiplied by
  The subaccount’s accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date. We reserve the right to revise the definition of valuation period as needed in accordance with applicable federal securities laws and regulations.

We calculate an accumulation experience factor for each subaccount every valuation date as follows:

  We take the net asset value of the underlying fund shares as reported to us by the fund managers as of the close of business on that valuation date;
  We add dividends or capital gain distributions declared and reinvested by the fund during the current valuation period;
  We subtract a charge for taxes, if applicable;
  We divide the resulting amount by the net asset value of the shares of the underlying fund at the close of business on the previous valuation date; and
  We then subtract the mortality and expense risk charge. The daily charge is 0.002055% (0.75% annually) of the accumulation unit value. If the previous day was not a valuation date, this charge is multiplied by the number of days since the last valuation date.
Loan Account Value

When you take a loan from your policy we transfer an
amount equal to your loan to the loan account as	In the policy the

collateral for your loan. The loan account is part of our	“loan account”

general account and we credit interest to the amount held	is referred to as

in the loan account. Your loan account value is equal to	the “Loan

your outstanding loan amount plus accrued interest in	Division.”
the loan account. See Loans, page 52.

Variable Survivorship 51

Special Features and Benefits

Loans

You may borrow money from us at any time after the first policy month, by using your policy as collateral for the loan. Unless state law requires otherwise, a new loan amount must be at least $100 and the maximum amount you may borrow is limited to the surrender value of your policy minus the monthly periodic fees and charges to your next policy anniversary or the monthly periodic fees and charges for the next thirteen months if you take a loan within thirty days before your next policy anniversary.

Your loan request must be directed to our Customer Service Center. When you request a loan you may specify the investment options from which the loan collateral will be taken. If you do not specify the investment options, the loan collateral will be taken proportionately from each active investment option you have, including the fixed account.

If you request an additional loan, we add the new loan amount to your existing loan. This way, there is only one loan outstanding on your policy at any time.

Loan Interest. We credit amounts held in the loan account with interest at an annual rate of 3.00% .. Interest that we credit to the loan account becomes part of your loan account value until the next policy anniversary when it is transferred to the investment options according to your most recent allocation instructions.

We also charge interest on loans you take. The annual interest rate charged is 3.75% . Interest accrues daily but is due in arrears on each policy anniversary. If you do not pay the interest when it is due, we add it to your loan amount.

Loan Repayment. You may repay your loan at any time. We assume that payments you make, other than scheduled premium payments, are loan repayments. You must tell us if you want unscheduled payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your payment from the loan account to the subaccounts and fixed account in the same proportion as your current premium allocation, unless you tell us otherwise.

Effects of a Loan. Using your policy as collateral for a loan will affect your policy in various ways. You should carefully consider the following before taking a loan:

  If you do not make loan repayments your policy could lapse if your loan amount and accrued loan interest is greater than your policy value, less any surrender charges;
  A loan may cause the termination of the death benefit guarantee because we deduct your loan amount and accrued loan interest from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the death benefit guarantee in effect;

Variable Survivorship 52

  Taking a loan reduces your opportunity to participate in the investment performance of the subaccounts and the interest guarantees of the fixed account;
  Accruing loan interest will change your policy value as compared to what it would have been if you did not take a loan;
  Even if you repay your loan, it will have a permanent effect on your policy value;
  If you use the continuation of coverage feature and you have a loan, loan interest continues to accrue and could cause your policy to lapse;
  If you do not repay your loan we will deduct any outstanding loan amount and accrued loan interest from amounts payable under the policy; and
  Loans may have tax consequences and if your policy lapses with a loan outstanding, you may have further tax consequences. See Distributions Other than Death Benefits, page 67.

Transfers

You currently may make an unlimited number of transfers of your variable account value between the subaccounts and to the fixed account. Transfers are subject to any conditions that we or the funds whose shares are involved may impose, including:

  If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends;
  The minimum amount you may transfer is $100;
  If the amount remaining in the investment option after a transfer will be less than $100, we will transfer the entire amount; and
  We may limit the number of transfers or restrict or refuse transfers because of frequent or disruptive transfers, as described below.

Any conditions or limits we impose on transfers between the subaccounts or to the fixed account will generally apply equally to all policy owners. However, we may impose different conditions or limits on policy owners or third parties acting on behalf of policy owners, such as market timing services. See Limits on Frequent and Disruptive Transfers, page 56.

One transfer from the fixed account to the subaccounts of the variable account may be made only within the first 30 days after each policy anniversary. This transfer is limited to the greater of:

  25% of your fixed account value at the time of the transfer;
  The sum of the amounts transferred and withdrawn from the fixed account during the prior policy year; or
  $100.

We reserve the right to liberalize these restrictions on transfers from the fixed account, depending on market conditions. Any such liberalization will generally apply equally to all policy owners. However, we may impose different restrictions on third parties acting on behalf of policy owners, such as market timing services.

We process all transfers and determine all values in connection with transfers on the valuation date we receive your request in good order, except as described below for the dollar cost averaging or automatic rebalancing programs.

Variable Survivorship 53

Dollar Cost Averaging. Anytime you have at least $10,000 invested in a subaccount that invests in the ING Limited Maturity Bond Portfolio or the ING Liquid Assets Portfolio (the “source subaccount”), you may elect dollar cost averaging. There is no charge for this feature.

Dollar cost averaging is a long-term investment program through which you direct us to automatically transfer at regular intervals a specific dollar amount or percentage of subaccount value from the source subaccount to one or more of the other subaccounts. We do not permit transfers to the fixed account or the loan account under this program. You may request that the dollar cost averaging transfers occur on a monthly, quarterly, semi-annual or annual basis.

This systematic plan of transferring policy values is intended to help reduce the risk of investing too much when the price of a fund’s shares is high. It also helps reduce the risk of investing too little when the price of a fund’s shares is low. Because you transfer the same dollar amount to the subaccounts each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires a refund of all premium received during the free look period, dollar cost averaging begins after the end of your free look period.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, your dollar cost averaging source subaccount cannot be included in your automatic rebalancing program.

Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

You may discontinue your dollar cost averaging program at any time. We reserve the right to discontinue, modify or suspend this program, and dollar cost averaging will automatically terminate on:

  The date you specify;
  The date your balance in the source subaccount reaches a dollar amount you set;
  The date your balance in the source subaccount is equal to or less than the amount to be transferred. In this situation we will transfer the entire balance of the source subaccount to the other subaccounts you have selected; or
  Any date when dollar cost averaging transfers are scheduled and the policy is in the grace period.

Automatic Rebalancing. Automatic rebalancing is a program for simplifying the process of asset allocation and maintaining a consistent allocation of your variable and fixed account values among your chosen investment options. There is no charge for this feature.

Variable Survivorship 54

If you elect automatic rebalancing, we periodically transfer amounts among the investment options to match the asset allocation percentages you have chosen. This action rebalances the amounts in the investment options that do not match your set allocation percentages. This mismatch can happen if an investment option outperforms another investment option over the time period between automatic rebalancing transfers.

Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

The first transfer occurs on the date you select (after your free look period if your state requires return of premium during the free look period). If you do not request a date, processing is on the last valuation date of the calendar quarter in which we receive your request in good order.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source subaccount for your dollar cost averaging program cannot be included in your automatic rebalancing program. You may not include the loan account.

Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our Customer Service Center. If you reduce the amount allocated to the fixed account, it is considered a transfer from that account. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the fixed account.

If you have the death benefit guarantee and you ask for an automatic rebalancing allocation that does not meet the death benefit guarantee diversification requirements, we will notify you and ask you for revised instructions. If you have the death benefit guarantee and you terminate automatic rebalancing, you still must meet the diversification requirements for the guarantee period to continue. See No-Lapse and Death Benefit Guarantees, page 40.

You may discontinue your automatic rebalancing program at any time. We reserve the right to discontinue, modify or suspend this program, and automatic rebalancing will automatically terminate if the policy is in the grace period on any date when automatic rebalancing transfers are scheduled.

Variable Survivorship 55

Limits on Frequent or Disruptive Transfers

The policy is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a fund and raise its expenses through:

  Increased trading and transaction costs;
  Forced and unplanned portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the fund’s ability to provide maximum investment return to all policy owners.

This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase the policy.

Excessive Trading Policy. We and the other members of the ING family of companies that provide multi-fund variable insurance and retirement products have adopted a common Excessive Trading Policy to respond to the demands of the various fund families that make their funds available through our products to restrict excessive fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if fund transfer and reallocation activity:

  Meets or exceeds our current definition of Excessive Trading, as defined below; or
  Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

We currently define Excessive Trading as:

  More than one purchase and sale of the same fund (including money market funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same fund is referred to as a “round-trip”). This means two or more round-trips involving the same fund within a 60 calendar day period would meet our definition of Excessive Trading; or
  Six round-trips involving the same fund within a rolling twelve month period.

The following transactions are excluded when determining whether trading activity is excessive:

  Purchases or sales of shares related to non-fund transfers (for example, new purchase payments, withdrawals and loans);
  Transfers associated with scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
  Purchases and sales of fund shares in the amount of $5,000 or less;
  Purchases and sales of funds that affirmatively permit short-term trading in their fund shares, and movement between such funds and a money market fund; and
  Transactions initiated by us, another member of the ING family of companies or a fund.

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If we determine that an individual or entity has made a purchase of a fund within 60 days of a prior round-trip involving the same fund, we will send them a letter (once per year) warning that another sale of that same fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (VRU), telephone calls to the ING Customer Service Center or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same fund within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same fund within twelve months of the initial purchase in the first round-trip will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of any warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or the investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all fund transfers or reallocations, not just those that involve the fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the fund whose shares were involved in the activity that violated our Excessive Trading Policy.

Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance and retirement products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

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Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

We do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of policy owners and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all policy owners or, as applicable, to all policy owners investing in the underlying fund.

Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.

Limits Imposed by the Funds. Each underlying fund available through the variable insurance and retirement products offered by us and/or the other members of the ING family of companies, either by prospectus or stated policy, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right, without prior notice, to implement fund purchase restrictions and/or limitations on an individual or entity that the fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a fund or all funds within a fund family) will be done in accordance with the directions we receive from the fund.

Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose funds are offered through the policy. Policy owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and our implementation of our Excessive Trading Policy. Under these agreements, the company is required to share information regarding policy owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about policy owner transactions, this information may include personal policy owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a fund company may direct us to restrict a policy owner’s transactions if the fund determines that the policy owner has violated the fund’s excessive/frequent trading policy. This could include the fund directing us to reject any allocations of premium or policy value to the fund or all funds within the fund family.

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Conversion to a Guaranteed Policy

During the first two policy years you may permanently convert your policy to a guaranteed policy, unless state law requires differently. If you elect to make this change, unless state law requires that we issue to you a new guaranteed policy, we will permanently transfer the amounts you have invested in the subaccounts of the variable account to the fixed account and allocate all future net premium to the fixed account. After you exercise this right you may not allocate future premium payments or make transfers to the subaccounts of the variable account. We do not charge for this change. Contact our Customer Service Center or your agent/registered representative for information about the conversion rights available in your state.

Partial Withdrawals

Beginning in the second policy year (or the first policy year for “in corridor” policies) you may withdraw part of your policy’s surrender value. Twelve partial withdrawals are currently allowed each policy year, and a partial withdrawal must be at least $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your surrender value (or for in corridor policies during the first policy year, the amount that would cause your policy to no longer qualify as “in corridor”). If your withdrawal request is for more than the maximum, we will require you to surrender your policy or reduce the amount of the withdrawal.

A policy is “in corridor” if:

  Under death benefit Option 1, your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A is greater than the amount of your base insurance coverage; or
  Under death benefit Option 2, your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A is greater than your base insurance coverage plus your policy value.

We charge a partial withdrawal fee of 2.00% of the amount withdrawn, up to $25 for each partial withdrawal. See Partial Withdrawal Fee, page 28.

Unless you specify a different allocation, we will take partial withdrawals from the fixed account and the subaccounts of the variable account in the same proportion that your value in each has to your net policy value immediately before the withdrawal. We will determine these proportions at the end of the valuation period during which we receive your partial withdrawal request. However, amounts withdrawn from the fixed account may not exceed the amount of the total withdrawal multiplied by the ratio of your policy value in the fixed account to your net policy value immediately before the partial withdrawal.

Unless you request otherwise, proceeds from a partial withdrawal generally will be paid into an interest bearing account that you can access, without penalty, through a checkbook feature. See Transaction Processing, page 75.

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Effects of a Partial Withdrawal. We will reduce your policy value by the amount of the partial withdrawal plus the partial withdrawal fee. Your policy value may also be reduced by the amount of a surrender charge if you take a partial withdrawal which decreases your base insurance coverage.

A partial withdrawal may also cause the termination of the death benefit guarantee because we deduct the amount of the partial withdrawal from the total premiums paid when calculating whether you have paid sufficient premiums in order to maintain the death benefit guarantee.

Under death benefit Option 1, a partial withdrawal will reduce the amount of your base insurance coverage by the amount of a partial withdrawal unless:

  No more than fifteen years have passed since your policy date;
  The joint equivalent age of the insured people is less than age 81; and
  The amount of the partial withdrawal is less than the greater of 10% of your policy value or 5% of the amount of your base insurance coverage.

Any amount withdrawn in excess of the greater of 10% of your policy value or 5% of the amount of your base insurance coverage will reduce the amount of your base insurance coverage by that excess amount.

Under death benefit Option 2, a partial withdrawal will not reduce the amount of your base insurance coverage.

If a partial withdrawal reduces the amount of base insurance coverage, the total amount of insurance coverage will also be reduced for the current year and all future years by an equal amount. Therefore, a partial withdrawal can affect the amount of pure insurance protection under the policy.

We will not allow a partial withdrawal if the amount of insurance coverage after the withdrawal would be less than $250,000.

A reduction in the amount of base insurance coverage as a result of a partial withdrawal will be pro-rated among the existing coverage segments, unless state law requires otherwise.

A partial withdrawal may have adverse tax consequences depending on the circumstances. See Tax Status of the Policy, page 65.

Policy Split Option

Under certain circumstances, you may exchange your policy for two single life insurance policies: one on each of the two insured people. The policy split option has insurability requirements which must be met at or before your policy is split. Evidence of insurability is required for a new single life policy where coverage is greater than 50% of your original amount of base insurance coverage or for an insured person who is subject to certain underwriting ratings.

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On the effective date of the policy split, the available death benefit under your policy will be divided between the two new single life insurance policies. You may take less than the maximum death benefit amount available. If the total death benefit for the two new single life insurance policies is less than the total death benefit under the one policy before the split, there may be a surrender charge.

Unless law requires otherwise, you may use the policy split option upon the occurrence of any of the following events:

There is a dissolution of business conducted or owned by the two insured people;

Three months following the effective date of a final divorce decree regarding the marriage of the two insured people; or

There is a change to the federal estate tax law which results in either:

Removal of the unlimited marital deduction provision; or

A reduction in the current maximum federal estate tax of at least 50% after your policy date.

You must send us written notice of your election to use the policy split option within 180 days of the eligible event. You must provide satisfactory evidence that the event has occurred.

The effective date of the policy split is the first monthly processing date after we approve it. The insurance coverage under the two individual life insurance policies will start on the effective date of the policy split only if both insured people are alive on that date. If either insured person is not alive on that date, your exchange is void.

All terms and conditions of the new policies apply once your policy is split and they may differ from those of this policy. Consult your new single life insurance policies.

The premium for each new policy will be based on each insured person’s age, gender and risk class at the time of the split of your policy. Premium will be due for each new policy under the terms of the new policy. The policy value less any surrender charge due of the old policy will be allocated to the new policies on the effective date in the same proportion that the base insurance coverage was divided between the two single life insurance policies, unless we agree to a different allocation. If this allocation causes an increase in the base insurance coverage of either of the new single life policies, we may limit the policy value less any surrender charge due you may apply to each new policy. Remaining surrender value will be paid to you and may be taxable.

If you have an outstanding policy loan it will be divided and transferred to each new single life insurance policy in the same proportion as your policy value less any surrender charge due is allocated. A remaining loan balance must be paid before the effective date of the policy split. Any person or entity to which you have assigned your policy must agree to the policy split. An assignment of your policy generally will apply to each new single life insurance policy.

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If you have a Single Life Term Insurance Rider on your policy at the date of the policy split, you may have a term insurance rider insuring the same person on the new policy, if that rider is available. Other riders may or may not be available on the new policies and may be subject to proof of insurability.

Exercising the policy split option may be treated as a taxable transaction. Moreover, the two single life insurance policies could be treated as modified endowment contracts.

You may not split your policy into two single life insurance policies if:

  The continuation of coverage period has begun;
  One of the insured people has died;
  Your grace period has ended and the policy has lapsed; or
  Your policy has been terminated or surrendered.

You should consult a qualified tax adviser before exercising the policy split option.

Persistency Refund

Where state law permits, we pay long-term policy owners a persistency refund. Each month your policy remains in force after your tenth policy anniversary, we credit your policy value with a refund of 0.05% of your policy value. This refund is 0.60% of your policy value on an annual basis.

We do not guarantee that we will pay a persistency refund on the fixed account. If we do, however, we will pay it even if your policy is in the continuation of coverage period.

We add the persistency refund to the subaccounts and fixed account, but not the loan account, in the same proportion that your policy value in each investment option has to your net policy value as of the monthly processing date.

Termination of Coverage

Your insurance coverage will continue under the policy until you surrender your policy or it lapses.

Surrender

You may surrender your policy for its surrender value at
any time after the free look period before the second	In the policy the

death of the insured people. Your surrender value is your	“surrender

policy value minus any surrender charge and your	value” is

outstanding loan amount and accrued loan interest.	referred to as

the “Net Cash

You may take your surrender value in other than one	Surrender

payment.	Value.”

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We compute your surrender value as of the valuation date we receive your written surrender request in good order and policy at our Customer Service Center. All insurance coverage ends on the date we receive your surrender request and policy.

Unless you request otherwise, we will deposit your surrender value into an interest bearing account that you can access, without penalty, through a checkbook feature. See Transaction Processing, page 75.

If you surrender your policy we may deduct a surrender charge. See Surrender Charge, page 28. Surrender of your policy may have adverse tax consequences.

See Distributions Other than Death Benefits, page 67.

Lapse

Your policy will not lapse and your insurance coverage under the policy will continue if on any monthly processing date:

  The no-lapse guarantee is in effect;
  The death benefit guarantee is in effect;
  Your surrender value is enough to pay the periodic fees and charges when due; or
  During the continuation of coverage period, your policy value exceeds your outstanding loan amount plus accrued loan interest.

Grace Period. If on a monthly processing date you do not meet any of these conditions, your policy will enter the 61-day grace period during which you must make a sufficient premium payment to avoid having your policy lapse and insurance coverage terminate.

We will notify you that your policy is in a grace period at least 30 days before it ends. We will send this notice to you (and a person to whom you have assigned your policy) at your last known address in our records. We will notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally equals the past due charges, plus the estimated periodic fees and charges, and charges of any optional rider benefits for the next two months. If we receive payment of the required amount before the end of the grace period, we apply it to your policy in the same manner as your other premium payments, and then we deduct the overdue amounts from your policy value.

If you do not pay the full amount within the 61-day grace period, your policy and its riders lapse without value. We withdraw your remaining variable and fixed account values, deduct amounts you owe us and inform you that your coverage has ended.

If the second of the insured people dies during the grace period we pay death benefit proceeds to your beneficiaries with reductions for your outstanding loan amount, accrued loan interest and periodic fees and charges owed.

During the early policy years your surrender value may not be enough to cover the periodic fees and charges due each month, and you may need to pay sufficient premium to keep the no-lapse guarantee or the death benefit guarantee in force. See Premium Payments, page 22.

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If your policy lapses, any distribution of policy value may be subject to current taxation. See Distributions Other than Death Benefits, page 67.

Reinstatement

Reinstatement means putting a lapsed policy back in force. You may reinstate a lapsed policy and its riders (other than the death benefit guarantee) by written request any time within five years after it has lapsed. A policy that was surrendered may not be reinstated.

To reinstate the policy and any available riders, you must submit evidence of insurability satisfactory to us and pay a premium large enough to keep the policy and any rider benefits in force during the grace period and for at least two months after reinstatement. We will not reinstate your policy if one insured person has died or becomes uninsurable since your policy date. If one insured person was uninsurable at the issue date of your policy and remains uninsurable, we will review the underwriting requirements applicable to each insured person at the time you request reinstatement to determine whether or not your policy may be reinstated. When we reinstate your policy, we reinstate the surrender charges for the amount and time remaining when your coverage lapsed. If you had a loan existing when coverage lapsed, unless directed otherwise we will reinstate it with accrued loan interest to the date of the lapse.

A policy that lapses during a seven pay testing period and is reinstated more than 90 days after lapsing may be classified as a modified endowment contract for tax purposes. In general, a seven pay testing period is the first seven policy years and the first seven years after certain changes to your policy. You should consult with a qualified tax adviser to determine whether reinstating a lapsed policy will cause it to be classified as a modified endowment contract. See Modified Endowment Contracts, page 67.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover federal estate, gift and generation-skipping tax implications, state and local taxes or other tax situations. This discussion is not intended as tax advice. Counsel or other qualified tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

The following discussion generally assumes that the policy will qualify as a life insurance contract for federal tax purposes.

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Tax Status of the Company

We are taxed as a life insurance company under the Internal Revenue Code. The variable account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company,” but is taxed as part of the company. We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to us. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the variable account before being used by the company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the variable account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the variable account, then we may impose a charge against the variable account (with respect to some or all of the policies) to set aside provisions to pay such taxes.

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner that is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements that are set forth in Section 7702 of the Internal Revenue Code. Specifically, the policy must meet the requirements of the guideline premium test. See Death Benefit Qualification Test, page 37. If your variable life policy does not satisfy this test, it will not be treated as life insurance under Internal Revenue Code 7702. You would then be subject to federal income tax on your policy income as you earn it. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so. See Tax Treatment of Policy Death Benefits, page 67. If we return premium in order to bring your policy into compliance with the requirements of Section 7702, it will be refunded on a last-in, first-out basis and may be taken from the investment options in which your policy is allocated based on your premium allocation in effect when we received the premium to be refunded.

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Diversification and Investor Control Requirements

In addition to meeting the Internal Revenue Code Section 7702 guideline premium test, Internal Revenue Code Section 817(h) requires investments within a separate account, such as our variable account, to be adequately diversified. The Treasury has issued regulations that set the standards for measuring the adequacy of any diversification, and the Internal Revenue Service has published various revenue rulings and private letter rulings addressing diversification issues. To be adequately diversified, each subaccount and its corresponding fund must meet certain tests. If these tests are not met your variable life policy will not be adequately diversified and not treated as life insurance under Internal Revenue Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Each subaccount’s corresponding fund has represented that it will meet the diversification standards that apply to your policy. Accordingly, we believe it is reasonable to conclude that the diversification requirements have been satisfied. If it is determined, however, that your variable life policy does not satisfy the applicable diversification regulations and rulings because a subaccount’s corresponding fund fails to be adequately diversified for whatever reason, we will take appropriate and reasonable steps to bring your policy into compliance with such regulations and rulings and we reserve the right to modify your policy as necessary in order to do so.

In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their policies, due to their ability to exercise investment control over such assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the variable account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the variable account assets, or to otherwise qualify your policy for favorable tax treatment.

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Tax Treatment of Policy Death Benefits

The death benefit, or an accelerated death benefit, under a policy is generally excludable from the gross income of the beneficiary(ies) under Section 101(a)(1) of the Internal Revenue Code. However, there are exceptions to this general rule. Additionally, federal, state and local transfer, estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A qualified tax adviser should be consulted about these consequences.

Distributions Other than Death Benefits

Generally, the policy owner will not be taxed on any of the policy value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a “modified endowment contract.”

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts” and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction or increase in benefits or policy reinstatement, could also cause it to be classified as a modified endowment contract or increase the period during which the policy must be tested. A current or prospective policy owner should consult with a qualified tax adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

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Additionally, all modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner’s income when a taxable distribution occurs.

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain, if any, taxable as ordinary income.
  Amounts will be treated as tax-free recovery of the policy owner’sinvestment in the policy only after all gain has been distributed. The amountof gain in the policy will be equal to the difference between the policy’svalue, determined without regard to any surrender charges, and theinvestment in the policy;
  Loan amounts taken from or secured by a policy classified as a modified endowment contract, and also assignments or pledges of such a policy (or agreements to assign or pledge such a policy), are treated first as distribution of gain, if any, taxable as ordinary income. Amounts will be treated as tax- free recovery of the policy owner’s investment in the policy only after all gain has been distributed; and
  A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to distributions (a) made on or after the date on which the taxpayer attains age 59½; (b) that are attributable to the taxpayer becoming disabled (as defined in the Internal Revenue Code); or (c) that are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a qualified tax adviser to determine whether or not you may be subject to this penalty tax.

If we discover that your policy has inadvertently become a modified endowment contract, we will assume that you do not want it to be classified as a modified endowment contract and attempt to fix this by refunding any excess premium with related interest. The excess gross premium will be refunded on a last-in, first-out basis and may be taken from the investment options in which your policy value is allocated based on your premium allocation in effect when we received the premium to be refunded.

Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy. Only after the recovery of all investment in the policy is there taxable income. However, certain distributions made in connection with policy benefit reductions during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. Consult a qualified tax adviser to determine whether or not any distributions made in connection with a reduction in policy benefits will be subject to tax.

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Loan amounts from or secured by a policy that is not a modified endowment contract are generally not taxed as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax penalty.

Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

Other Tax Matters Policy Loans

In general, interest on a policy loan will not be deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. You should consult a qualified tax adviser before taking out a loan to determine whether you qualify under this exception.

If a loan from a policy is outstanding when the policy, other than a modified endowment contract, is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.

Accelerated Death Benefit Rider

We believe that payments under the Accelerated Death Benefit Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is one of the insured persons under the policy, or is an individual who has no business or financial connection with the insured persons. (See Accelerated Death Benefit Rider, page 47, for more information about this rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Continuation of a Policy

The tax consequences of continuing the policy after the younger insured person reaches age 100 are unclear. For example, in certain situations it is possible that after the younger of the two insured people reaches age 100 the IRS could treat you as being in constructive receipt of the policy value if the policy value becomes equal to the death benefit. If this happens, an amount equal to the excess of the policy value over the investment in the policy would be includible in your income at that time. Because we believe the policy will continue to constitute life insurance at that time and the IRS has not issued any guidance on this issue, we do not intend to tax report any earnings due to the possibility of constructive receipt in this circumstance. You should consult a qualified tax adviser if you intend to keep the policy in force after the younger insured person reaches age 100.

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Section 1035 Exchanges

Internal Revenue Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy solely for another life insurance policy or an endowment, annuity or qualified long term care contract. We accept Section 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult your qualified tax adviser.

Taxation of Policy Splits

The policy split option permits a policy to be split into two other single life policies upon the occurrence of:

  Dissolution of business conducted or owned by the insured people;
  A divorce of the insured people, or
  Certain changes in federal estate tax laws.

Using the policy split option could have adverse tax consequences. Before you exercise the policy split option, it is important that you consult with a tax advisor regarding the possible tax consequences.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult a qualified tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Tax Law Changes

Although the likelihood of legislative action or tax reform is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or other means. It is also possible that any change may be retroactive (that is, effective before the date of the change). You should consult a qualified tax adviser with respect to legislative developments and their effect on the policy.

Policy Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Internal Revenue Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may make changes to your policy or its riders or make distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.

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Any increase in your death benefit will cause an increase in your cost of insurance charges.

Policy Availability and Qualified Plans

The policy is not available for sale to and cannot be acquired with funds that are assets of (i) an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and that is subject to Title I of ERISA; (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code; or (iii) an entity whose underlying assets include plan assets by reason of the investment by an employee benefit plan or other plan in such entity within the meaning of 29 C.F.R. Section 2510.3 -101 or otherwise.

Policy owners may use the policy in various other arrangements, including:

  Non-qualified deferred compensation or salary continuance plans;
  Split dollar insurance plans;
  Executive bonus plans;
  Retiree medical benefit plans; and
  Other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use your policy with any of these various arrangements, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

Life Insurance Owned by Businesses

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. For example, in the case of a policy issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of a policy even if no loans are taken under the policy. (An exception to this rule is provided for certain life insurance contracts that cover the life of an individual who is a 20% owner, or an officer, director, or employee of a trade or business.) In addition, in certain instances, a portion of the death benefit payable under an employer-owned policy may be taxable. As another example, special rules apply if you are subject to the alternative minimum tax. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a qualified tax adviser.

Income Tax Withholding

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We generally do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you will have to pay additional income taxes and possibly penalties later. We will also report to the IRS the amount of any taxable distributions.

Variable Survivorship 71

Policy Transfers

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.

ADDITIONAL INFORMATION

General Policy Provisions

Your Policy

The policy is a contract between you and us and is the combination of:

  Your policy;
  A copy of your original application and applications for benefit increases or decreases;
  Your riders;
  Your endorsements;
  Your policy schedule pages; and
  Your reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or other officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.

Age

The age stated in your policy schedule is the joint equivalent age of the insured people we use to issue your policy. The joint equivalent age is the sum of both insured people’s ages adjusted for the differences in ages and genders, divided by two and rounded down.

Variable Survivorship 72

The insured people must each be no more than age 90 at policy issue. The minimum joint equivalent age must be at least 15. The maximum joint equivalent age must be no more than 85. There is no limit on the difference in the insured people’s ages. Age is measured as the age of the insured person on the birthday nearest the policy anniversary.

The policy anniversary nearest to the younger insured person’s 100th birthday, whether or not he/she has survived, is the date used for continuation of coverage purposes.

We often use age to calculate rates, charges and values. We determine an insured person’s age at a given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule.

Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits until the death of the second of the insured people. These rights include the right to change the owner, beneficiaries or the method designated to pay death benefit proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our Customer Service Center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive both of the insured people receive the death benefit proceeds. Other surviving beneficiaries receive death benefit proceeds only if there are no surviving primary beneficiaries. If more than one beneficiary survives both insured people, they share the death benefit proceeds equally, unless you specify otherwise. If none of your policy beneficiaries has survived both insured people, we pay the death benefit proceeds to you or to your estate, as owner. If a beneficiary is a minor, the death benefit proceeds will be held in an interest bearing account until that beneficiary attains the age of majority.

You may name new beneficiaries any time before the death of the second of the insured people. We pay death benefit proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries. The designation of certain beneficiaries may have tax consequences. See Other Tax Matters, page 69.

Variable Survivorship 73

Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries’ rights (unless the beneficiaries were made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid. The transfer or assignment of a policy may have tax consequences. See Other Tax Matters, page 69.

Incontestability

After your policy has been in force and both insured people are alive for two years from the policy date and from the effective date of any new coverage segment, an increase in any other benefit or reinstatement, we will not question the validity of statements in your applicable application.

Misstatements of Age or Gender

Notwithstanding the Incontestability provision above, if an insured person’s age or gender has been misstated, we adjust the death benefit to the amount which that have been purchased for each insured person’s correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your policy value on the last monthly processing date before the death of the second of the insured people, or as otherwise required by law.

Suicide

If either insured person commits suicide (while sane or insane), within two years of your policy date, unless otherwise required by law, we limit death benefit proceeds to:

  The total premium we receive to the time of death; minus
  Outstanding loan account value plus accrued loan interest; minus
  Partial withdrawals taken.

We make a limited payment to the beneficiaries for a new coverage segment or other increase if the second of the insured people commits suicide (while sane or insane), within two years of the effective date of a new coverage segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment is equal to the cost of insurance and periodic fees and charges that were deducted for the increase.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums are not derived from improper sources.

Variable Survivorship 74

Under our anti-money laundering program, we may require policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of premium payments or loan repayments (traveler’s cheques, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you and your policy either entering the 61-day grace period or lapsing. See Lapse, page 63. See also Premium Payments Affect Your Coverage, page 24.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes applicable in laws or regulations and our ongoing assessment of our exposure to illegal activity.

Transaction Processing

Generally, within seven days of when we receive all information required to process a payment, we pay:

  Death benefit proceeds;
  Surrender value;
  Partial withdrawals; and
  Loan proceeds.

We may delay processing these transactions if:

  The New York Stock Exchange is closed for trading;
  Trading on the New York Stock Exchange is restricted by the SEC;
  There is an emergency so that it is not reasonably possible to sell securities in the subaccounts or to determine the value of a subaccount’s assets; and
  A governmental body with jurisdiction over the variable account allows suspension by its order.

SEC rules and regulations generally determine whether or not these conditions exist.

We execute transfers among the subaccounts as of the valuation date of our receipt of your request at our Customer Service Center.

Variable Survivorship 75

We determine the death benefit as of the date of death of the second of the insured people. The death benefit proceeds are not affected by subsequent changes in the value of the subaccounts.

We may delay payment from our fixed account for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

Unless you request otherwise, we generally pay death benefit proceeds, surrender value and partial withdrawals into an interest bearing account that may be accessed by you or the beneficiary, as applicable, through a checkbook feature. This interest bearing account is backed by our general account, and the checkbook feature may be used to access the payment at any time without penalty.

Notification and Claims Procedures

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for changes to your policy or if you surrender it.

If an insured person dies while your policy is in force, please let us know as soon as possible. If it is the second death of the insured people, we will send you instructions on how to make a claim. As proof of an insured person’s death, we may require proof of the deceased insured person’s age and a certified copy of the death certificate.

The beneficiaries and the deceased insured person’s next of kin may need to sign authorization forms. These forms allow us to get information such as medical records of doctors and hospitals used by the deceased insured person.

Telephone Privileges

Telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our Customer Service Center. Telephone privileges allow you or your agent/registered representative to call our Customer Service Center to:

  Make transfers;
  Change premium allocations;
  Change your dollar cost averaging and automatic rebalancing programs; and
  Request a loan.

Our Customer Service Center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

  Requiring some form of personal identification;
  Providing written confirmation of any transactions; and
  Tape recording telephone calls.

Variable Survivorship 76

By accepting telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue this privilege at any time. See Limits on Frequent or Disruptive Transfers, page 56.

Telephone and facsimile privileges may not always be available. Telephone or fax systems, whether yours, your service provider’s or your agent/registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by written request.

Non-participation

Your policy does not participate in the surplus earnings of Security Life of Denver Insurance Company.

Advertising Practices and Sales Literature

We may use advertisements and sales literature to promote this product, including:

  Articles on variable life insurance and other information published in business or financial publications;
  Indices or rankings of investment securities; and
  Comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the subaccounts and funds. Past performance is not indicative of future performance of the subaccounts or funds and is not reflective of the actual investment experience of policy owners.

We may feature certain subaccounts, the underlying funds and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends and investment performance or other information we believe may be of interest to our customers.

Settlement Options

You may elect to take the surrender value in other than one lump-sum payment. Likewise, you may elect to have the beneficiaries receive the death benefit proceeds other than in one lump-sum payment, if you make this election before the death of the second of the insured people. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of death of the second of the insured people.

Variable Survivorship 77

The investment performance of the subaccounts does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. The declared interest rate will never be less than 3.00%, and any declared interest rate will be in effect for at least 12 months. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $20 and the total proceeds must be at least $2,000.

The following settlement options are available:

  Option 1 – The proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid;
  Option 2 – The proceeds provide an annuity payment with a specified number of months. The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee;
  Option 3 – The proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval;
  Option 4 – The proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid; and
  Option 5 – Other options we offer at the time we pay the benefit.

If none of these settlement options have been elected, your surrender value or the death benefit proceeds will be paid in one lump-sum payment.

Unless you request otherwise, death benefit proceeds generally will be paid into an interest bearing account that is backed by our general account and can be accessed by the beneficiary through a checkbook feature. The beneficiary may access the death benefit proceeds at any time without penalty. Interest earned on this account may be less than interest paid under other settlement options.

Reports

Annual Statement. We will send you an annual statement once each policy year showing the amount of insurance coverage under your policy as well as your policy’s death benefit, policy and surrender values, the amount of premiums you have paid, the amounts you have withdrawn, borrowed or transferred and the fees and charges we have imposed since the last statement.

We send semi-annual reports with financial information on the funds, including a list of investment holdings of each fund.

We send confirmation notices to you throughout the year for certain policy transactions such as transfers between investment options, partial withdrawals and loans. You are responsible for reviewing the confirmation notices to verify that the transactions are being made as requested.

Variable Survivorship 78

Illustrations. To help you better understand how your policy values will vary over time under different sets of assumptions, we will provide you with a personalized illustration projecting future results based on the ages and risk classifications of the insured people and other factors such as the amount of insurance coverage, death benefit option, planned premiums and rates of return (within limits) you specify. We may assess a charge not to exceed $25 for each illustration you request after the first in a policy year. See Excess Illustration Fee, page 28. Subject to regulatory approval, personalized illustrations may be based upon a weighted average rather than an arithmetic average of fund expenses.

Other Reports. We will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law. To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the funds, will be mailed to your household, even if you or other persons in your household have more than one policy issued by us or an affiliate. Call our Customer Service Center toll-free at 1-877-253-5050 if you need additional copies of financial reports, prospectuses, historical account information or annual or semi-annual reports or if you would like to receive one copy for each policy in all future mailings.

Distribution of the Policy

We sell the policy through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. All broker/dealers who sell the policy have entered into selling agreements with ING America Equities, Inc., our affiliate and the principal underwriter and distributor of the policy. ING America Equities, Inc. is organized under the laws of the State of Colorado, registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority. Its principal office is located at 1290 Broadway, Denver, Colorado 80203-5699.

ING America Equities, Inc. offers the securities under the policies on a continuous basis. For the years ended December 31, 2007, 2006 and 2005, the aggregate amount of underwriting commissions we paid to ING America Equities, Inc. was $34,635,694, $30,168,287 and $35,623,260, respectively.

ING America Equities, Inc. does not retain any commissions or other amounts paid to it by us for sales of the policy. Rather, it pays all the amounts received from us to the broker/dealers for selling the policy, and part of that payment goes to your agent/registered representative.

Variable Survivorship 79

The following is a list of broker-dealers affiliated with the company which have selling agreements with ING America Equities, Inc.:

  Bancnorth Investment Group, Inc.
  Financial Network Investment Corporation
  Guaranty Brokerage Services, Inc.
  ING Financial Advisers, LLC
  ING Financial Markets LLC
  ING Financial Partners, Inc.
  Multi-Financial Securities Corporation
  PrimeVest Financial Services, Inc.

The amounts that we pay for the sale of the policy can generally be categorized as either commissions or other amounts. The commissions we pay can be further categorized as base commissions which may include a portion for wholesaling or supplemental commissions. However categorized, commissions paid will not exceed the total of the percentages shown below.

Base commissions consist of a percentage of premium we receive for the policy up to the target premium amount, a percentage of premium we receive for the policy in excess of the target premium amount and, as a trail commission, a percentage of your average net policy value. We pay up to 95% of premium received up to target premium in the first year and 5% of premium received in excess of target premium in the first year, up to 5% of total premium received in years two through five decreasing to 2% of total premium received thereafter (renewal commission), and up to 0.20% of the average net policy value in the fifth through twentieth policy years (trail commission).

Supplemental or wholesaling commissions are paid based on a percentage of target premiums we receive for the policy and certain other designated insurance products sold during a calendar year. The percentages of such commissions that we pay may increase as the aggregate amount of premiums received for all products issued by the company and/or its affiliates during the calendar year increases. The maximum percentage of supplemental or wholesaling commissions that we may pay is 44%.

Generally, the commissions paid on premiums for base coverage under the policy are greater than those paid on premiums for coverage under the Adjustable Term Insurance Rider. Be aware of this and discuss with your agent/registered representative the right blend of base coverage and Adjustable Term Insurance Rider coverage for you.

Variable Survivorship 80

In addition to the sales compensation described above, ING America Equities, Inc. may also pay broker/dealers additional compensation or reimbursement of expenses for their efforts in selling the policy to you and other customers. These amounts may include:

  Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the company and/or its affiliates during the year;
  Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales;
  Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;
  Sponsor payments or reimbursements for broker/dealers to use in sales contests and/or meetings for their agents/registered representatives who sell our products. We do not hold contests based solely on sales of this product;
  Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, agent/representative recruiting or other activities that promote the sale of policies; and
  Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre- approved training and education seminars and payment for advertising and sales campaigns.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the policy.

Variable Survivorship 81

The following is a list of the top 25 broker/dealers that, during 2007, received the most, in the aggregate, from us in connection with the sale of registered variable life insurance policies issued by us, ranked by total dollars received:

  NFP Securities, Inc.
  ING Financial Partners, Inc.
  LPL Financial Corporation
  Papalia Securities, Inc.
  Ogilvie Security Advisors Corp.
  Multi-Financial Securities Corporation
  Royal Alliance Associates, Inc.
  CPI Capital
  American General Securities Incorporated
  Raymond James Financial Services, Inc.
  Mutual Service Corporation
  Securities America, Inc.
  Associated Securities Corp.
  Park Avenue Securities LLC
  Financial Network Investment Corporation
  First Heartland Capital, Inc.
  M Holdings Securities, Inc.
  Capital Analysts Incorporated
  WS Insurance Services, LLC
  ProEquities, Inc.
  Morgan Stanley & Company, Inc.
  Linsco/Private Ledger Corp.
  Triad Advisors, Inc.
  Jefferson Pilot Securities Corporation
  UBS Financial Services Inc.

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable life insurance policies. It is important for you to know that the payment of volume or sales-based compensation to a broker/dealer or registered representative may provide that registered representative a financial incentive to promote our policies over those of another company and may also provide a financial incentive to promote the policy offered by this prospectus over one of our other policies.

Legal Proceedings

We are not aware of any pending legal proceedings that involve the variable account as a party.

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The company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the company’s operations or financial position.

ING America Equities, Inc., the principal underwriter and distributor of the policy, is a party to threatened or pending lawsuits/arbitration that generally arise from the normal conduct of business. Some of these suits may seek class action status and sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. ING America Equities, Inc. is not involved in any legal proceeding that, in the opinion of management, is likely to have a material adverse effect on its ability to distribute the policy.

Financial Statements

Financial statements of the variable account and the company are contained in the Statement of Additional Information. To request a free Statement of Additional Information, please contact our Customer Service Center at the address or telephone number on the back of this prospectus.

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				APPENDIX A

			Definition of Life Insurance Factors

Guideline Premium Test Factors

Attained		Attained		Attained		Attained		Attained
Age	Factor	Age	Factor	Age	Factor	Age	Factor	Age	Factor
0-40	2.50	48	1.97	56	1.46	64	1.22	72	1.11
41	2.43	49	1.91	57	1.42	65	1.20	73	1.09
42	2.36	50	1.85	58	1.38	66	1.19	74	1.07
43	2.29	51	1.78	59	1.34	67	1.18	75 – 90	1.05
44	2.22	52	1.71	60	1.30	68	1.17	91	1.04
45	2.15	53	1.64	61	1.28	69	1.16	92	1.03
46	2.09	54	1.57	62	1.26	70	1.15	93	1.02
47	2.03	55	1.50	63	1.24	71	1.13	94	1.01
								95 +	1.00

Guideline Premium Test Factors – Enhanced

Attained		Attained		Attained		Attained		Attained
Age	Factor	Age	Factor	Age	Factor	Age	Factor	Age	Factor
0-40	2.50	51	1.78	62	1.26	73	1.12	84	1.11
41	2.43	52	1.71	63	1.24	74	1.11	85	1.10
42	2.36	53	1.64	64	1.22	75	1.10	86	1.09
43	2.29	54	1.57	65	1.20	76	1.11	87	1.08
44	2.22	55	1.50	66	1.19	77	1.12	88	1.07
45	2.15	56	1.46	67	1.18	78	1.13	89	1.06
46	2.09	57	1.42	68	1.17	79	1.14	90	1.05
47	2.03	58	1.38	69	1.16	80	1.16	91	1.04
48	1.97	59	1.34	70	1.15	81	1.14	92	1.03
49	1.91	60	1.30	71	1.14	82	1.13	93	1.02
50	1.85	61	1.28	72	1.13	83	1.12	94	1.01
								95 +	1.00

A- 1

APPENDIX B

Funds Available Through the Variable Account

The following chart lists the funds that are currently available through the subaccounts of the variable account, along with each fund’s investment adviser/subadviser and investment objective. More detailed information about the funds can be found in the current prospectus for each fund.

There is no assurance that the stated investment objectives of any of the funds will be achieved. Shares of the funds will rise and fall in value and you could lose money by allocating policy value to the subaccounts that invest in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the 1940 Act.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

American Funds – Growth Fund	Investment Adviser:	Seeks growth of capital by investing
(Class 2)	Capital Research and Management	primarily in U.S. common stocks.
Company

American Funds – Growth-Income	Investment Adviser:	Seeks capital growth and income over
Fund (Class 2)	Capital Research and Management	time by investing primarily in U.S.
	Company	common stocks and other securities
that appear to offer potential for capital
appreciation and/or dividends.

American Funds – International	Investment Adviser:	Seeks growth of capital over time by
Fund (Class 2)	Capital Research and Management	investing primarily in common stocks
	Company	of companies based outside the United
States.

Fidelity ® VIP Contrafund ® Portfolio	Investment Adviser:	Seeks long-term capital appreciation.
(Service Class)	Fidelity Management & Research
Company
Subadvisers:
FMR Co., Inc.; Fidelity Research &
Analysis Company; Fidelity
Management & Research (U.K.) Inc.;
Fidelity International Investment
Advisors; Fidelity International
Investment Advisors (U.K.) Limited;
Fidelity Investments Japan Limited

Fidelity ® VIP Equity-Income	Investment Adviser:	Seeks reasonable income. Also
Portfolio (Service Class)	Fidelity Management & Research	considers the potential for capital
	Company	appreciation. Seeks to achieve a yield
	Subadvisers:	which exceeds the composite yield on
	FMR Co., Inc.; Fidelity Research &	the securities comprising the Standard
	Analysis Company; Fidelity	& Poor's 500SM Index (S&P 500® ).
Management & Research (U.K), Inc.;
Fidelity International Investment
Advisors; Fidelity International
Investment Advisors (U.K.) Limited;
Fidelity Investments Japan Limited

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING AllianceBernstein Mid Cap	Investment Adviser:	Seeks long-term growth of capital.
Growth Portfolio (Class I)	Directed Services LLC
Subadviser:
AllianceBernstein, L.P.

ING BlackRock Large Cap	Investment Adviser:	Seeks long-term growth of capital.
Growth Portfolio (Class I)	Directed Services LLC
Subadviser:
BlackRock Investment Management,
LLC

ING Evergreen Health Sciences	Investment Adviser:	A non-diversified portfolio that seeks
Portfolio (Class I)	Directed Services LLC	long-term capital growth.
Subadviser:
Evergreen Investment Management
Company, LLC

ING Evergreen Omega Portfolio	Investment Adviser:	Seeks long-term capital growth.
(Class I)	Directed Services LLC
Subadviser:
Evergreen Investment Management
Company, LLC

ING FMRSM Diversified Mid Cap	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Fidelity Management & Research Co.

ING Focus 5 Portfolio (Class I)	Investment Adviser:	Seeks total return through capital
	Directed Services LLC	appreciation and dividend income.
Subadviser:
ING Investment Management Co.

ING Franklin Templeton Founding	Investment Adviser:	Seeks capital appreciation and
Strategy Portfolio (Class I)	Directed Services LLC	secondarily, income.

ING Global Real Estate Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class S)	ING Investments LLC	high total return, consisting of capital
	Subadviser:	appreciation and current income.
ING Clarion Real Estate Securities L.P.

ING Global Resources Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class I)	Directed Services LLC	long-term capital appreciation.
Subadviser:
ING Investment Management Co.

ING JPMorgan Emerging	Investment Adviser:	Seeks capital appreciation.
Markets Equity Portfolio	Directed Services LLC
(Class I)	Subadviser:
J.P. Morgan Investment Management
Inc.

ING JPMorgan Small Cap Core	Investment Adviser:	Seeks capital growth over the long
Equity Portfolio (Class I)	Directed Services LLC	term.
Subadviser:
J.P. Morgan Investment Management
Inc.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING JPMorgan Value	Investment Adviser:	Seeks long-term capital appreciation.
Opportunities Portfolio (Class I)	Directed Services LLC
Subadviser:
J. P. Morgan Investment Management
Inc.

ING Julius Baer Foreign	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Julius Baer Investment Management,
LLC

ING Legg Mason Value Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class I)	Directed Services LLC	long-term growth of capital.
Subadviser:
Legg Mason Capital Management, Inc.

ING LifeStyle Aggressive	Investment Adviser:	Seeks growth of capital.
Growth Portfolio (Class I)	ING Investments, LLC
Asset Allocation Consultants:
Ibbotson Associates and ING
Investment Management Co.

ING LifeStyle Growth Portfolio	Investment Adviser:	Seeks growth of capital and some
(Class I)	ING Investments, LLC	current income.
Asset Allocation Consultants:
Ibbotson Associates and ING
Investment Management Co.

ING LifeStyle Moderate Growth	Investment Adviser:	Seeks growth of capital and a low to
Portfolio (Class I)	ING Investments, LLC	moderate level of current income.
Asset Allocation Consultants:
Ibbotson Associates and ING
Investment Management Co.

ING LifeStyle Moderate Portfolio	Investment Adviser:	Seeks growth of capital and current
(Class I)	ING Investments, LLC	income.
Asset Allocation Consultants:
Ibbotson Associates and ING
Investment Management Co.

ING Limited Maturity Bond	Investment Adviser:	Seeks highest current income consistent
Portfolio (Class S)	Directed Services LLC	with low risk to principal and liquidity
	Subadviser:	and secondarily, seeks to enhance its
	ING Investment Management Co.	total return through capital appreciation
when market factors, such as falling
interest rates and rising bond prices,
indicate that capital appreciation may
be available without significant risk to
principal.

ING Liquid Assets Portfolio	Investment Adviser:	Seeks high level of current income
(Class I)	Directed Services LLC	consistent with the preservation of
	Subadviser:	capital and liquidity.
ING Investment Management Co.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING Marsico Growth Portfolio	Investment Adviser:	Seeks capital appreciation.
(Class I)	Directed Services LLC
Subadviser:
Marsico Capital Management, LLC

ING Marsico International	Investment Adviser:	Seeks long-term growth of capital.
Opportunities Portfolio (Class I)	Directed Services LLC
Subadviser:
Marsico Capital Management, LLC

ING MFS Total Return Portfolio	Investment Adviser:	Seeks above-average income
(Class I)	Directed Services LLC	(compared to a portfolio entirely
	Subadviser:	invested in equity securities) consistent
	Massachusetts Financial Services	with the prudent employment of
	Company	capital. Secondarily seeks reasonable
opportunity for growth of capital and
income.

ING MFS Utilities Portfolio (Class S)	Investment Adviser:	Seeks total return.
Directed Services LLC
Subadviser:
Massachusetts Financial Services
Company

ING Oppenheimer Main Street	Investment Adviser:	Seeks long-term growth of capital and
Portfolio ® (Class I)	Directed Services LLC	future income.
Subadviser:
OppenheimerFunds, Inc.

ING PIMCO Core Bond Portfolio	Investment Adviser:	Seeks maximum total return, consistent
(Class I)	Directed Services LLC	with preservation of capital and prudent
	Subadviser:	investment management.
Pacific Investment Management
Company LLC

ING Pioneer Fund Portfolio	Investment Adviser:	Seeks reasonable income and capital
(Class I)	Directed Services LLC	growth.
Subadviser:
Pioneer Investment Management, Inc.

ING Pioneer Mid Cap Value	Investment Adviser:	Seeks capital appreciation.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Pioneer Investment Management, Inc.

ING Stock Index Portfolio	Investment Adviser:	Seeks total return.
(Class I)	Directed Services LLC
Subadviser:
ING Investment Management Co.

ING T. Rowe Price Capital	Investment Adviser:	Seeks, over the long-term, a high total
Appreciation Portfolio (Class I)	Directed Services LLC	investment return, consistent with the
	Subadviser:	preservation of capital and prudent
	T. Rowe Price Associates, Inc.	investment risk.

ING T. Rowe Price Equity	Investment Adviser:	Seeks substantial dividend income as
Income Portfolio (Class I)	Directed Services LLC	well as long-term growth of capital.
Subadviser:
T. Rowe Price Associates, Inc.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING Van Kampen Capital	Investment Adviser:	Seeks long-term capital appreciation.
Growth Portfolio (Class I)	Directed Services LLC
Subadviser:
Morgan Stanley Investment
Management, Inc. (d/b/a Van Kampen)

ING Van Kampen Growth and	Investment Adviser:	Seeks long-term growth of capital and
Income Portfolio (Class S)	Directed Services LLC	income.
Subadviser:
Morgan Stanley Investment
Management, Inc. (d/b/a Van Kampen)

ING VP Index Plus International	Investment Adviser:	Seeks to outperform the total return
Equity Portfolio (Class S)	ING Investments, LLC	performance of the Morgan Stanley
	Subadviser:	Capital International Europe
	ING Investment Management	Australasia and Far East® Index
	Advisors, B. V.	(“MSCI EAFE® Index”), while
maintaining a market level of risk.

ING Wells Fargo Small Cap	Investment Adviser:	Seeks long-term capital appreciation.
Disciplined Portfolio (Class S)	Directed Services LLC
Subadviser:
Wells Capital Management, Inc.

ING Baron Small Cap Growth	Investment Adviser:	Seeks capital appreciation.
Portfolio (Initial Class)	Directed Services LLC
Subadviser:
BAMCO, Inc.

ING Columbia Small Cap Value	Investment Adviser:	Seeks long-term growth of capital.
II Portfolio (Initial Class)	Directed Services LLC
Subadviser:
Columbia Management Advisors, LLC

ING JP Morgan Mid Cap Value	Investment Adviser:	Seeks growth from capital appreciation.
Portfolio (Initial Class)	Directed Services LLC
Subadviser:
J.P. Morgan Investment Management
Inc.

ING Neuberger Berman	Investment Adviser:	Seeks capital growth.
Partners Portfolio (Initial Class)	Directed Services LLC
Subadviser:
Neuberger Berman Management Inc.

ING Oppenheimer Global	Investment Adviser:	Seeks capital appreciation.
Portfolio (Initial Class)	Directed Services LLC
Subadviser:
OppenheimerFunds, Inc.

ING Oppenheimer Strategic	Investment Adviser:	Seeks a high level of current income
Income Portfolio (Service Class)	Directed Services LLC	principally derived from interest on
	Subadviser:	debt securities.
OppenheimerFunds, Inc.

ING Pioneer High Yield	Investment Adviser:	Seeks to maximize total return through
Portfolio (Initial Class)	Directed Services LLC	income and capital appreciation.
Subadviser:
Pioneer Investment Management, Inc.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING T. Rowe Price Diversified Mid	Investment Adviser:	Seeks long-term capital appreciation.
Cap Growth Portfolio (Initial Class)	Directed Services LLC
Subadviser:
T. Rowe Price Associates, Inc.

ING UBS U.S. Large Cap Equity	Investment Adviser:	Seeks long-term growth of capital and
Portfolio (Initial Class)	Directed Services LLC	future income.
Subadviser:
UBS Global Asset Management
(Americas) Inc.

ING Van Kampen Comstock	Investment Adviser:	Seeks capital growth and income.
Portfolio (Initial Class)	Directed Services LLC
Subadviser:
Morgan Stanley Investment
Management, Inc. (d/b/a Van Kampen)

ING Van Kampen Equity and	Investment Adviser:	Seeks total return, consisting of long-
Income Portfolio (Initial Class)	Directed Services LLC	term capital appreciation and current
	Subadviser:	income.
Morgan Stanley Investment
Management, Inc. (d/b/a Van Kampen)

ING VP Balanced Portfolio, Inc	Investment Adviser:	Seeks to maximize investment return,
(Class I)	ING Investments, LLC	consistent with reasonable safety of
	Subadviser:	principal, by investing in a diversified
	ING Investment Management Co.	portfolio of one or more of the
following asset classes: stocks, bonds
and cash equivalents, based on the
judgment of the portfolio’s
management, of which of those sectors
or mix thereof offers the best
investment prospects.

ING VP Intermediate Bond	Investment Adviser:	Seeks to maximize total return
Portfolio (Class I)	ING Investments, LLC	consistent with reasonable risk, through
	Subadviser:	investment in a diversified portfolio
	ING Investment Management Co.	consisting primarily of debt securities.

ING Lehman Brothers U.S.	Investment Adviser:	Seeks investment results (before fees
Aggregate Bond Index ® Portfolio	ING Investments, LLC	and expenses) that correspond to the
(Class I)	Subadviser:	total return of the Lehman Brothers
	Lehman Brothers Asset Management	U.S. Aggregate Bond Index ® .
LLC

ING RussellTM Small Cap Index	Investment Adviser:	Seeks investment results (before fees
Portfolio (Class I)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return of the Russell 2000® Index.
ING Investment Management Co.

ING VP Index Plus LargeCap	Investment Adviser:	Seeks to outperform the total return
Portfolio (Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	500 Composite Stock Price Index (S&P
	ING Investment Management Co.	500 Index), while maintaining a market
level of risk.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING VP Index Plus MidCap	Investment Adviser:	Seeks to outperform the total return
Portfolio (Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	MidCap 400 Index (S&P MidCap 400
	ING Investment Management Co.	Index) while maintaining a market
level of risk.

ING VP Index Plus SmallCap	Investment Adviser:	Seeks to outperform the total return
Portfolio (Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	SmallCap 600 Index (S&P SmallCap
	ING Investment Management Co.	600 Index) while maintaining a market
level of risk.

ING VP SmallCap Opportunities	Investment Adviser:	Seeks long-term capital appreciation.
Portfolio (Class I)	ING Investments, LLC
Subadviser:
ING Investment Management Co.

Neuberger Berman AMT	Investment Adviser:	Seeks long-term growth of capital by
Socially Responsive Portfolio®	Neuberger Berman Management Inc.	investing primarily in securities of
(Class I)	Subadviser:	companies that meet the fund’s
	Neuberger Berman, LLC	financial criteria and social policy.

APPENDIX C

INFORMATION REGARDING CLOSED SUBACCOUNTS

The subaccounts that invest in the following funds have been closed to new investment:

  AIM V.I. Core Equity Fund
  Fidelity® VIP Investment Grade Bond Portfolio
  ING BlackRock Large Cap Value Portfolio
  ING Lord Abbett Affiliated Portfolio
  ING Opportunistic Large Cap Value Portfolio 1
  ING American Century Small-Mid Cap Value Portfolio
  ING Legg Mason Partners Aggressive Growth Portfolio
  ING PIMCO Total Return Portfolio
  ING VP Strategic Allocation Conservative Portfolio
  ING VP Strategic Allocation Growth Portfolio
  ING VP Strategic Allocation Moderate Portfolio
  ING VP High Yield Bond Portfolio
  ING VP MidCap Opportunities Portfolio 2
  ING VP Real Estate Portfolio
  Van Eck Worldwide Hard Assets Fund

Policy owners who have policy value allocated to one or more of the subaccounts that correspond to these funds may leave their policy value in those subaccounts, but future allocations and transfers into those subaccounts are prohibited. If your most recent premium allocation instructions includes a subaccount that corresponds to one of these funds, premium received that would have been allocated to a subaccount corresponding to one of these funds may be automatically allocated among the other available subaccounts according to your most recent premium allocation instructions. If your most recent allocation instructions do not include any available funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting our:

ING Customer Service Center P.O. Box 5065 Minot, ND 58702-5065 1-877-253-5050

Your failure to provide us with alternative allocation instructions before we return your premium payment(s) may result in your policy entering the 61 day grace period and/or your policy lapsing without value. See Lapse, page 63 for more information about how to keep your policy from lapsing. See also Reinstatement, page 64, for more information about how to put your policy back in force if it has lapsed.

1	Prior to April 28 2008, this fund was known as the ING VP Value Opportunity Portfolio.

2	Effective April 28, 2008, the ING Mid Cap Growth Portfolio (formerly known as the ING FMRSM Mid Cap Growth Portfolio) merged with and into the ING VP MidCap Opportunities Portfolio. Your investment in the subaccount that invested in the ING Mid Cap Growth Portfolio automatically became an investment in the ING VP MidCap Opportunities Portfolio subaccount with an equal total net asset value.

C-1

MORE INFORMATION IS AVAILABLE

If you would like more information about us, the variable account or the policy, the following documents are available free upon request:

  Statement of Additional Information (“SAI”) – The SAI contains more specific information about the variable account and the policy, as well as the financial statements of the variable account and the company. The SAI is incorporated by reference into (made legally part of) this prospectus. The following is the Table of Contents for the SAI:
Page
General Information and History	2
Performance Reporting and Advertising	2
Experts	4
Financial Statements	4
Financial Statements of Security Life Separate Account L1	1
Statutory Basis Financial Statements of Security Life of Denver Insurance Company	1

  A personalized illustration of policy benefits – A personalized illustration can help you understand how the policy works, given the policy’s fees and charges along with the investment options, features and benefits and optional benefits you select. A personalized illustration can also help you compare the policy’s death benefits, policy value and surrender value with other life insurance policies based on the same or similar assumptions. We reserve the right to assess a fee of up to $25 for each personalized illustration you request after the first each policy year. See Excess Illustration Fee, page 28.

To request a free SAI or personalized illustration of policy benefits or to make other inquiries about the policy, please contact us at our:

ING Customer Service Center P.O. Box 5065 Minot, ND 58702-5065 1-877-253-5050 www.ingservicecenter.com

Additional information about us, the variable account or the policy (including the SAI) can be reviewed and copied from the SEC’s Internet website (http://www.sec.gov) or at the SEC’s Public Reference Branch in Washington, DC. Copies of this additional information may also be obtained, upon payment of a duplicating fee, by writing the SEC’s Public Reference Branch at 100 F Street, NE, Room 1580, Washington, DC 20549. More information about operation of the SEC’s Public Reference Branch can be obtained by calling 202-551-8090. When looking for information regarding the policy offered through this prospectus, you may find it useful to use the number assigned to the registration statement under the 1933 Act. This number is 333-72753.

1940 Act File No. 811-08292 1933 Act file No. 333-72753

SECURITY LIFE SEPARATE ACCOUNT L1 OF

SECURITY LIFE OF DENVER INSURANCE COMPANY

Statement of Additional Information dated April 28, 2007

     VARIABLE SURVIVORSHIP Variable Universal Life Insurance Policy

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Asset Portfolio Manager prospectus dated April 28, 2007. The policy offered in connection with the prospectus is a flexible premium variable universal life insurance policy funded through the Security Life Separate Account L1.

A free prospectus is available upon request by contacting the Security Life of Denver Insurance Company’s Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065, by calling 1-877-253-5050 or by accessing the SEC’s web site at http://www.sec.gov.

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

TABLE OF CONTENTS

Page
General Information and History	2
Performance Reporting and Advertising	2
Experts	4
Financial Statements	4
Financial Statements of Security Life Separate Account L1	1
Statutory Basis Financial Statements of Security Life of Denver Insurance Company	1

GENERAL INFORMATION AND HISTORY

Security Life of Denver Insurance Company (the “company,” “we,” “us,” “our”) issues the policy described in the prospectus and is responsible for providing each policy’s insurance benefits. We are a stock life insurance company organized in 1929 and incorporated under the laws of the State of Colorado and an indirect, wholly owned subsidiary of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands. We are engaged in the business of issuing insurance policies. Our headquarters is at 1290 Broadway, Denver, Colorado 80203-5699.

We established the Security Life Separate Account L1 (the “variable account”) on November 3, 1993, as one of our separate accounts under the laws of the State of Colorado for the purpose of funding variable life insurance policies issued by us. The variable account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Premium payments may be allocated to one or more of the available subaccounts of the variable account. Each subaccount invests in shares of a corresponding fund at net asset value. We may make additions to, deletions from or substitutions of available funds as permitted by law and subject to the conditions of the policy.

Other than the policy owner fees and charges described in the prospectus, all expenses incurred in the operations of the variable account are borne by the company. We do, however, receive compensation for certain recordkeeping, administration or other services from the funds or affiliates of the funds available through the policies. See “Fees and Charges” in the prospectus.

The company maintains custody of the assets of the variable account. As custodian, the company holds cash balances for the variable account pending investment in the funds or distribution. The funds in whose shares the assets of the subaccounts of the variable account are invested each have custodians, as discussed in the respective fund prospectuses.

PERFORMANCE REPORTING AND ADVERTISING

Information regarding the past, or historical, performance of the subaccounts of the variable account and the funds available for investment through the subaccounts of the variable account may appear in advertisements, sales literature or reports to policy owners or prospective purchasers. SUCH PERFORMANCE INFORMATION FOR THE SUBACCOUNTS WILL REFLECT THE DEDUCTION OF ALL FUND FEES AND CHARGES, INCLUDING INVESTMENT MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES BUT WILL NOT REFLECT DEDUCTIONS FOR ANY POLICY FEES AND CHARGES. IF THE POLICY’S TAX, SALES, COST OF INSURANCE, MORTALITY AND EXPENSE RISK, POLICY AND ADMINISTRATIVE CHARGES AND THE OTHER TRANSACTION, PERIODIC OR OPTIONAL BENEFITS FEES AND CHARGES WERE DEDUCTED, THE PERFORMANCE SHOWN WOULD BE SIGNIFICANTLY LOWER.

With respect to performance reporting it is important to remember that past performance does not guarantee future results. Current performance may be higher or lower than the performance shown and actual investment returns and principal values will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Performance history of the subaccounts of the variable account and the corresponding funds is measured by comparing the value at the beginning of the period to the value at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years (if the fund has been in existence for these periods) and since the inception date of the fund (if the fund has been in existence for less than ten years). We may provide performance information showing average annual total returns for periods prior to the date a subaccount commenced operation. We will calculate such performance information based on the assumption that the subaccounts were in existence for the same periods as those indicated for the funds, with the level of charges at the variable account level that were in effect at the inception of the subaccounts. Performance information will be specific to the class of fund shares offered through the policy, however, for periods prior to the date a class of fund shares commenced operations, performance information may be based on a different class of shares of the same fund. In this case, performance for the periods prior to the date a class of fund shares commenced operations will be adjusted by the fund fees and expenses associated with the class of fund shares offered through the policy.

We may compare performance of the subaccounts and/or the funds as reported from time to time in advertisements and sales literature to other variable life insurance issuers in general; to the performance of particular types of variable life insurance policies investing in mutual funds; or to investment series of mutual funds with investment objectives similar to each of the subaccounts, whose performance is reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar. Inc. (“Morningstar”) or reported by other series, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s and Fortune. Lipper and Morningstar are independent services that monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper’s and Morningstar’s rankings include variable annuity issuers as well as variable life insurance issuers. The performance analysis prepared by Lipper and Morningstar ranks such issuers on the basis of total return, assuming reinvestment of distributions, but does not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. We may also compare the performance of each subaccount in advertising and sales literature to the Standard & Poor’s Index of 500 common stocks and the Dow Jones Industrials, which are widely used measures of stock market performance. We may also compare the performance of each subaccount to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

To help you better understand how your policy’s death benefits, policy value and surrender value will vary over time under different sets of assumptions, we encourage you to obtain a personalized illustration. Personalized illustrations will assume deductions for fund expenses and policy and variable account charges. We will base these illustrations on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. These personalized illustrations will be based on either a hypothetical investment return of the funds of 0% and other percentages not to exceed 12% or on the actual historical experience of the funds as if the subaccounts had been in existence and a policy issued for the same periods as those indicated for the funds. Subject to regulatory approval, personalized illustrations may be based upon a weighted average of fund expenses rather than an arithmetic average. A personalized illustration is available upon request by contacting our Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065 or by calling 1-877-253-5050.

3

EXPERTS

The statements of assets and liabilities of Security Life Separate Account L1 as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of Security Life of Denver Insurance Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the variable account reflect the operations of the variable account as of and for the year ended December 31, 2007, and have been audited by Ernst & Young LLP, independent registered public accounting firm.

The statutory basis financial statements of the Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, have been audited by Ernst & Young LLP, independent registered public accounting firm. The financial statements of the Company should be distinguished from the financial statements of the variable account and should be considered only as bearing upon the ability of the Company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the variable account. The statutory basis financial statements of the Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, have been prepared on the basis of statutory accounting practices prescribed or permitted by the State of Colorado Division of Insurance.

The primary business address of Ernst & Young LLP is Suite 1000, 55 Ivan Allen Jr. Boulevard, Atlanta, GA 30308.

4

FINANCIAL STATEMENTS Security Life of Denver Insurance Company Security Life Separate Account L1 Year ended December 31, 2007 with Report of Independent Registered Public Accounting Firm

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SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Financial Statements Year ended December 31, 2007

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Financial Statements Year ended December 31, 2007

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants Security Life of Denver Insurance Company

We have audited the accompanying statements of assets and liabilities of the Divisions constituting Security Life of Denver Insurance Company Security Life Separate Account L1 (the “Account”) as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The Account is comprised of the following Divisions:

AIM Variable Insurance Funds:
AIM V.I. Core Equity Fund - Series I Shares
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2
American Funds Insurance Series® Growth-Income Fund -
Class 2
American Funds Insurance Series® International Fund - Class 2
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Service Class
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Service Class
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio -
Institutional Class
ING BlackRock Large Cap Growth Portfolio - Institutional
Class
ING BlackRock Large Cap Value Portfolio - Institutional Class
ING Evergreen Health Sciences Portfolio - Institutional Class
ING Evergreen Omega Portfolio - Institutional Class
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class
ING FMRSM Large Cap Growth Portfolio - Institutional Class
ING FMRSM Mid Cap Growth Portfolio - Institutional Class
ING Global Resources Portfolio - Institutional Class
ING JPMorgan Emerging Markets Equity Portfolio -
Institutional Class
ING JPMorgan Small Cap Core Equity Portfolio - Institutional
Class
ING JPMorgan Value Opportunities Portfolio - Institutional
Class
ING Julius Baer Foreign Portfolio - Institutional Class
ING Legg Mason Value Portfolio - Institutional Class
ING LifeStyle Aggressive Growth Portfolio - Institutional Class
ING LifeStyle Growth Portfolio - Institutional Class
ING LifeStyle Moderate Growth Portfolio - Institutional Class
ING LifeStyle Moderate Portfolio - Institutional Class
ING Limited Maturity Bond Portfolio - Service Class
ING Liquid Assets Portfolio - Institutional Class
ING Liquid Assets Portfolio - Service Class
ING Lord Abbett Affiliated Portfolio - Institutional Class
ING MarketPro Portfolio - Institutional Class
ING MarketStyle Growth Portfolio - Institutional Class
ING MarketStyle Moderate Growth Portfolio - Institutional
Class

ING Investors Trust (continued):
ING MarketStyle Moderate Portfolio - Institutional Class
ING Marsico Growth Portfolio - Institutional Class
ING Marsico International Opportunities Portfolio - Institutional
Class
ING MFS Total Return Portfolio - Institutional Class
ING MFS Utilities Portfolio - Service Class
ING Oppenheimer Main Street Portfolio® - Institutional Class
ING Pioneer Fund Portfolio - Institutional Class
ING Pioneer Mid Cap Value Portfolio - Institutional Class
ING Stock Index Portfolio - Institutional Class
ING T. Rowe Price Capital Appreciation Portfolio - Institutional
Class
ING T. Rowe Price Equity Income Portfolio - Institutional Class
ING UBS U.S. Allocation Portfolio - Service Class
ING Van Kampen Capital Growth Portfolio - Institutional Class
ING Van Kampen Growth and Income Portfolio - Service Class
ING VP Index Plus International Equity Portfolio - Service
Class
ING Wells Fargo Small Cap Disciplined Portfolio - Service
Class
ING Partners, Inc.:
ING American Century Large Company Value Portfolio - Initial
Class
ING American Century Small-Mid Cap Value Portfolio - Initial
Class
ING Baron Small Cap Growth Portfolio - Initial Class
ING Columbia Small Cap Value II Portfolio - Initial Class
ING Fundamental Research Portfolio - Initial Class
ING JPMorgan Mid Cap Value Portfolio - Initial Class
ING Legg Mason Partners Aggressive Growth Portfolio - Initial
Class
ING Lord Abbett U.S. Government Securities Portfolio - Initial
Class
ING Neuberger Berman Partners Portfolio - Initial Class
ING Neuberger Berman Regency Portfolio - Initial Class
ING Oppenheimer Global Portfolio - Initial Class
ING Oppenheimer Strategic Income Portfolio - Service Class
ING PIMCO Total Return Portfolio - Initial Class
ING T. Rowe Price Diversified Mid Cap Growth Portfolio -
Initial Class
ING UBS U.S. Large Cap Equity Portfolio - Initial Class
ING Van Kampen Comstock Portfolio - Initial Class
ING Van Kampen Equity and Income Portfolio - Initial Class

ING Strategic Allocation Portfolios, Inc.:
ING VP Strategic Allocation Conservative Portfolio - Class I
ING VP Strategic Allocation Growth Portfolio - Class I
ING VP Strategic Allocation Moderate Portfolio - Class I
ING Variable Funds:
ING VP Growth and Income Portfolio - Class I
ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap Portfolio - Class I
ING VP Index Plus MidCap Portfolio - Class I
ING VP Index Plus SmallCap Portfolio - Class I
ING VP Value Opportunity Portfolio - Class I
ING Variable Products Trust:
ING VP High Yield Bond Portfolio - Class I
ING VP MidCap Opportunities Portfolio - Class I
ING VP Real Estate Portfolio - Class S
ING VP SmallCap Opportunities Portfolio - Class I

ING VP Balanced Portfolio, Inc.:
ING VP Balanced Portfolio - Class I
ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I
M Fund, Inc.:
Brandes International Equity Fund
Business Opportunity Value Fund
Frontier Capital Appreciation Fund
Turner Core Growth Fund
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio® -
Class I
Van Eck Worldwide Insurance Trust:
Van Eck Worldwide Hard Assets Fund

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Divisions constituting Security Life of Denver Insurance Company Security Life Separate Account L1 at December 31, 2007, the results of their operations and changes in their net assets for the periods disclosed in the financial statements, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Atlanta, Georgia March 21, 2008

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

			American	American
		American	Funds	Funds
		Funds	Insurance	Insurance	Fidelity® VIP
	AIM V.I. Core	Insurance	Series®	Series®	Equity-Income
	Equity Fund -	Series® Growth	Growth-Income	International	Portfolio -
	Series I Shares	Fund - Class 2	Fund - Class 2	Fund - Class 2	Service Class

Assets
Investments in mutual funds
at fair value	$ 15,770	$ 61,155	$ 31,094	$ 61,314	$ 3,978
Total assets	15,770	61,155	31,094	61,314	3,978
Net assets	$ 15,770	$ 61,155	$ 31,094	$ 61,314	$ 3,978

Total number of mutual fund shares	541,735	916,598	735,787	2,480,344	166,988

Cost of mutual fund shares	$ 13,610	$ 54,434	$ 28,764	$ 50,002	$ 4,465

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

ING BlackRock
		Fidelity® VIP	ING	Large Cap	ING BlackRock
	Fidelity® VIP	Investment	AllianceBernstein	Growth	Large Cap
	Contrafund®	Grade Bond	Mid Cap Growth	Portfolio -	Value Portfolio
	Portfolio -	Portfolio -	Portfolio -	Institutional	- Institutional
	Service Class	Initial Class	Institutional Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 16,998	$ 439	$ 3,252	$ 2,045	$ 20,672
Total assets	16,998	439	3,252	2,045	20,672
Net assets	$ 16,998	$ 439	$ 3,252	$ 2,045	$ 20,672

Total number of mutual fund shares	611,423	34,377	184,476	165,151	1,468,213

Cost of mutual fund shares	$ 19,829	$ 423	$ 3,251	$ 2,059	$ 17,254

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

				ING FMRSM	ING FMRSM
	ING Evergreen	ING Evergreen	ING FMRSM	Large Cap	Mid Cap
	Health Sciences	Omega	Diversified Mid	Growth	Growth
	Portfolio -	Portfolio -	Cap Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 2,671	$ 32,429	$ 21,328	$ 78,250	$ 2,772
Total assets	2,671	32,429	21,328	78,250	2,772
Net assets	$ 2,671	$ 32,429	$ 21,328	$ 78,250	$ 2,772

Total number of mutual fund shares	209,505	2,517,792	1,391,239	6,937,058	215,708

Cost of mutual fund shares	$ 2,471	$ 28,323	$ 20,097	$ 74,166	$ 2,507

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

		ING JPMorgan		ING JPMorgan
	ING Global	Emerging	ING JPMorgan	Value	ING Julius Baer
	Resources	Markets Equity	Small Cap Core	Opportunities	Foreign
	Portfolio -	Portfolio -	Equity Portfolio	Portfolio -	Portfolio -
	Institutional	Institutional	- Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 17,858	$ 38,928	$ 29,389	$ 8,547	$ 21,963
Total assets	17,858	38,928	29,389	8,547	21,963
Net assets	$ 17,858	$ 38,928	$ 29,389	$ 8,547	$ 21,963

Total number of mutual fund shares	677,454	1,450,389	2,199,808	726,787	1,188,494

Cost of mutual fund shares	$ 15,717	$ 26,613	$ 29,387	$ 8,671	$ 20,664

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

		ING LifeStyle		ING LifeStyle
	ING Legg	Aggressive	ING LifeStyle	Moderate	ING LifeStyle
	Mason Value	Growth	Growth	Growth	Moderate
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 8,611	$ 8,505	$ 21,355	$ 10,404	$ 2,944
Total assets	8,611	8,505	21,355	10,404	2,944
Net assets	$ 8,611	$ 8,505	$ 21,355	$ 10,404	$ 2,944

Total number of mutual fund shares	816,959	607,085	1,573,656	801,525	233,660

Cost of mutual fund shares	$ 8,556	$ 8,905	$ 21,130	$ 10,327	$ 2,952

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

ING Lord
				Abbett	ING Marsico
	ING Limited	ING Liquid		Affiliated	Growth
	Maturity Bond	Assets Portfolio	ING Liquid	Portfolio -	Portfolio -
	Portfolio -	- Institutional	Assets Portfolio	Institutional	Institutional
	Service Class	Class	- Service Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 24,785	$ 77,520	$ 32,210	$ 302	$ 8,468
Total assets	24,785	77,520	32,210	302	8,468
Net assets	$ 24,785	$ 77,520	$ 32,210	$ 302	$ 8,468

Total number of mutual fund shares	2,228,855	77,519,704	32,210,452	23,820	442,401

Cost of mutual fund shares	$ 24,032	$ 77,520	$ 32,210	$ 301	$ 8,200

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

	ING Marsico			ING
	International	ING MFS Total		Oppenheimer
	Opportunities	Return	ING MFS	Main Street	ING Pioneer
	Portfolio -	Portfolio -	Utilities	Portfolio® -	Fund Portfolio -
	Institutional	Institutional	Portfolio -	Institutional	Institutional
	Class	Class	Service Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 22,067	$ 6,735	$ 20,837	$ 934	$ 1,580
Total assets	22,067	6,735	20,837	934	1,580
Net assets	$ 22,067	$ 6,735	$ 20,837	$ 934	$ 1,580

Total number of mutual fund shares	1,289,737	368,856	1,168,011	45,606	120,039

Cost of mutual fund shares	$ 19,726	$ 6,776	$ 18,034	$ 924	$ 1,536

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

			ING T. Rowe	ING T. Rowe
	ING Pioneer		Price Capital	Price Equity
	Mid Cap Value	ING Stock	Appreciation	Income	ING UBS U.S.
	Portfolio -	Index Portfolio	Portfolio -	Portfolio -	Allocation
	Institutional	- Institutional	Institutional	Institutional	Portfolio -
	Class	Class	Class	Class	Service Class

Assets
Investments in mutual funds
at fair value	$ 12,284	$ 202,331	$ 50,881	$ 20,795	$ 115
Total assets	12,284	202,331	50,881	20,795	115
Net assets	$ 12,284	$ 202,331	$ 50,881	$ 20,795	$ 115

Total number of mutual fund shares	993,048	15,636,071	2,056,622	1,362,694	11,376

Cost of mutual fund shares	$ 12,012	$ 167,587	$ 49,255	$ 19,603	$ 120

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

	ING Van	ING Van
	Kampen	Kampen	ING VP Index	ING Wells	ING American
	Capital Growth	Growth and	Plus	Fargo Small	Century Large
	Portfolio -	Income	International	Cap Disciplined	Company Value
	Institutional	Portfolio -	Equity Portfolio	Portfolio -	Portfolio -
	Class	Service Class	- Service Class	Service Class	Initial Class

Assets
Investments in mutual funds
at fair value	$ 4,189	$ 5,311	$ 44,640	$ 16,153	$ 38
Total assets	4,189	5,311	44,640	16,153	38
Net assets	$ 4,189	$ 5,311	$ 44,640	$ 16,153	$ 38

Total number of mutual fund shares	298,594	197,862	3,161,493	1,472,500	2,599

Cost of mutual fund shares	$ 3,074	$ 5,390	$ 39,189	$ 16,284	$ 38

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

ING Legg
	ING American	ING Baron	ING Columbia		Mason Partners
	Century Small-	Small Cap	Small Cap	ING JPMorgan	Aggressive
	Mid Cap Value	Growth	Value II	Mid Cap Value	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

Assets
Investments in mutual funds
at fair value	$ 509	$ 11,303	$ 7,200	$ 16,098	$ 190
Total assets	509	11,303	7,200	16,098	190
Net assets	$ 509	$ 11,303	$ 7,200	$ 16,098	$ 190

Total number of mutual fund shares	44,383	572,903	687,003	1,020,820	3,927

Cost of mutual fund shares	$ 560	$ 10,682	$ 7,007	$ 16,102	$ 178

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

	ING Lord				ING
	Abbett U.S.	ING Neuberger	ING Neuberger		Oppenheimer
	Government	Berman	Berman	ING	Strategic
	Securities	Partners	Regency	Oppenheimer	Income
	Portfolio -	Portfolio -	Portfolio -	Global Portfolio	Portfolio -
	Initial Class	Initial Class	Initial Class	- Initial Class	Service Class

Assets
Investments in mutual funds
at fair value	$ 20,103	$ 1,029	$ 498	$ 6,493	$ 9,232
Total assets	20,103	1,029	498	6,493	9,232
Net assets	$ 20,103	$ 1,029	$ 498	$ 6,493	$ 9,232

Total number of mutual fund shares	1,984,527	91,046	46,071	384,904	823,594

Cost of mutual fund shares	$ 19,758	$ 1,075	$ 507	$ 5,809	$ 8,675

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

		ING T. Rowe Price		ING Van	ING Van
	ING PIMCO	Diversified Mid	ING UBS U.S.	Kampen	Kampen Equity
	Total Return	Cap Growth	Large Cap	Comstock	and Income
	Portfolio -	Portfolio -	Equity Portfolio	Portfolio -	Portfolio -
	Initial Class	Initial Class	- Initial Class	Initial Class	Initial Class

Assets
Investments in mutual funds
at fair value	$ 22,375	$ 44,992	$ 2,237	$ 10,999	$ 3,112
Total assets	22,375	44,992	2,237	10,999	3,112
Net assets	$ 22,375	$ 44,992	$ 2,237	$ 10,999	$ 3,112

Total number of mutual fund shares	1,897,815	4,726,024	210,877	876,417	82,413

Cost of mutual fund shares	$ 20,949	$ 39,327	$ 2,199	$ 11,061	$ 3,061

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING VP	ING VP	ING VP
	Strategic	Strategic	Strategic	ING VP
	Allocation	Allocation	Allocation	Growth and	ING VP Index
	Conservative	Growth	Moderate	Income	Plus LargeCap
	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class
	I	I	I	I	I

Assets
Investments in mutual funds
at fair value	$ 125	$ 1,938	$ 2,064	$ 16	$ 14,041
Total assets	125	1,938	2,064	16	14,041
Net assets	$ 125	$ 1,938	$ 2,064	$ 16	$ 14,041

Total number of mutual fund shares	9,221	116,955	136,116	655	774,464

Cost of mutual fund shares	$ 123	$ 1,855	$ 1,972	$ 16	$ 12,408

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

ING VP
	ING VP Index	ING VP Index	ING VP Value	ING VP High	MidCap
	Plus MidCap	Plus SmallCap	Opportunity	Yield Bond	Opportunities
	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class
	I	I	I	I	I

Assets
Investments in mutual funds
at fair value	$ 15,574	$ 13,004	$ 1,748	$ 27,174	$ 2,115
Total assets	15,574	13,004	1,748	27,174	2,115
Net assets	$ 15,574	$ 13,004	$ 1,748	$ 27,174	$ 2,115

Total number of mutual fund shares	849,639	856,103	108,897	9,279,813	206,141

Cost of mutual fund shares	$ 15,661	$ 14,560	$ 1,521	$ 27,511	$ 1,393

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

		ING VP SmallCap	ING VP	ING VP
	ING VP Real	Opportunities	Balanced	Intermediate	Brandes
	Estate Portfolio	Portfolio - Class	Portfolio - Class	Bond Portfolio -	International
	- Class S	I	I	Class I	Equity Fund

Assets
Investments in mutual funds
at fair value	$ 16,146	$ 4,826	$ 16,904	$ 22,504	$ 21,250
Total assets	16,146	4,826	16,904	22,504	21,250
Net assets	$ 16,146	$ 4,826	$ 16,904	$ 22,504	$ 21,250

Total number of mutual fund shares	1,057,383	219,555	1,169,832	1,700,991	1,151,738

Cost of mutual fund shares	$ 18,392	$ 3,923	$ 16,243	$ 22,523	$ 20,301

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

Neuberger
Berman AMT
				Socially	Van Eck
	Business	Frontier Capital		Responsive	Worldwide
	Opportunity	Appreciation	Turner Core	Portfolio® -	Hard Assets
	Value Fund	Fund	Growth Fund	Class I	Fund

Assets
Investments in mutual funds
at fair value	$ 3,134	$ 10,708	$ 3,715	$ 268	$ 12,940
Total assets	3,134	10,708	3,715	268	12,940
Net assets	$ 3,134	$ 10,708	$ 3,715	$ 268	$ 12,940

Total number of mutual fund shares	258,777	432,805	190,337	14,940	314,152

Cost of mutual fund shares	$ 3,175	$ 9,841	$ 3,292	$ 250	$ 8,749

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

			American	American
		American	Funds	Funds
		Funds	Insurance	Insurance	Fidelity® VIP
	AIM V.I. Core	Insurance	Series®	Series®	Equity-Income
	Equity Fund -	Series® Growth	Growth-Income	International	Portfolio -
	Series I Shares	Fund - Class 2	Fund - Class 2	Fund - Class 2	Service Class

Net investment income (loss)
Income:
Dividends	$ 178	$ 461	$ 469	$ 858	$ 69
Total investment income	178	461	469	858	69
Expenses:
Mortality, expense risk
and other charges	117	216	115	181	13
Total expenses	117	216	115	181	13
Net investment income (loss)	61	245	354	677	56

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	641	2,428	616	4,240	44
Capital gains distributions	-	3,809	950	2,542	324
Total realized gain (loss) on investments
and capital gains distributions	641	6,237	1,566	6,782	368
Net unrealized appreciation
(depreciation) of investments	668	(429)	(809)	1,907	(500)
Net realized and unrealized gain (loss)
on investments	1,309	5,808	757	8,689	(132)
Net increase (decrease) in net assets
resulting from operations	$ 1,370	$ 6,053	$ 1,111	$ 9,366	$ (76)

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

				ING BlackRock
		Fidelity® VIP	ING	Large Cap	ING BlackRock
	Fidelity® VIP	Investment	AllianceBernstein	Growth	Large Cap
	Contrafund®	Grade Bond	Mid Cap Growth	Portfolio -	Value Portfolio
	Portfolio -	Portfolio -	Portfolio -	Institutional	- Institutional
	Service Class	Initial Class	Institutional Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ 131	$ 21	$ 3	$ -	$ 124
Total investment income	131	21	3	-	124
Expenses:
Mortality, expense risk
and other charges	52	2	7	11	160
Total expenses	52	2	7	11	160
Net investment income (loss)	79	19	(4)	(11)	(36)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	727	(2)	(149)	61	748
Capital gains distributions	3,888	-	91	-	679
Total realized gain (loss) on investments
and capital gains distributions	4,615	(2)	(58)	61	1,427
Net unrealized appreciation
(depreciation) of investments	(2,827)	1	127	(25)	(464)
Net realized and unrealized gain (loss)
on investments	1,788	(1)	69	36	963
Net increase (decrease) in net assets
resulting from operations	$ 1,867	$ 18	$ 65	$ 25	$ 927

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

				ING FMRSM	ING FMRSM
	ING Evergreen	ING Evergreen	ING FMRSM	Large Cap	Mid Cap
	Health Sciences	Omega	Diversified Mid	Growth	Growth
	Portfolio -	Portfolio -	Cap Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ 9	$ 105	$ 55	$ 183	$ -
Total investment income	9	105	55	183	-
Expenses:
Mortality, expense risk
and other charges	12	208	135	563	12
Total expenses	12	208	135	563	12
Net investment income (loss)	(3)	(103)	(80)	(380)	(12)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	82	1,879	(66)	955	132
Capital gains distributions	94	273	85	-	-
Total realized gain (loss) on investments
and capital gains distributions	176	2,152	19	955	132
Net unrealized appreciation
(depreciation) of investments	18	1,557	2,676	1,939	(70)
Net realized and unrealized gain (loss)
on investments	194	3,709	2,695	2,894	62
Net increase (decrease) in net assets
resulting from operations	$ 191	$ 3,606	$ 2,615	$ 2,514	$ 50

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

		ING JPMorgan		ING JPMorgan
	ING Global	Emerging	ING JPMorgan	Value	ING Julius Baer
	Resources	Markets Equity	Small Cap Core	Opportunities	Foreign
	Portfolio -	Portfolio -	Equity Portfolio	Portfolio -	Portfolio -
	Institutional	Institutional	- Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ 17	$ 402	$ 107	$ 132	$ 56
Total investment income	17	402	107	132	56
Expenses:
Mortality, expense risk
and other charges	58	176	209	42	81
Total expenses	58	176	209	42	81
Net investment income (loss)	(41)	226	(102)	90	(25)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(111)	2,128	1,812	481	1,113
Capital gains distributions	1,314	79	1,734	484	1,356
Total realized gain (loss) on investments
and capital gains distributions	1,203	2,207	3,546	965	2,469
Net unrealized appreciation
(depreciation) of investments	2,479	8,678	(4,091)	(1,237)	(9)
Net realized and unrealized gain (loss)
on investments	3,682	10,885	(545)	(272)	2,460
Net increase (decrease) in net assets
resulting from operations	$ 3,641	$ 11,111	$ (647)	$ (182)	$ 2,435

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

		ING LifeStyle		ING LifeStyle
	ING Legg	Aggressive	ING LifeStyle	Moderate	ING LifeStyle
	Mason Value	Growth	Growth	Growth	Moderate
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ -	$ 47	$ 154	$ 92	$ 21
Total investment income	-	47	154	92	21
Expenses:
Mortality, expense risk
and other charges	30	18	60	33	1
Total expenses	30	18	60	33	1
Net investment income (loss)	(30)	29	94	59	20

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	128	392	213	26	15
Capital gains distributions	113	236	359	154	23
Total realized gain (loss) on investments
and capital gains distributions	241	628	572	180	38
Net unrealized appreciation
(depreciation) of investments	(758)	(740)	(411)	(9)	(19)
Net realized and unrealized gain (loss)
on investments	(517)	(112)	161	171	19
Net increase (decrease) in net assets
resulting from operations	$ (547)	$ (83)	$ 255	$ 230	$ 39

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

				ING Lord
				Abbett
	ING Limited	ING Liquid		Affiliated	ING MarketPro
	Maturity Bond	Assets Portfolio	ING Liquid	Portfolio -	Portfolio -
	Portfolio -	- Institutional	Assets Portfolio	Institutional	Institutional
	Service Class	Class	- Service Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ 506	$ 3,832	$ 1,322	$ 6	$ 2
Total investment income	506	3,832	1,322	6	2
Expenses:
Mortality, expense risk
and other charges	123	564	-	1	-
Total expenses	123	564	-	1	-
Net investment income (loss)	383	3,268	1,322	5	2

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	44	-	-	1	(6)
Capital gains distributions	-	-	-	7	13
Total realized gain (loss) on investments
and capital gains distributions	44	-	-	8	7
Net unrealized appreciation
(depreciation) of investments	853	-	-	-	(3)
Net realized and unrealized gain (loss)
on investments	897	-	-	8	4
Net increase (decrease) in net assets
resulting from operations	$ 1,280	$ 3,268	$ 1,322	$ 13	$ 6

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

		ING
	ING	MarketStyle	ING		ING Marsico
	MarketStyle	Moderate	MarketStyle	ING Marsico	International
	Growth	Growth	Moderate	Growth	Opportunities
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ 53	$ 32	$ 23	$ 1	$ 212
Total investment income	53	32	23	1	212
Expenses:
Mortality, expense risk
and other charges	2	3	-	28	62
Total expenses	2	3	-	28	62
Net investment income (loss)	51	29	23	(27)	150

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(122)	(107)	(49)	1,260	687
Capital gains distributions	278	144	64	-	1,091
Total realized gain (loss) on investments
and capital gains distributions	156	37	15	1,260	1,778
Net unrealized appreciation
(depreciation) of investments	(118)	(35)	(3)	(282)	1,008
Net realized and unrealized gain (loss)
on investments	38	2	12	978	2,786
Net increase (decrease) in net assets
resulting from operations	$ 89	$ 31	$ 35	$ 951	$ 2,936

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

			ING
	ING MFS Total		Oppenheimer		ING Pioneer
	Return	ING MFS	Main Street	ING Pioneer	Mid Cap Value
	Portfolio -	Utilities	Portfolio® -	Fund Portfolio -	Portfolio -
	Institutional	Portfolio -	Institutional	Institutional	Institutional
	Class	Service Class	Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ 200	$ 132	$ 6	$ 17	$ 147
Total investment income	200	132	6	17	147
Expenses:
Mortality, expense risk
and other charges	27	86	2	9	96
Total expenses	27	86	2	9	96
Net investment income (loss)	173	46	4	8	51

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	28	2,967	57	19	1,659
Capital gains distributions	343	587	-	32	1,003

Total realized gain (loss) on investments
and capital gains distributions	371	3,554	57	51	2,662
Net unrealized appreciation
(depreciation) of investments	(304)	15	(45)	(4)	(1,656)
Net realized and unrealized gain (loss)
on investments	67	3,569	12	47	1,006
Net increase (decrease) in net assets
resulting from operations	$ 240	$ 3,615	$ 16	$ 55	$ 1,057

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

		ING T. Rowe	ING T. Rowe		ING Van
		Price Capital	Price Equity		Kampen
	ING Stock	Appreciation	Income	ING UBS U.S.	Capital Growth
	Index Portfolio	Portfolio -	Portfolio -	Allocation	Portfolio -
	- Institutional	Institutional	Institutional	Portfolio -	Institutional
	Class	Class	Class	Service Class	Class

Net investment income (loss)
Income:
Dividends	$ 3,633	$ 990	$ 325	$ 1	$ -

Total investment income	3,633	990	325	1	-
Expenses:
Mortality, expense risk
and other charges	1,388	211	93	-	23
Total expenses	1,388	211	93	-	23
Net investment income (loss)	2,245	779	232	1	(23)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	8,761	2,183	586	23	263
Capital gains distributions	6,370	4,816	739	5	141
Total realized gain (loss) on investments
and capital gains distributions	15,131	6,999	1,325	28	404
Net unrealized appreciation
(depreciation) of investments	(6,889)	(5,724)	(1,031)	(26)	440
Net realized and unrealized gain (loss)
on investments	8,242	1,275	294	2	844
Net increase (decrease) in net assets
resulting from operations	$ 10,487	$ 2,054	$ 526	$ 3	$ 821

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

	ING Van
	Kampen	ING VP Index	ING Wells	ING American	ING American
	Growth and	Plus	Fargo Small	Century Large	Century Small-
	Income	International	Cap Disciplined	Company Value	Mid Cap Value
	Portfolio -	Equity Portfolio	Portfolio -	Portfolio -	Portfolio -
	Service Class	- Service Class	Service Class	Initial Class	Initial Class

Net investment income (loss)
Income:
Dividends	$ 68	$ -	$ -	$ 1	$ 4
Total investment income	68	-	-	1	4
Expenses:
Mortality, expense risk
and other charges	17	307	90	-	3
Total expenses	17	307	90	-	3
Net investment income (loss)	51	(307)	(90)	1	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	15	725	178	7	15
Capital gains distributions	295	133	-	3	76
Total realized gain (loss) on investments
and capital gains distributions	310	858	178	10	91
Net unrealized appreciation
(depreciation) of investments	(310)	2,776	(745)	(9)	(102)
Net realized and unrealized gain (loss)
on investments	-	3,634	(567)	1	(11)
Net increase (decrease) in net assets
resulting from operations	$ 51	$ 3,327	$ (657)	$ 2	$ (10)

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

					ING Legg
	ING Baron	ING Columbia	ING		Mason Partners
	Small Cap	Small Cap	Fundamental	ING JPMorgan	Aggressive
	Growth	Value II	Research	Mid Cap Value	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

Net investment income (loss)
Income:
Dividends	$ -	$ 11	$ -	$ 117	$ -
Total investment income	-	11	-	117	-
Expenses:
Mortality, expense risk
and other charges	37	32	-	60	1
Total expenses	37	32	-	60	1
Net investment income (loss)	(37)	(21)	-	57	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	82	138	-	821	7
Capital gains distributions	-	-	2	755	-
Total realized gain (loss) on investments
and capital gains distributions	82	138	2	1,576	7
Net unrealized appreciation
(depreciation) of investments	331	62	(1)	(1,344)	(10)
Net realized and unrealized gain (loss)
on investments	413	200	1	232	(3)
Net increase (decrease) in net assets
resulting from operations	$ 376	$ 179	$ 1	$ 289	$ (4)

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

	ING Lord				ING
	Abbett U.S.	ING Neuberger	ING Neuberger		Oppenheimer
	Government	Berman	Berman	ING	Strategic
	Securities	Partners	Regency	Oppenheimer	Income
	Portfolio -	Portfolio -	Portfolio -	Global Portfolio	Portfolio -
	Initial Class	Initial Class	Initial Class	- Initial Class	Service Class

Net investment income (loss)
Income:
Dividends	$ 1,001	$ 5	$ 5	$ 67	$ 347
Total investment income	1,001	5	5	67	347
Expenses:
Mortality, expense risk
and other charges	112	4	1	26	43
Total expenses	112	4	1	26	43
Net investment income (loss)	889	1	4	41	304

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	69	19	19	397	85
Capital gains distributions	-	74	1	251	-
Total realized gain (loss) on investments
and capital gains distributions	69	93	20	648	85
Net unrealized appreciation
(depreciation) of investments	308	(98)	(28)	(375)	207
Net realized and unrealized gain (loss)
on investments	377	(5)	(8)	273	292
Net increase (decrease) in net assets
resulting from operations	$ 1,266	$ (4)	$ (4)	$ 314	$ 596

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

		ING T. Rowe
		Price		ING Van	ING Van
	ING PIMCO	Diversified Mid	ING UBS U.S.	Kampen	Kampen Equity
	Total Return	Cap Growth	Large Cap	Comstock	and Income
	Portfolio -	Portfolio -	Equity Portfolio	Portfolio -	Portfolio -
	Initial Class	Initial Class	- Initial Class	Initial Class	Initial Class

Net investment income (loss)
Income:
Dividends	$ 712	$ 85	$ 18	$ 178	$ 75
Total investment income	712	85	18	178	75
Expenses:
Mortality, expense risk
and other charges	92	266	11	46	7
Total expenses	92	266	11	46	7
Net investment income (loss)	620	(181)	7	132	68

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	92	987	466	309	46
Capital gains distributions	-	3,935	-	315	85
Total realized gain (loss) on investments
and capital gains distributions	92	4,922	466	624	131
Net unrealized appreciation
(depreciation) of investments	1,086	645	(341)	(968)	(107)
Net realized and unrealized gain (loss)
on investments	1,178	5,567	125	(344)	24
Net increase (decrease) in net assets
resulting from operations	$ 1,798	$ 5,386	$ 132	$ (212)	$ 92

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

	ING VP	ING VP	ING VP
	Strategic	Strategic	Strategic	ING VP
	Allocation	Allocation	Allocation	Growth and	ING VP Index
	Conservative	Growth	Moderate	Income	Plus LargeCap
	Portfolio -	Portfolio -	Portfolio -	Portfolio - Class	Portfolio - Class
	Class I	Class I	Class I	I	I

Net investment income (loss)
Income:
Dividends	$ 4	$ 34	$ 72	$ -	$ 168
Total investment income	4	34	72	-	168
Expenses:
Mortality, expense risk
and other charges	1	5	4	-	68
Total expenses	1	5	4	-	68
Net investment income (loss)	3	29	68	-	100

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	3	12	129	-	390
Capital gains distributions	3	115	121	-	-
Total realized gain (loss) on investments
and capital gains distributions	6	127	250	-	390
Net unrealized appreciation
(depreciation) of investments	(3)	(62)	(133)	-	122
Net realized and unrealized gain (loss)
on investments	3	65	117	-	512
Net increase (decrease) in net assets
resulting from operations	$ 6	$ 94	$ 185	$ -	$ 612

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

					ING VP
	ING VP Index	ING VP Index	ING VP Value	ING VP High	MidCap
	Plus MidCap	Plus SmallCap	Opportunity	Yield Bond	Opportunities
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Class I	Class I	Class I	Class I	Class I

Net investment income (loss)
Income:
Dividends	$ 115	$ 59	$ 32	$ 1,952	$ -
Total investment income	115	59	32	1,952	-
Expenses:
Mortality, expense risk
and other charges	70	54	10	151	8
Total expenses	70	54	10	151	8
Net investment income (loss)	45	5	22	1,801	(8)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	123	171	45	399	321
Capital gains distributions	1,110	1,299	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	1,233	1,470	45	399	321
Net unrealized appreciation
(depreciation) of investments	(587)	(2,395)	(14)	(1,599)	262
Net realized and unrealized gain (loss)
on investments	646	(925)	31	(1,200)	583
Net increase (decrease) in net assets
resulting from operations	$ 691	$ (920)	$ 53	$ 601	$ 575

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

		ING VP
		SmallCap	ING VP	ING VP
	ING VP Real	Opportunities	Balanced	Intermediate	Brandes
	Estate Portfolio	Portfolio -	Portfolio -	Bond Portfolio -	International
	- Class S	Class I	Class I	Class I	Equity Fund

Net investment income (loss)
Income:
Dividends	$ 472	$ -	$ 512	$ 837	$ 432
Total investment income	472	-	512	837	432
Expenses:
Mortality, expense risk
and other charges	86	19	121	68	153
Total expenses	86	19	121	68	153
Net investment income (loss)	386	(19)	391	769	279

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1,736	213	190	(43)	1,534
Capital gains distributions	680	-	757	-	2,890
Total realized gain (loss) on investments
and capital gains distributions	2,416	213	947	(43)	4,424
Net unrealized appreciation
(depreciation) of investments	(5,857)	178	(419)	467	(3,240)
Net realized and unrealized gain (loss)
on investments	(3,441)	391	528	424	1,184
Net increase (decrease) in net assets
resulting from operations	$ (3,055)	$ 372	$ 919	$ 1,193	$ 1,463

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

				Neuberger
				Berman AMT
				Socially	Van Eck
	Business	Frontier Capital		Responsive	Worldwide
	Opportunity	Appreciation	Turner Core	Portfolio® -	Hard Assets
	Value Fund	Fund	Growth Fund	Class I	Fund

Net investment income (loss)
Income:
Dividends	$ 20	$ -	$ 13	$ -	$ 15
Total investment income	20	-	13	-	15
Expenses:
Mortality, expense risk
and other charges	20	75	23	1	73
Total expenses	20	75	23	1	73
Net investment income (loss)	-	(75)	(10)	(1)	(58)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	102	270	212	3	1,442
Capital gains distributions	254	966	270	1	1,506
Total realized gain (loss) on investments
and capital gains distributions	356	1,236	482	4	2,948
Net unrealized appreciation
(depreciation) of investments	(210)	(70)	264	7	1,472
Net realized and unrealized gain (loss)
on investments	146	1,166	746	11	4,420
Net increase (decrease) in net assets
resulting from operations	$ 146	$ 1,091	$ 736	$ 10	$ 4,362

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

			American	American
		American	Funds	Funds
		Funds	Insurance	Insurance
	AIM V.I. Core	Insurance	Series®	Series®
	Equity Fund -	Series® Growth	Growth-Income	International
	Series I Shares	Fund - Class 2	Fund - Class 2	Fund - Class 2

Net Assets at January 1, 2006	$ -	$ 33,471	$ 18,342	$ 25,807

Increase (decrease) in net assets
Operations:
Net investment income (loss)	15	193	274	539
Total realized gain (loss) on investments
and capital gains distributions	50	1,715	818	1,285
Net unrealized appreciation (depreciation)
of investments	1,492	1,851	1,863	4,321
Net increase (decrease) in net assets from operations	1,557	3,759	2,955	6,145
Changes from principal transactions:
Premiums	-	6,935	3,537	5,416
Surrenders and withdrawals	(908)	(1,672)	(841)	(1,331)
Cost of insurance and administrative charges	(731)	(1,750)	(977)	(1,343)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	18,961	7,006	2,060	10,033
Increase (decrease) in net assets derived from
principal transactions	17,322	10,519	3,779	12,775
Total increase (decrease) in net assets	18,879	14,278	6,734	18,920
Net assets at December 31, 2006	18,879	47,749	25,076	44,727

Increase (decrease) in net assets
Operations:
Net investment income (loss)	61	245	354	677
Total realized gain (loss) on investments
and capital gains distributions	641	6,237	1,566	6,782
Net unrealized appreciation (depreciation)
of investments	668	(429)	(809)	1,907
Net increase (decrease) in net assets from operations	1,370	6,053	1,111	9,366
Changes from principal transactions:
Premiums	-	8,441	4,816	6,375
Surrenders and withdrawals	(809)	(1,745)	(1,113)	(1,297)
Cost of insurance and administrative charges	(929)	(2,222)	(1,294)	(1,909)
Benefit payments	-	(26)	-	-
Transfers between Divisions
(including fixed account), net	(2,741)	2,905	2,498	4,052
Increase (decrease) in net assets derived from
principal transactions	(4,479)	7,353	4,907	7,221
Total increase (decrease) in net assets	(3,109)	13,406	6,018	16,587
Net assets at December 31, 2007	$ 15,770	$ 61,155	$ 31,094	$ 61,314

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

			Fidelity® VIP	ING
	Fidelity® VIP	Fidelity® VIP	Investment	AllianceBernstein
	Equity-Income	Contrafund®	Grade Bond	Mid Cap Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class	Service Class	Initial Class	Institutional Class

Net Assets at January 1, 2006	$ 108	$ 2,048	$ 448	$ 4,083

Increase (decrease) in net assets
Operations:
Net investment income (loss)	23	42	17	(17)
Total realized gain (loss) on investments
and capital gains distributions	119	735	(9)	329
Net unrealized appreciation (depreciation)
of investments	10	(123)	13	(241)
Net increase (decrease) in net assets from operations	152	654	21	71
Changes from principal transactions:
Premiums	137	1,337	48	323
Surrenders and withdrawals	-	(171)	(5)	(123)
Cost of insurance and administrative charges	(24)	(239)	(25)	(104)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	1,267	4,779	31	(1,798)
Increase (decrease) in net assets derived from
principal transactions	1,380	5,706	49	(1,702)
Total increase (decrease) in net assets	1,532	6,360	70	(1,631)
Net assets at December 31, 2006	1,640	8,408	518	2,452

Increase (decrease) in net assets
Operations:
Net investment income (loss)	56	79	19	(4)
Total realized gain (loss) on investments
and capital gains distributions	368	4,615	(2)	(58)
Net unrealized appreciation (depreciation)
of investments	(500)	(2,827)	1	127
Net increase (decrease) in net assets from operations	(76)	1,867	18	65
Changes from principal transactions:
Premiums	702	2,747	-	403
Surrenders and withdrawals	-	(264)	(5)	(17)
Cost of insurance and administrative charges	(91)	(521)	(16)	(116)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	1,803	4,761	(76)	465
Increase (decrease) in net assets derived from
principal transactions	2,414	6,723	(97)	735
Total increase (decrease) in net assets	2,338	8,590	(79)	800
Net assets at December 31, 2007	$ 3,978	$ 16,998	$ 439	$ 3,252

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING BlackRock
	Large Cap	ING BlackRock	ING Evergreen
	Growth	Large Cap	Health Sciences	ING Evergreen
	Portfolio -	Value Portfolio	Portfolio -	Omega Portfolio
	Institutional	- Institutional	Institutional	- Institutional
	Class	Class	Class	Class

Net Assets at January 1, 2006	$ -	$ 25,828	$ -	$ 33,687

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4)	15	(324)	(201)
Total realized gain (loss) on investments
and capital gains distributions	90	1,381	9	217
Net unrealized appreciation (depreciation)
of investments	11	2,168	182	1,615
Net increase (decrease) in net assets from operations	97	3,564	(133)	1,631
Changes from principal transactions:
Premiums	-	572	-	2,943
Surrenders and withdrawals	-	(1,979)	-	(2,287)
Cost of insurance and administrative charges	-	(1,084)	-	(1,559)
Benefit payments	-	(49)	-	(2)
Transfers between Divisions
(including fixed account), net	811	(3,617)	2,583	(2,744)
Increase (decrease) in net assets derived from
principal transactions	811	(6,157)	2,583	(3,649)
Total increase (decrease) in net assets	908	(2,593)	2,450	(2,018)
Net assets at December 31, 2006	908	23,235	2,450	31,669

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(11)	(36)	(3)	(103)
Total realized gain (loss) on investments
and capital gains distributions	61	1,427	176	2,152
Net unrealized appreciation (depreciation)
of investments	(25)	(464)	18	1,557
Net increase (decrease) in net assets from operations	25	927	191	3,606
Changes from principal transactions:
Premiums	-	-	-	2,647
Surrenders and withdrawals	-	(1,036)	-	(1,631)
Cost of insurance and administrative charges	-	(855)	-	(1,555)
Benefit payments	-	(17)	-	(21)
Transfers between Divisions
(including fixed account), net	1,112	(1,582)	30	(2,286)
Increase (decrease) in net assets derived from
principal transactions	1,112	(3,490)	30	(2,846)
Total increase (decrease) in net assets	1,137	(2,563)	221	760
Net assets at December 31, 2007	$ 2,045	$ 20,672	$ 2,671	$ 32,429

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING FMRSM	ING FMRSM
	ING FMRSM	Large Cap	Mid Cap	ING Global
	Diversified Mid	Growth	Growth	Resources
	Cap Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class

Net Assets at January 1, 2006	$ -	$ 42,816	$ 5,377	$ 3,423

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(81)	(471)	(15)	(7)
Total realized gain (loss) on investments
and capital gains distributions	1,450	70	388	1,316
Net unrealized appreciation (depreciation)
of investments	(1,445)	1,122	(172)	(798)
Net increase (decrease) in net assets from operations	(76)	721	201	511
Changes from principal transactions:
Premiums	1,410	6,346	130	1,454
Surrenders and withdrawals	(622)	(3,209)	(323)	(191)
Cost of insurance and administrative charges	(459)	(3,198)	(168)	(350)
Benefit payments	-	(11)	-	-
Transfers between Divisions
(including fixed account), net	18,750	39,999	(1,787)	2,801
Increase (decrease) in net assets derived from
principal transactions	19,079	39,927	(2,148)	3,714
Total increase (decrease) in net assets	19,003	40,648	(1,947)	4,225
Net assets at December 31, 2006	19,003	83,464	3,430	7,648

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(80)	(380)	(12)	(41)
Total realized gain (loss) on investments
and capital gains distributions	19	955	132	1,203
Net unrealized appreciation (depreciation)
of investments	2,676	1,939	(70)	2,479
Net increase (decrease) in net assets from operations	2,615	2,514	50	3,641
Changes from principal transactions:
Premiums	2,315	6,685	-	1,598
Surrenders and withdrawals	(1,536)	(3,491)	(159)	(446)
Cost of insurance and administrative charges	(674)	(3,534)	(129)	(583)
Benefit payments	-	(24)	(5)	-
Transfers between Divisions
(including fixed account), net	(395)	(7,364)	(415)	6,000
Increase (decrease) in net assets derived from
principal transactions	(290)	(7,728)	(708)	6,569
Total increase (decrease) in net assets	2,325	(5,214)	(658)	10,210
Net assets at December 31, 2007	$ 21,328	$ 78,250	$ 2,772	$ 17,858

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING JPMorgan		ING JPMorgan
	Emerging	ING JPMorgan	Value	ING Julius Baer
	Markets Equity	Small Cap Core	Opportunities	Foreign
	Portfolio -	Equity Portfolio	Portfolio -	Portfolio -
	Institutional	- Institutional	Institutional	Institutional
	Class	Class	Class	Class

Net Assets at January 1, 2006	$ -	$ 33,048	$ -	$ 2,341

Increase (decrease) in net assets
Operations:
Net investment income (loss)	62	(191)	25	(30)
Total realized gain (loss) on investments
and capital gains distributions	(36)	1,949	89	455
Net unrealized appreciation (depreciation)
of investments	3,637	3,251	1,113	1,284
Net increase (decrease) in net assets from operations	3,663	5,009	1,227	1,709
Changes from principal transactions:
Premiums	1,573	3,424	-	1,855
Surrenders and withdrawals	(423)	(2,335)	-	(39)
Cost of insurance and administrative charges	(564)	(1,750)	-	(285)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	26,437	(3,247)	11,024	8,224
Increase (decrease) in net assets derived from
principal transactions	27,023	(3,908)	11,024	9,755
Total increase (decrease) in net assets	30,686	1,101	12,251	11,464
Net assets at December 31, 2006	30,686	34,149	12,251	13,805

Increase (decrease) in net assets
Operations:
Net investment income (loss)	226	(102)	90	(25)
Total realized gain (loss) on investments
and capital gains distributions	2,207	3,546	965	2,469
Net unrealized appreciation (depreciation)
of investments	8,678	(4,091)	(1,237)	(9)
Net increase (decrease) in net assets from operations	11,111	(647)	(182)	2,435
Changes from principal transactions:
Premiums	2,606	3,297	-	3,845
Surrenders and withdrawals	(1,430)	(1,748)	-	(548)
Cost of insurance and administrative charges	(1,048)	(1,661)	-	(782)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(2,997)	(4,001)	(3,522)	3,208
Increase (decrease) in net assets derived from
principal transactions	(2,869)	(4,113)	(3,522)	5,723
Total increase (decrease) in net assets	8,242	(4,760)	(3,704)	8,158
Net assets at December 31, 2007	$ 38,928	$ 29,389	$ 8,547	$ 21,963

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING LifeStyle		ING LifeStyle
	ING Legg	Aggressive	ING LifeStyle	Moderate
	Mason Value	Growth	Growth	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class

Net Assets at January 1, 2006	$ 2,157	$ -	$ -	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(19)	(1)	-	1
Total realized gain (loss) on investments
and capital gains distributions	158	8	32	10
Net unrealized appreciation (depreciation)
of investments	599	340	636	86
Net increase (decrease) in net assets from operations	738	347	668	97
Changes from principal transactions:
Premiums	888	611	682	311
Surrenders and withdrawals	(349)	(36)	(29)	(33)
Cost of insurance and administrative charges	(208)	(78)	(137)	(29)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	5,456	3,048	7,328	2,617
Increase (decrease) in net assets derived from
principal transactions	5,787	3,545	7,844	2,866
Total increase (decrease) in net assets	6,525	3,892	8,512	2,963
Net assets at December 31, 2006	8,682	3,892	8,512	2,963

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(30)	29	94	59
Total realized gain (loss) on investments
and capital gains distributions	241	628	572	180
Net unrealized appreciation (depreciation)
of investments	(758)	(740)	(411)	(9)
Net increase (decrease) in net assets from operations	(547)	(83)	255	230
Changes from principal transactions:
Premiums	649	2,650	4,137	2,428
Surrenders and withdrawals	(222)	(1,215)	(1,144)	(168)
Cost of insurance and administrative charges	(310)	(365)	(637)	(404)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	359	3,626	10,232	5,355
Increase (decrease) in net assets derived from
principal transactions	476	4,696	12,588	7,211
Total increase (decrease) in net assets	(71)	4,613	12,843	7,441
Net assets at December 31, 2007	$ 8,611	$ 8,505	$ 21,355	$ 10,404

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING LifeStyle
	Moderate	ING Limited	ING Liquid
	Portfolio -	Maturity Bond	Assets Portfolio	ING Liquid
	Institutional	Portfolio -	- Institutional	Assets Portfolio
	Class	Service Class	Class	- Service Class

Net Assets at January 1, 2006	$ -	$ 2,943	$ 62,163	$ 35,249

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	835	2,703	1,291
Total realized gain (loss) on investments
and capital gains distributions	3	(139)	-	-
Net unrealized appreciation (depreciation)
of investments	11	(1)	-	-
Net increase (decrease) in net assets from operations	16	695	2,703	1,291
Changes from principal transactions:
Premiums	99	1,980	11,139	28,360
Surrenders and withdrawals	-	(622)	(3,547)	(2,321)
Cost of insurance and administrative charges	(5)	(786)	(3,333)	(2,209)
Benefit payments	-	-	(5,591)	(647)
Transfers between Divisions
(including fixed account), net	242	20,942	(1,576)	(34,179)
Increase (decrease) in net assets derived from
principal transactions	336	21,514	(2,908)	(10,996)
Total increase (decrease) in net assets	352	22,209	(205)	(9,705)
Net assets at December 31, 2006	352	25,152	61,958	25,544

Increase (decrease) in net assets
Operations:
Net investment income (loss)	20	383	3,268	1,322
Total realized gain (loss) on investments
and capital gains distributions	38	44	-	-
Net unrealized appreciation (depreciation)
of investments	(19)	853	-	-
Net increase (decrease) in net assets from operations	39	1,280	3,268	1,322
Changes from principal transactions:
Premiums	790	2,057	14,532	29,993
Surrenders and withdrawals	(31)	(1,604)	(6,862)	(5,632)
Cost of insurance and administrative charges	(93)	(1,033)	(3,658)	(2,234)
Benefit payments	-	-	(4,039)	(497)
Transfers between Divisions
(including fixed account), net	1,887	(1,067)	12,321	(16,286)
Increase (decrease) in net assets derived from
principal transactions	2,553	(1,647)	12,294	5,344
Total increase (decrease) in net assets	2,592	(367)	15,562	6,666
Net assets at December 31, 2007	$ 2,944	$ 24,785	$ 77,520	$ 32,210

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

				ING
	ING Lord		ING	MarketStyle
	Abbett		MarketStyle	Moderate
	Affiliated	ING MarketPro	Growth	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class

Net Assets at January 1, 2006	$ 974	$ -	$ -	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	181	-	(7)	1
Net unrealized appreciation (depreciation)
of investments	(70)	3	118	35
Net increase (decrease) in net assets from operations	112	3	111	36
Changes from principal transactions:
Premiums	196	9	144	141
Surrenders and withdrawals	(24)	-	-	(1)
Cost of insurance and administrative charges	(15)	(1)	(31)	(38)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(938)	108	1,745	620
Increase (decrease) in net assets derived from
principal transactions	(781)	116	1,858	722
Total increase (decrease) in net assets	(669)	119	1,969	758
Net assets at December 31, 2006	305	119	1,969	758

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5	2	51	29
Total realized gain (loss) on investments
and capital gains distributions	8	7	156	37
Net unrealized appreciation (depreciation)
of investments	-	(3)	(118)	(35)
Net increase (decrease) in net assets from operations	13	6	89	31
Changes from principal transactions:
Premiums	-	1	212	263
Surrenders and withdrawals	(4)	-	(42)	(5)
Cost of insurance and administrative charges	(10)	(2)	(62)	(74)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(2)	(124)	(2,166)	(973)
Increase (decrease) in net assets derived from
principal transactions	(16)	(125)	(2,058)	(789)
Total increase (decrease) in net assets	(3)	(119)	(1,969)	(758)
Net assets at December 31, 2007	$ 302	$ -	$ -	$ -

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING		ING Marsico
	MarketStyle	ING Marsico	International
	Moderate	Growth	Opportunities	ING MFS Total
	Portfolio -	Portfolio -	Portfolio -	Return Portfolio
	Institutional	Institutional	Institutional	- Institutional
	Class	Class	Class	Class

Net Assets at January 1, 2006	$ -	$ 4,748	$ -	$ 5,384

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(23)	(26)	129
Total realized gain (loss) on investments
and capital gains distributions	-	106	(311)	276
Net unrealized appreciation (depreciation)
of investments	3	154	1,333	256
Net increase (decrease) in net assets from operations	3	237	996	661
Changes from principal transactions:
Premiums	204	1,138	-	690
Surrenders and withdrawals	(1)	(322)	-	(93)
Cost of insurance and administrative charges	(2)	(227)	-	(257)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	2	638	15,846	40
Increase (decrease) in net assets derived from
principal transactions	203	1,227	15,846	380
Total increase (decrease) in net assets	206	1,464	16,842	1,041
Net assets at December 31, 2006	206	6,212	16,842	6,425

Increase (decrease) in net assets
Operations:
Net investment income (loss)	23	(27)	150	173
Total realized gain (loss) on investments
and capital gains distributions	15	1,260	1,778	371
Net unrealized appreciation (depreciation)
of investments	(3)	(282)	1,008	(304)
Net increase (decrease) in net assets from operations	35	951	2,936	240
Changes from principal transactions:
Premiums	142	994	-	734
Surrenders and withdrawals	(24)	(202)	-	(38)
Cost of insurance and administrative charges	(32)	(322)	-	(242)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(327)	835	2,289	(384)
Increase (decrease) in net assets derived from
principal transactions	(241)	1,305	2,289	70
Total increase (decrease) in net assets	(206)	2,256	5,225	310
Net assets at December 31, 2007	$ -	$ 8,468	$ 22,067	$ 6,735

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING
		Oppenheimer		ING Pioneer
	ING MFS	Main Street	ING Pioneer	Mid Cap Value
	Utilities	Portfolio® -	Fund Portfolio -	Portfolio -
	Portfolio -	Institutional	Institutional	Institutional
	Service Class	Class	Class	Class

Net Assets at January 1, 2006	$ 11,302	$ 55	$ -	$ 15,715

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(52)	3	(2)	(45)
Total realized gain (loss) on investments
and capital gains distributions	322	5	-	306
Net unrealized appreciation (depreciation)
of investments	3,061	53	48	1,444
Net increase (decrease) in net assets from operations	3,331	61	46	1,705
Changes from principal transactions:
Premiums	1,118	185	-	1,260
Surrenders and withdrawals	(1,317)	(8)	-	(1,721)
Cost of insurance and administrative charges	(503)	(21)	-	(684)
Benefit payments	-	-	-	(11)
Transfers between Divisions
(including fixed account), net	1,136	482	1,169	1,597
Increase (decrease) in net assets derived from
principal transactions	434	638	1,169	441
Total increase (decrease) in net assets	3,765	699	1,215	2,146
Net assets at December 31, 2006	15,067	754	1,215	17,861

Increase (decrease) in net assets
Operations:
Net investment income (loss)	46	4	8	51
Total realized gain (loss) on investments
and capital gains distributions	3,554	57	51	2,662
Net unrealized appreciation (depreciation)
of investments	15	(45)	(4)	(1,656)
Net increase (decrease) in net assets from operations	3,615	16	55	1,057
Changes from principal transactions:
Premiums	1,512	264	-	1,594
Surrenders and withdrawals	(918)	(58)	-	(3,941)
Cost of insurance and administrative charges	(646)	(40)	-	(774)
Benefit payments	(32)	-	-	(26)
Transfers between Divisions
(including fixed account), net	2,239	(2)	310	(3,487)
Increase (decrease) in net assets derived from
principal transactions	2,155	164	310	(6,634)
Total increase (decrease) in net assets	5,770	180	365	(5,577)
Net assets at December 31, 2007	$ 20,837	$ 934	$ 1,580	$ 12,284

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING T. Rowe	ING T. Rowe
		Price Capital	Price Equity
	ING Stock	Appreciation	Income	ING UBS U.S.
	Index Portfolio -	Portfolio -	Portfolio -	Allocation
	Institutional	Institutional	Institutional	Portfolio -
	Class	Class	Class	Service Class

Net Assets at January 1, 2006	$ 219,406	$ 38,330	$ 13,295	$ 16

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,026	445	163	-
Total realized gain (loss) on investments
and capital gains distributions	6,771	4,210	1,043	1
Net unrealized appreciation (depreciation)
of investments	20,731	1,131	1,574	20
Net increase (decrease) in net assets from operations	29,528	5,786	2,780	21
Changes from principal transactions:
Premiums	16,283	5,883	2,142	53
Surrenders and withdrawals	(9,213)	(3,065)	(1,130)	(1)
Cost of insurance and administrative charges	(9,375)	(1,985)	(575)	(7)
Benefit payments	(90)	-	-	-
Transfers between Divisions
(including fixed account), net	(25,164)	2,889	1,692	195
Increase (decrease) in net assets derived from
principal transactions	(27,559)	3,722	2,129	240
Total increase (decrease) in net assets	1,969	9,508	4,909	261
Net assets at December 31, 2006	221,375	47,838	18,204	277

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,245	779	232	1
Total realized gain (loss) on investments
and capital gains distributions	15,131	6,999	1,325	28
Net unrealized appreciation (depreciation)
of investments	(6,889)	(5,724)	(1,031)	(26)
Net increase (decrease) in net assets from operations	10,487	2,054	526	3
Changes from principal transactions:
Premiums	14,731	6,226	2,561	54
Surrenders and withdrawals	(27,513)	(2,149)	(235)	-
Cost of insurance and administrative charges	(9,180)	(2,350)	(768)	(9)
Benefit payments	-	(89)	-	-
Transfers between Divisions
(including fixed account), net	(7,569)	(649)	507	(210)
Increase (decrease) in net assets derived from
principal transactions	(29,531)	989	2,065	(165)
Total increase (decrease) in net assets	(19,044)	3,043	2,591	(162)
Net assets at December 31, 2007	$ 202,331	$ 50,881	$ 20,795	$ 115

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING Van	ING Van
	Kampen Capital	Kampen	ING VP Index	ING Wells
	Growth	Growth and	Plus	Fargo Small
	Portfolio -	Income	International	Cap Disciplined
	Institutional	Portfolio -	Equity Portfolio	Portfolio -
	Class	Service Class	- Service Class	Service Class

Net Assets at January 1, 2006	$ 4,803	$ 1,028	$ 7	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(24)	15	243	(21)
Total realized gain (loss) on investments
and capital gains distributions	283	189	951	347
Net unrealized appreciation (depreciation)
of investments	(101)	200	2,676	614
Net increase (decrease) in net assets from operations	158	404	3,870	940
Changes from principal transactions:
Premiums	217	530	1,934	1,219
Surrenders and withdrawals	(95)	(11)	(1,027)	(651)
Cost of insurance and administrative charges	(203)	(111)	(1,236)	(621)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(491)	1,855	41,657	18,416
Increase (decrease) in net assets derived from
principal transactions	(572)	2,263	41,328	18,363
Total increase (decrease) in net assets	(414)	2,667	45,198	19,303
Net assets at December 31, 2006	4,389	3,695	45,205	19,303

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(23)	51	(307)	(90)
Total realized gain (loss) on investments
and capital gains distributions	404	310	858	178
Net unrealized appreciation (depreciation)
of investments	440	(310)	2,776	(745)
Net increase (decrease) in net assets from operations	821	51	3,327	(657)
Changes from principal transactions:
Premiums	-	908	2,659	1,481
Surrenders and withdrawals	(399)	(73)	(2,087)	(730)
Cost of insurance and administrative charges	(174)	(202)	(1,826)	(753)
Benefit payments	-	-	(18)	-
Transfers between Divisions
(including fixed account), net	(448)	932	(2,620)	(2,491)
Increase (decrease) in net assets derived from
principal transactions	(1,021)	1,565	(3,892)	(2,493)
Total increase (decrease) in net assets	(200)	1,616	(565)	(3,150)
Net assets at December 31, 2007	$ 4,189	$ 5,311	$ 44,640	$ 16,153

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING American	ING American	ING Baron	ING Columbia
	Century Large	Century Small-	Small Cap	Small Cap
	Company Value	Mid Cap Value	Growth	Value II
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class

Net Assets at January 1, 2006	$ 33	$ 888	$ 2,330	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	(5)	(20)	(22)
Total realized gain (loss) on investments
and capital gains distributions	3	(41)	324	(61)
Net unrealized appreciation (depreciation)
of investments	8	122	245	131
Net increase (decrease) in net assets from operations	12	76	549	48
Changes from principal transactions:
Premiums	6	90	1,161	406
Surrenders and withdrawals	(7)	(46)	(372)	(226)
Cost of insurance and administrative charges	(3)	(55)	(197)	(155)
Benefit payments	-	-	(8)	-
Transfers between Divisions
(including fixed account), net	35	(254)	2,660	6,434
Increase (decrease) in net assets derived from
principal transactions	31	(265)	3,244	6,459
Total increase (decrease) in net assets	43	(189)	3,793	6,507
Net assets at December 31, 2006	76	699	6,123	6,507

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	1	(37)	(21)
Total realized gain (loss) on investments
and capital gains distributions	10	91	82	138
Net unrealized appreciation (depreciation)
of investments	(9)	(102)	331	62
Net increase (decrease) in net assets from operations	2	(10)	376	179
Changes from principal transactions:
Premiums	-	-	1,754	1,017
Surrenders and withdrawals	-	(14)	(222)	(233)
Cost of insurance and administrative charges	(2)	(27)	(344)	(263)
Benefit payments	-	-	-	(7)
Transfers between Divisions
(including fixed account), net	(38)	(139)	3,616	-
Increase (decrease) in net assets derived from
principal transactions	(40)	(180)	4,804	514
Total increase (decrease) in net assets	(38)	(190)	5,180	693
Net assets at December 31, 2007	$ 38	$ 509	$ 11,303	$ 7,200

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

			ING Legg	ING Lord
	ING		Mason Partners	Abbett U.S.
	Fundamental	ING JPMorgan	Aggressive	Government
	Research	Mid Cap Value	Growth	Securities
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class

Net Assets at January 1, 2006	$ -	$ 10,114	$ 711	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(50)	(2)	716
Total realized gain (loss) on investments
and capital gains distributions	-	895	20	69
Net unrealized appreciation (depreciation)
of investments	1	1,248	6	37
Net increase (decrease) in net assets from operations	1	2,093	24	822
Changes from principal transactions:
Premiums	-	2,363	39	1,135
Surrenders and withdrawals	-	(874)	(11)	(758)
Cost of insurance and administrative charges	(1)	(616)	(37)	(601)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	16	1,676	(470)	17,823
Increase (decrease) in net assets derived from
principal transactions	15	2,549	(479)	17,599
Total increase (decrease) in net assets	16	4,642	(455)	18,421
Net assets at December 31, 2006	16	14,756	256	18,421

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	57	(1)	889
Total realized gain (loss) on investments
and capital gains distributions	2	1,576	7	69
Net unrealized appreciation (depreciation)
of investments	(1)	(1,344)	(10)	308
Net increase (decrease) in net assets from operations	1	289	(4)	1,266
Changes from principal transactions:
Premiums	-	2,374	6	1,227
Surrenders and withdrawals	-	(516)	(9)	(713)
Cost of insurance and administrative charges	(1)	(726)	(18)	(840)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(16)	(79)	(41)	742
Increase (decrease) in net assets derived from
principal transactions	(17)	1,053	(62)	416
Total increase (decrease) in net assets	(16)	1,342	(66)	1,682
Net assets at December 31, 2007	$ -	$ 16,098	$ 190	$ 20,103

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

				ING
	ING Neuberger	ING Neuberger		Oppenheimer
	Berman	Berman	ING	Strategic
	Partners	Regency	Oppenheimer	Income
	Portfolio -	Portfolio -	Global Portfolio	Portfolio -
	Initial Class	Initial Class	- Initial Class	Service Class

Net Assets at January 1, 2006	$ -	$ -	$ 4,031	$ 6,094

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	1	(20)	(29)
Total realized gain (loss) on investments
and capital gains distributions	-	1	276	10
Net unrealized appreciation (depreciation)
of investments	52	19	528	467
Net increase (decrease) in net assets from operations	51	21	784	448
Changes from principal transactions:
Premiums	93	46	801	646
Surrenders and withdrawals	-	-	(400)	(262)
Cost of insurance and administrative charges	(7)	(3)	(243)	(265)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	387	168	370	(342)
Increase (decrease) in net assets derived from
principal transactions	473	211	528	(223)
Total increase (decrease) in net assets	524	232	1,312	225
Net assets at December 31, 2006	524	232	5,343	6,319

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	4	41	304
Total realized gain (loss) on investments
and capital gains distributions	93	20	648	85
Net unrealized appreciation (depreciation)
of investments	(98)	(28)	(375)	207
Net increase (decrease) in net assets from operations	(4)	(4)	314	596
Changes from principal transactions:
Premiums	320	198	960	1,139
Surrenders and withdrawals	-	-	(337)	(253)
Cost of insurance and administrative charges	(26)	(13)	(306)	(352)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	215	85	519	1,783
Increase (decrease) in net assets derived from
principal transactions	509	270	836	2,317
Total increase (decrease) in net assets	505	266	1,150	2,913
Net assets at December 31, 2007	$ 1,029	$ 498	$ 6,493	$ 9,232

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING T. Rowe
		Price		ING Van
	ING PIMCO	Diversified Mid	ING UBS U.S.	Kampen
	Total Return	Cap Growth	Large Cap	Comstock
	Portfolio -	Portfolio -	Equity Portfolio	Portfolio -
	Initial Class	Initial Class	- Initial Class	Initial Class

Net Assets at January 1, 2006	$ 9,777	$ 45,813	$ 72	$ 9,919

Increase (decrease) in net assets
Operations:
Net investment income (loss)	232	(268)	9	71
Total realized gain (loss) on investments
and capital gains distributions	28	1,708	40	1,621
Net unrealized appreciation (depreciation)
of investments	357	2,192	378	231
Net increase (decrease) in net assets from operations	617	3,632	427	1,923
Changes from principal transactions:
Premiums	1,590	3,671	108	1,771
Surrenders and withdrawals	(423)	(2,740)	(7)	(648)
Cost of insurance and administrative charges	(551)	(2,004)	(49)	(463)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	7,073	(4,954)	5,838	(372)
Increase (decrease) in net assets derived from
principal transactions	7,689	(6,027)	5,890	288
Total increase (decrease) in net assets	8,306	(2,395)	6,317	2,211
Net assets at December 31, 2006	18,083	43,418	6,389	12,130

Increase (decrease) in net assets
Operations:
Net investment income (loss)	620	(181)	7	132
Total realized gain (loss) on investments
and capital gains distributions	92	4,922	466	624
Net unrealized appreciation (depreciation)
of investments	1,086	645	(341)	(968)
Net increase (decrease) in net assets from operations	1,798	5,386	132	(212)
Changes from principal transactions:
Premiums	1,995	3,288	334	1,263
Surrenders and withdrawals	(768)	(1,942)	(17)	(697)
Cost of insurance and administrative charges	(725)	(1,990)	(77)	(506)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	1,992	(3,168)	(4,524)	(979)
Increase (decrease) in net assets derived from
principal transactions	2,494	(3,812)	(4,284)	(919)
Total increase (decrease) in net assets	4,292	1,574	(4,152)	(1,131)
Net assets at December 31, 2007	$ 22,375	$ 44,992	$ 2,237	$ 10,999

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING VP	ING VP	ING VP
	ING Van	Strategic	Strategic	Strategic
	Kampen Equity	Allocation	Allocation	Allocation
	and Income	Conservative	Growth	Moderate
	Portfolio -	Portfolio - Class	Portfolio - Class	Portfolio - Class
	Initial Class	I	I	I

Net Assets at January 1, 2006	$ 1,152	$ 132	$ 4,128	$ 4,436

Increase (decrease) in net assets
Operations:
Net investment income (loss)	44	4	66	81
Total realized gain (loss) on investments
and capital gains distributions	162	6	315	169
Net unrealized appreciation (depreciation)
of investments	37	2	13	168
Net increase (decrease) in net assets from operations	243	12	394	418
Changes from principal transactions:
Premiums	121	7	729	278
Surrenders and withdrawals	(112)	-	(12)	(41)
Cost of insurance and administrative charges	(108)	(9)	(122)	(146)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	1,305	39	(3,123)	(1,300)
Increase (decrease) in net assets derived from
principal transactions	1,206	37	(2,528)	(1,209)
Total increase (decrease) in net assets	1,449	49	(2,134)	(791)
Net assets at December 31, 2006	2,601	181	1,994	3,645

Increase (decrease) in net assets
Operations:
Net investment income (loss)	68	3	29	68
Total realized gain (loss) on investments
and capital gains distributions	131	6	127	250
Net unrealized appreciation (depreciation)
of investments	(107)	(3)	(62)	(133)
Net increase (decrease) in net assets from operations	92	6	94	185
Changes from principal transactions:
Premiums	268	-	-	-
Surrenders and withdrawals	(8)	-	-	(80)
Cost of insurance and administrative charges	(145)	(6)	(91)	(87)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	304	(56)	(59)	(1,599)
Increase (decrease) in net assets derived from
principal transactions	419	(62)	(150)	(1,766)
Total increase (decrease) in net assets	511	(56)	(56)	(1,581)
Net assets at December 31, 2007	$ 3,112	$ 125	$ 1,938	$ 2,064

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Changes in Net Assets For the years ended December 31, 2007 and 2006 (Dollars in thousands)

	ING VP
	Growth and	ING VP Index	ING VP Index	ING VP Index
	Income	Plus LargeCap	Plus MidCap	Plus SmallCap
	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class
	I	I	I	I

Net Assets at January 1, 2006	$ -	$ 4,953	$ 18,684	$ 10,591

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	4	16	(19)
Total realized gain (loss) on investments
and capital gains distributions	-	323	2,492	1,212
Net unrealized appreciation (depreciation)
of investments	-	1,018	(1,079)	164
Net increase (decrease) in net assets from operations	-	1,345	1,429	1,357
Changes from principal transactions:
Premiums	-	623	1,755	1,272
Surrenders and withdrawals	-	(232)	(540)	(387)
Cost of insurance and administrative charges	-	(354)	(606)	(412)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	-	7,094	(6,252)	2,141
Increase (decrease) in net assets derived from
principal transactions	-	7,131	(5,643)	2,614
Total increase (decrease) in net assets	-	8,476	(4,214)	3,971
Net assets at December 31, 2006	-	13,429	14,470	14,562

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	100	45	5
Total realized gain (loss) on investments
and capital gains distributions	-	390	1,233	1,470
Net unrealized appreciation (depreciation)
of investments	-	122	(587)	(2,395)
Net increase (decrease) in net assets from operations	-	612	691	(920)
Changes from principal transactions:
Premiums	-	1,154	2,047	1,040
Surrenders and withdrawals	-	(366)	(476)	(516)
Cost of insurance and administrative charges	-	(393)	(666)	(470)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	16	(395)	(492)	(692)
Increase (decrease) in net assets derived from
principal transactions	16	-	413	(638)
Total increase (decrease) in net assets	16	612	1,104	(1,558)
Net assets at December 31, 2007	$ 16	$ 14,041	$ 15,574	$ 13,004

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Changes in Net Assets For the years ended December 31, 2007 and 2006 (Dollars in thousands)

			ING VP
	ING VP Value	ING VP High	MidCap
	Opportunity	Yield Bond	Opportunities	ING VP Real
	Portfolio - Class	Portfolio - Class	Portfolio - Class	Estate Portfolio
	I	I	I	- Class S

Net Assets at January 1, 2006	$ 1,911	$ 14,762	$ 2,709	$ 14,140

Increase (decrease) in net assets
Operations:
Net investment income (loss)	17	1,403	(8)	325
Total realized gain (loss) on investments
and capital gains distributions	13	(237)	99	2,182
Net unrealized appreciation (depreciation)
of investments	249	856	105	3,002
Net increase (decrease) in net assets from operations	279	2,022	196	5,509
Changes from principal transactions:
Premiums	57	1,510	83	2,103
Surrenders and withdrawals	(56)	(901)	(52)	(982)
Cost of insurance and administrative charges	(69)	(1,154)	(165)	(794)
Benefit payments	-	-	-	(12)
Transfers between Divisions
(including fixed account), net	(128)	11,453	(245)	1,815
Increase (decrease) in net assets derived from
principal transactions	(196)	10,908	(379)	2,130
Total increase (decrease) in net assets	83	12,930	(183)	7,639
Net assets at December 31, 2006	1,994	27,692	2,526	21,779

Increase (decrease) in net assets
Operations:
Net investment income (loss)	22	1,801	(8)	386
Total realized gain (loss) on investments
and capital gains distributions	45	399	321	2,416
Net unrealized appreciation (depreciation)
of investments	(14)	(1,599)	262	(5,857)
Net increase (decrease) in net assets from operations	53	601	575	(3,055)
Changes from principal transactions:
Premiums	-	1,806	-	2,000
Surrenders and withdrawals	(61)	(817)	(39)	(786)
Cost of insurance and administrative charges	(56)	(1,279)	(149)	(831)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(182)	(829)	(798)	(2,961)
Increase (decrease) in net assets derived from
principal transactions	(299)	(1,119)	(986)	(2,578)
Total increase (decrease) in net assets	(246)	(518)	(411)	(5,633)
Net assets at December 31, 2007	$ 1,748	$ 27,174	$ 2,115	$ 16,146

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Changes in Net Assets For the years ended December 31, 2007 and 2006 (Dollars in thousands)

	ING VP
	SmallCap	ING VP	ING VP
	Opportunities	Balanced	Intermediate	Brandes
	Portfolio - Class	Portfolio - Class	Bond Portfolio -	International
	I	I	Class I	Equity Fund

Net Assets at January 1, 2006	$ 3,627	$ -	$ 16,251	$ 14,898

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(17)	(87)	725	132
Total realized gain (loss) on investments
and capital gains distributions	291	(3)	(252)	2,855
Net unrealized appreciation (depreciation)
of investments	182	1,080	177	1,099
Net increase (decrease) in net assets from operations	456	990	650	4,086
Changes from principal transactions:
Premiums	473	1,059	3,560	1,033
Surrenders and withdrawals	(122)	(911)	(819)	(766)
Cost of insurance and administrative charges	(190)	(620)	(779)	(607)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(363)	18,762	945	1,605
Increase (decrease) in net assets derived from
principal transactions	(202)	18,290	2,907	1,265
Total increase (decrease) in net assets	254	19,280	3,557	5,351
Net assets at December 31, 2006	3,881	19,280	19,808	20,249

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(19)	391	769	279
Total realized gain (loss) on investments
and capital gains distributions	213	947	(43)	4,424
Net unrealized appreciation (depreciation)
of investments	178	(419)	467	(3,240)
Net increase (decrease) in net assets from operations	372	919	1,193	1,463
Changes from principal transactions:
Premiums	607	1,398	2,845	965
Surrenders and withdrawals	(154)	(997)	(591)	(799)
Cost of insurance and administrative charges	(212)	(844)	(935)	(640)
Benefit payments	(8)	(9)	(12)	-
Transfers between Divisions
(including fixed account), net	340	(2,843)	196	12
Increase (decrease) in net assets derived from
principal transactions	573	(3,295)	1,503	(462)
Total increase (decrease) in net assets	945	(2,376)	2,696	1,001
Net assets at December 31, 2007	$ 4,826	$ 16,904	$ 22,504	$ 21,250

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

				Neuberger
				Berman AMT
				Socially
	Business	Frontier Capital		Responsive
	Opportunity	Appreciation	Turner Core	Portfolio® -
	Value Fund	Fund	Growth Fund	Class I

Net Assets at January 1, 2006	$ 2,907	$ 7,615	$ 3,106	$ 47

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4)	(61)	-	-
Total realized gain (loss) on investments
and capital gains distributions	408	1,512	459	2
Net unrealized appreciation (depreciation)
of investments	(41)	(173)	(204)	8
Net increase (decrease) in net assets from operations	363	1,278	255	10
Changes from principal transactions:
Premiums	235	566	228	11
Surrenders and withdrawals	(96)	(212)	(401)	-
Cost of insurance and administrative charges	(135)	(279)	(174)	(5)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(156)	956	601	26
Increase (decrease) in net assets derived from
principal transactions	(152)	1,031	254	32
Total increase (decrease) in net assets	211	2,309	509	42
Net assets at December 31, 2006	3,118	9,924	3,615	89

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(75)	(10)	(1)
Total realized gain (loss) on investments
and capital gains distributions	356	1,236	482	4
Net unrealized appreciation (depreciation)
of investments	(210)	(70)	264	7
Net increase (decrease) in net assets from operations	146	1,091	736	10
Changes from principal transactions:
Premiums	239	478	270	60
Surrenders and withdrawals	(79)	(111)	(109)	(2)
Cost of insurance and administrative charges	(147)	(269)	(162)	(13)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(143)	(405)	(635)	124
Increase (decrease) in net assets derived from
principal transactions	(130)	(307)	(636)	169
Total increase (decrease) in net assets	16	784	100	179
Net assets at December 31, 2007	$ 3,134	$ 10,708	$ 3,715	$ 268

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Changes in Net Assets For the years ended December 31, 2007 and 2006 (Dollars in thousands)

Van Eck
Worldwide
Hard Assets
Fund

Net Assets at January 1, 2006	$ 13,798

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(67)
Total realized gain (loss) on investments
and capital gains distributions	3,946
Net unrealized appreciation (depreciation)
of investments	(998)
Net increase (decrease) in net assets from operations	2,881
Changes from principal transactions:
Premiums	261
Surrenders and withdrawals	(736)
Cost of insurance and administrative charges	(436)
Benefit payments	-
Transfers between Divisions
(including fixed account), net	(3,175)
Increase (decrease) in net assets derived from
principal transactions	(4,086)
Total increase (decrease) in net assets	(1,205)
Net assets at December 31, 2006	12,593

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(58)
Total realized gain (loss) on investments
and capital gains distributions	2,948
Net unrealized appreciation (depreciation)
of investments	1,472
Net increase (decrease) in net assets from operations	4,362
Changes from principal transactions:
Premiums	-
Surrenders and withdrawals	(536)
Cost of insurance and administrative charges	(347)
Benefit payments	-
Transfers between Divisions
(including fixed account), net	(3,132)
Increase (decrease) in net assets derived from
principal transactions	(4,015)
Total increase (decrease) in net assets	347
Net assets at December 31, 2007	$ 12,940

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

1. Organization

Security Life of Denver Insurance Company Security Life Separate Account L1 (the “Account”) was established on November 3, 1993, by Security Life of Denver Insurance Company (“SLD” or the “Company”) to support the operations of variable universal life policies (“Policies”). The Company is a wholly owned subsidiary of ING America Insurance Holdings, Inc. (“ING AIH”), an insurance holding company domiciled in the State of Delaware. ING AIH is an indirect wholly owned subsidiary of ING Groep, N.V., a global financial services holding company based in The Netherlands.

The Account supports the operations of the FirstLine Variable Universal Life, FirstLine II Variable Universal Life, Strategic Advantage Variable Universal Life, Strategic Advantage II Variable Universal Life, Variable Survivorship Universal Life, Corporate Benefits Variable Universal Life, Strategic Investor Variable Universal Life, Asset Portfolio Manager Variable Universal Life, Estate Designer Variable Universal Life, Asset Accumulator Variable Universal Life, ING Corporate Advantage Variable Universal Life, and ING Corporate Variable Universal Life policies (collectively, “Policies”) offered by the Company.

The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. SLD provides for variable accumulation and benefits under the Policies by crediting annuity considerations to one or more divisions within the Account or the SLD fixed separate account, which is not part of the Account, as directed by the contractowners. The portion of the Account’s assets applicable to Policies will not be charged with liabilities arising out of any other business SLD may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of SLD. The assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of SLD.

At December 31, 2007, the Account had 80 investment divisions (the “Divisions”), 13 of which invest in an independently managed mutual fund portfolio and 67 of which invest in a mutual fund portfolio managed by an affiliate, either Directed Services LLC (“DSL”), formerly Directed Services, Inc., or ING Investments, LLC (“IIL”). The assets in each Division are invested in shares of a designated Fund (“Fund”) of various investment trusts (the “Trusts”).

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

Investment Divisions with asset balances at December 31, 2007, and related Trusts are as follows:

AIM Variable Insurance Funds:
AIM V.I. Core Equity Fund - Series I Shares*
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund -
Class 2
American Funds Insurance Series® Growth-Income Fund
- Class 2
American Funds Insurance Series® International Fund -
Class 2
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Service Class
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Service Class
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial
Class
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio -
Institutional Class
ING BlackRock Large Cap Growth Portfolio -
Institutional Class*
ING BlackRock Large Cap Value Portfolio - Institutional
Class
ING Evergreen Health Sciences Portfolio - Institutional
Class*
ING Evergreen Omega Portfolio - Institutional Class
ING FMRSM Diversified Mid Cap Portfolio - Institutional
Class*
ING FMRSM Large Cap Growth Portfolio - Institutional
Class
ING FMRSM Mid Cap Growth Portfolio - Institutional
Class
ING Global Resources Portfolio - Institutional Class
ING JPMorgan Emerging Markets Equity Portfolio -
Institutional Class*
ING JPMorgan Small Cap Core Equity Portfolio -
Institutional Class
ING JPMorgan Value Opportunities Portfolio -
Institutional Class*
ING Julius Baer Foreign Portfolio - Institutional Class
ING Legg Mason Value Portfolio - Institutional Class
ING LifeStyle Aggressive Growth Portfolio - Institutional
Class*
ING LifeStyle Growth Portfolio - Institutional Class*
ING LifeStyle Moderate Growth Portfolio - Institutional
Class*
ING LifeStyle Moderate Portfolio - Institutional Class*
ING Limited Maturity Bond Portfolio - Service Class
ING Liquid Assets Portfolio - Institutional Class
ING Liquid Assets Portfolio - Service Class
ING Lord Abbett Affiliated Portfolio - Institutional Class
ING Marsico Growth Portfolio - Institutional Class
ING Marsico International Opportunities Portfolio -
Institutional Class*
ING MFS Total Return Portfolio - Institutional Class

ING Investors Trust (continued):
ING MFS Utilities Portfolio - Service Class
ING Oppenheimer Main Street Portfolio® - Institutional
Class
ING Pioneer Fund Portfolio - Institutional Class*
ING Pioneer Mid Cap Value Portfolio - Institutional
Class
ING Stock Index Portfolio - Institutional Class
ING T. Rowe Price Capital Appreciation Portfolio -
Institutional Class
ING T. Rowe Price Equity Income Portfolio -
Institutional Class
ING UBS U.S. Allocation Portfolio - Service Class
ING Van Kampen Capital Growth Portfolio - Institutional
Class
ING Van Kampen Growth and Income Portfolio - Service
Class
ING VP Index Plus International Equity Portfolio -
Service Class
ING Wells Fargo Small Cap Disciplined Portfolio -
Service Class*
ING Partners, Inc.:
ING American Century Large Company Value Portfolio -
Initial Class
ING American Century Small-Mid Cap Value Portfolio -
Initial Class
ING Baron Small Cap Growth Portfolio - Initial Class
ING Columbia Small Cap Value II Portfolio - Initial
Class*
ING JPMorgan Mid Cap Value Portfolio - Initial Class
ING Legg Mason Partners Aggressive Growth Portfolio -
Initial Class
ING Lord Abbett U.S. Government Securities Portfolio -
Initial Class*
ING Neuberger Berman Partners Portfolio - Initial Class*
ING Neuberger Berman Regency Portfolio - Initial Class*
ING Oppenheimer Global Portfolio - Initial Class
ING Oppenheimer Strategic Income Portfolio - Service
Class
ING PIMCO Total Return Portfolio - Initial Class
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
- Initial Class
ING UBS U.S. Large Cap Equity Portfolio - Initial
Class
ING Van Kampen Comstock Portfolio - Initial Class
ING Van Kampen Equity and Income Portfolio - Initial
Class
ING Strategic Allocation Portfolios, Inc.:
ING VP Strategic Allocation Conservative Portfolio -
Class I
ING VP Strategic Allocation Growth Portfolio - Class I
ING VP Strategic Allocation Moderate Portfolio - Class I
ING Variable Funds:
ING VP Growth and Income Portfolio - Class I**

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap Portfolio - Class I
ING VP Index Plus MidCap Portfolio - Class I
ING VP Index Plus SmallCap Portfolio - Class I
ING VP Value Opportunity Portfolio - Class I
ING Variable Products Trust:
ING VP High Yield Bond Portfolio - Class I
ING VP MidCap Opportunities Portfolio - Class I
ING VP Real Estate Portfolio - Class S
ING VP SmallCap Opportunities Portfolio - Class I
ING VP Balanced Portfolio, Inc.:
ING VP Balanced Portfolio - Class I*
ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I

M Fund, Inc.:
Brandes International Equity Fund
Business Opportunity Value Fund
Frontier Capital Appreciation Fund
Turner Core Growth Fund
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive
Portfolio® - Class I
Van Eck Worldwide Insurance Trust:
Van Eck Worldwide Hard Assets Fund

* Division added in 2006 ** Division added in 2007

The names of certain Divisions were changed during 2007. The following is a summary of current and former names for those Divisions:

Current Name	Former Name

ING Investors Trust:	ING Investors Trust:
ING Van Kampen Capital Growth Portfolio -	ING Van Kampen Equity Growth Portfolio -
Institutional Class	Institutional Class

During 2007, the following Divisions were closed to contractowners:

ING MarketPro Portfolio - Institutional Class
ING MarketStyle Growth Portfolio - Institutional Class
ING MarketStyle Moderate Growth Portfolio - Institutional Class
ING MarketStyle Moderate Portfolio - Institutional Class
ING Fundamental Research Portfolio - Initial Class

There were no Divisions offered during 2007 that did not have any activity as of December 31, 2007.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

Investments

Investments are made in shares of a Fund and are recorded at fair value, determined by the net asset value per share of the respective Fund. Investment transactions in each Fund are recorded on the date the order to buy or sell is confirmed. Distributions of net investment income and capital gains from each Fund are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Fund are determined on a first-in, first-out basis. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of SLD, which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the contractowners are excluded in the determination of the federal income tax liability of SLD.

Contractowner Reserves

Contractowner reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the contractowners invested in the Account Divisions. To the extent that benefits to be paid to the contractowners exceed their account values, SLD will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to SLD.

3. New Accounting Pronouncements

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“FAS”) No. 157, “Fair Value Measurements” (“FAS No. 157”). FAS No. 157 provides guidance for using fair value to measure assets and liabilities whenever other standards require (or permit) assets or liabilities to be measured at fair value. FAS No. 157 does not expand the use of fair value to any new circumstances.

Under FAS No. 157, the FASB clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability. In support of this principle, FAS No. 157 establishes a fair value hierarchy that prioritizes the information used to develop such assumptions. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data. FAS No. 157 also requires separate disclosure of fair value measurements by level

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

within the hierarchy and expanded disclosure of the effect on earnings for items measured using unobservable data.

The provisions of FAS No. 157 are effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is in the process of determining the impact of adoption of FAS No. 157 on the Account.

4. Charges and Fees

Under the terms of the Policies, certain charges are allocated to the Policies to cover SLD’s expenses in connection with the issuance and administration of the Policies. Following is a summary of these charges:

Premium Expense Charge

SLD deducts a premium charge for certain Policies ranging from 0.50% to 11.00% of each premium payment as defined in the Policies.

Mortality, Expense Risk, and Other Charges

For FirstLine, FirstLine II, Strategic Advantage, Strategic Advantage II, Variable Survivorship, Estate Designer Policies, and Strategic Investor (Class A Policies), charges are made directly against the assets of the Account Divisions and are reflected daily in the computation of the unit values of the Divisions. A daily deduction, at an annual rate of up to 0.75% of the average daily net asset value of each Division of the Account, is charged to cover these risks, as specified in the Policies.

For the Corporate Benefits, ING Corporate Advantage, Asset Portfolio Manager, Asset Accumulator, and ING Corporate Policies (Class B Policies), mortality and expense charges result in the redemption of units rather than a deduction in the daily computation of unit values.

  For Corporate Benefits Policies, a monthly deduction, at an annual rate of 0.20% of the contractowner account value, is charged.
  For ING Corporate Advantage Policies, a monthly deduction, at an annual rate of 0.10% of the contractowner account value, is charged.
  For Asset Portfolio Manager Policies, a monthly deduction, at an annual rate of 0.90% and 0.45% of the contractowner account value, is charged during policy years 1 through 10 and 11 through 20, respectively. There is no mortality and expense charge after year 20 for Asset Portfolio Manager Policies.
  For Asset Accumulator Policies, a monthly deduction, at an annual rate of 0.45% and 0.30% of the contractowner account value, is charged during policy years 1 through 5

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

and 6 through 10, respectively. There is no mortality and expense charge after year 10 for Asset Accumulator Policies.

  For ING Corporate Policies, a monthly deduction is charged to the contractowner account value at an annual rate ranging from 0.55% to 0.60% for policy years 1 through 10, 0.35% to 0.60% for policy years 11 through 20, and 0.20% to 0.60% for policy years after year 20.

The monthly cost of insurance charge varies based on the insured’s sex, issue age, policy year, rate class, and the face amount of policies.

The monthly administrative charge is based on an established amount per $1,000 of base insurance coverage or an established per month charge, as defined in the Policies.

The monthly amount charged for optional insurance benefits varies based on a number of factors and is defined in the Policies.

Other Policy Deductions

The Variable Universal Life Policies provide for certain deductions for sales and tax loads from premium payments received from the contractowners and for surrender charges and taxes from amounts paid to contractowners. Such deductions are taken after the redemption of units in the Account and are not included in the Account financial statements.

Premium Taxes

Premiums are subject to a charge for premium and other state and local taxes. The amount and timing of the payment by SLD depends on the state of residence and currently is up to 4.00% of premiums.

5. Related Party Transactions

During the year ended December 31, 2007, management and service fees were paid indirectly to DSL, an affiliate of the Company, in its capacity as investment manager to ING Investors Trust and ING Partners, Inc. The Trusts’ advisory agreements provide for fees at annual rates up to 1.25% of the average net assets of each respective Fund.

Management fees were paid to IIL, an affiliate of the Company, in its capacity as investment advisor to ING Variable Products Trust, ING VP Intermediate Bond Portfolio, ING Strategic Allocation Portfolios, Inc., ING VP Balanced Portfolio, Inc., ING Variable Portfolios, Inc., and ING Variable Funds. The Trusts’ advisory agreement provides for fees at annual rates ranging from 0.35% to 0.77% of the average net assets of each respective Fund.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements 6. Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments follow:

		Year Ended December 31
	2007		2006

	Purchases	Sales	Purchases	Sales
		(Dollars in thousands)
AIM Variable Insurance Funds:
AIM V.I. Core Equity Fund - Series I Shares	$ 178	$ 4,597	$ 22,096	$ 4,759
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	19,120	7,713	17,259	6,285
American Funds Insurance Series® Growth-Income Fund - Class 2	9,141	2,931	7,105	2,556
American Funds Insurance Series® International Fund - Class 2	20,446	10,007	16,523	2,862
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Service Class	3,313	520	1,614	95
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Service Class	17,276	6,586	7,447	1,081
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	25	103	316	249
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio - Institutional
Class	2,647	1,824	4,375	5,738
ING BlackRock Large Cap Growth Portfolio - Institutional Class	4,152	3,051	1,773	909
ING BlackRock Large Cap Value Portfolio - Institutional Class	803	3,650	1,038	6,589
ING Evergreen Health Sciences Portfolio - Institutional Class	982	860	3,089	829
ING Evergreen Omega Portfolio - Institutional Class	8,827	11,504	1,744	5,595
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	3,263	3,550	22,208	1,508
ING FMRSM Large Cap Growth Portfolio - Institutional Class	4,709	12,821	52,076	12,556
ING FMRSM Mid Cap Growth Portfolio - Institutional Class	15	735	160	2,324
ING Global Resources Portfolio - Institutional Class	13,441	5,599	8,148	3,492
ING JPMorgan Emerging Markets Equity Portfolio - Institutional
Class	6,085	8,650	33,419	6,055
ING JPMorgan Small Cap Core Equity Portfolio - Institutional
Class	9,947	12,428	7,947	11,197
ING JPMorgan Value Opportunities Portfolio - Institutional Class	2,354	5,302	11,670	541
ING Julius Baer Foreign Portfolio - Institutional Class	15,453	8,398	14,653	4,927
ING Legg Mason Value Portfolio - Institutional Class	1,612	1,054	6,975	1,187
ING LifeStyle Aggressive Growth Portfolio - Institutional Class	9,703	4,743	3,598	44
ING LifeStyle Growth Portfolio - Institutional Class	14,923	1,882	8,215	329
ING LifeStyle Moderate Growth Portfolio - Institutional Class	7,759	336	2,981	106
ING LifeStyle Moderate Portfolio - Institutional Class	3,102	505	344	4
ING Limited Maturity Bond Portfolio - Service Class	3,147	4,412	26,940	4,589
ING Liquid Assets Portfolio - Institutional Class	94,299	78,741	58,188	58,391
ING Liquid Assets Portfolio - Service Class	45,799	39,132	31,335	41,040
ING Lord Abbett Affiliated Portfolio - Institutional Class	13	17	454	1,206
ING MarketPro Portfolio - Institutional Class	78	187	116	-
ING MarketStyle Growth Portfolio - Institutional Class	1,072	2,801	2,286	425
ING MarketStyle Moderate Growth Portfolio - Institutional Class	784	1,401	751	28
ING MarketStyle Moderate Portfolio - Institutional Class	682	836	205	1
ING Marsico Growth Portfolio - Institutional Class	7,427	6,149	2,434	1,229

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

		Year Ended December 31
	2007		2006

	Purchases	Sales	Purchases	Sales
		(Dollars in thousands)
ING Investors Trust (continued):
ING Marsico International Opportunities Portfolio - Institutional
Class	$ 10,818	$ 7,288	$ 23,397	$ 7,539
ING MFS Total Return Portfolio - Institutional Class	1,669	1,083	1,656	881
ING MFS Utilities Portfolio - Service Class	12,930	10,142	6,294	5,846
ING Oppenheimer Main Street Portfolio® - Institutional Class	679	511	679	37
ING Pioneer Fund Portfolio - Institutional Class	514	165	1,496	329
ING Pioneer Mid Cap Value Portfolio - Institutional Class	4,723	10,305	4,342	3,908
ING Stock Index Portfolio - Institutional Class	18,740	39,665	14,765	38,631
ING T. Rowe Price Capital Appreciation Portfolio - Institutional
Class	12,666	6,083	11,646	4,836
ING T. Rowe Price Equity Income Portfolio - Institutional Class	6,060	3,025	5,622	2,694
ING UBS U.S. Allocation Portfolio - Service Class	107	266	249	9
ING Van Kampen Capital Growth Portfolio - Institutional Class	168	1,071	371	813
ING Van Kampen Growth and Income Portfolio - Service Class	3,221	1,310	2,617	159
ING VP Index Plus International Equity Portfolio - Service Class	1,957	6,024	47,788	5,242
ING Wells Fargo Small Cap Disciplined Portfolio - Service Class	1,631	4,214	22,327	3,617
ING Partners, Inc.:
ING American Century Large Company Value Portfolio - Initial
Class	3	40	43	8
ING American Century Small-Mid Cap Value Portfolio - Initial
Class	91	193	604	873
ING Baron Small Cap Growth Portfolio - Initial Class	5,651	883	7,172	3,908
ING Columbia Small Cap Value II Portfolio - Initial Class	2,243	1,749	7,668	1,231
ING Fundamental Research Portfolio - Initial Class	2	17	15	1
ING JPMorgan Mid Cap Value Portfolio - Initial Class	7,851	5,985	8,633	6,023
ING Legg Mason Partners Aggressive Growth Portfolio - Initial
Class	6	70	56	537
ING Lord Abbett U.S. Government Securities Portfolio - Initial
Class	4,021	2,717	21,547	3,231
ING Neuberger Berman Partners Portfolio - Initial Class	1,385	801	480	7
ING Neuberger Berman Regency Portfolio - Initial Class	444	170	217	4
ING Oppenheimer Global Portfolio - Initial Class	2,460	1,333	1,698	1,183
ING Oppenheimer Strategic Income Portfolio - Service Class	3,681	1,058	1,016	1,269
ING PIMCO Total Return Portfolio - Initial Class	5,722	2,610	10,354	2,432
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial
Class	6,057	6,117	2,733	8,079
ING UBS U.S. Large Cap Equity Portfolio - Initial Class	689	4,966	6,368	469
ING Van Kampen Comstock Portfolio - Initial Class	2,144	2,616	9,143	8,185
ING Van Kampen Equity and Income Portfolio - Initial Class	793	221	1,790	456
ING Strategic Allocation Portfolios, Inc.:
ING VP Strategic Allocation Conservative Portfolio - Class I	9	65	85	39
ING VP Strategic Allocation Growth Portfolio - Class I	150	156	1,354	3,747
ING VP Strategic Allocation Moderate Portfolio - Class I	196	1,774	856	1,880
ING Variable Funds:
ING VP Growth and Income Portfolio - Class I	16	-	-	-

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

		Year Ended December 31
	2007		2006

	Purchases	Sales	Purchases	Sales
		(Dollars in thousands)
ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap Portfolio - Class I	$ 1,792	$ 1,692	$ 8,865	$ 1,730
ING VP Index Plus MidCap Portfolio - Class I	4,279	2,710	4,632	9,306
ING VP Index Plus SmallCap Portfolio - Class I	3,143	2,477	8,532	5,467
ING VP Value Opportunity Portfolio - Class I	33	311	74	253
ING Variable Products Trust:
ING VP High Yield Bond Portfolio - Class I	36,319	35,685	25,987	13,935
ING VP MidCap Opportunities Portfolio - Class I	1	995	124	512
ING VP Real Estate Portfolio - Class S	6,276	7,790	12,726	9,940
ING VP SmallCap Opportunities Portfolio - Class I	1,214	661	992	1,210
ING VP Balanced Portfolio, Inc.:
ING VP Balanced Portfolio - Class I	2,658	4,805	19,993	1,788
ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I	4,863	2,591	7,328	3,696
M Fund, Inc.:
Brandes International Equity Fund	5,681	2,977	5,720	2,787
Business Opportunity Value Fund	725	601	655	568
Frontier Capital Appreciation Fund	1,643	1,059	3,547	1,678
Turner Core Growth Fund	849	1,225	2,314	1,920
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio® - Class I	188	20	55	22
Van Eck Worldwide Insurance Trust:
Van Eck Worldwide Hard Assets Fund	1,530	4,097	4,660	7,907

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

7. Changes in Units

The changes in units outstanding were as follows:

			Year Ending December 31
		2007			2006

	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

AIM Variable Insurance Funds:
AIM V.I. Core Equity Fund - Series I Shares	65	384,909	(384,844)	2,211,419	482,028	1,729,391
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	823,721	447,177	376,544	1,226,438	628,207	598,231
American Funds Insurance Series® Growth-Income Fund - Class 2	469,498	199,862	269,636	521,384	287,385	233,999
American Funds Insurance Series® International Fund - Class 2	684,893	409,403	275,490	889,967	296,096	593,871
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Service Class	212,094	39,392	172,702	125,074	11,354	113,720
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Service Class	915,522	460,583	454,939	586,722	129,716	457,006
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	402	9,442	(9,040)	31,176	26,065	5,111
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio - Institutional Class	182,976	145,732	37,244	326,171	456,474	(130,303)
ING BlackRock Large Cap Growth Portfolio - Institutional Class	310,449	229,182	81,267	148,812	75,730	73,082
ING BlackRock Large Cap Value Portfolio - Institutional Class	141	248,732	(248,591)	61,970	563,359	(501,389)
ING Evergreen Health Sciences Portfolio - Institutional Class	71,067	69,455	1,612	485,119	288,158	196,961
ING Evergreen Omega Portfolio - Institutional Class	674,617	885,539	(210,922)	382,451	695,650	(313,199)
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	314,285	345,085	(30,800)	2,139,665	221,214	1,918,451
ING FMRSM Large Cap Growth Portfolio - Institutional Class	459,799	1,161,781	(701,982)	5,413,878	1,735,020	3,678,858
ING FMRSM Mid Cap Growth Portfolio - Institutional Class	1,875	72,155	(70,280)	28,295	277,252	(248,957)
ING Global Resources Portfolio - Institutional Class	440,667	212,991	227,676	332,446	195,093	137,353
ING JPMorgan Emerging Markets Equity Portfolio - Institutional Class	469,709	689,519	(219,810)	3,424,112	745,146	2,678,966
ING JPMorgan Small Cap Core Equity Portfolio - Institutional Class	570,692	855,381	(284,689)	781,325	1,077,674	(296,349)
ING JPMorgan Value Opportunities Portfolio - Institutional Class	142,667	421,621	(278,954)	1,084,251	129,860	954,391
ING Julius Baer Foreign Portfolio - Institutional Class	876,192	543,125	333,067	1,132,071	427,208	704,863

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

			Year Ending December 31
		2007			2006

	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

ING Investors Trust (continued):
ING Legg Mason Value Portfolio - Institutional Class	127,152	89,251	37,901	616,470	119,004	497,466
ING LifeStyle Aggressive Growth Portfolio - Institutional Class	623,046	322,028	301,018	278,333	9,061	269,272
ING LifeStyle Growth Portfolio - Institutional Class	1,021,658	146,152	875,506	657,860	40,220	617,640
ING LifeStyle Moderate Growth Portfolio - Institutional Class	571,444	38,331	533,113	238,921	13,044	225,877
ING LifeStyle Moderate Portfolio - Institutional Class	232,766	39,870	192,896	28,342	558	27,784
ING Limited Maturity Bond Portfolio - Service Class	261,166	410,387	(149,221)	2,521,642	543,831	1,977,811
ING Liquid Assets Portfolio - Institutional Class	8,309,371	7,159,369	1,150,002	6,183,664	6,446,342	(262,678)
ING Liquid Assets Portfolio - Service Class	3,473,450	3,060,713	412,737	3,669,840	4,576,966	(907,126)
ING Lord Abbett Affiliated Portfolio - Institutional Class	2	820	(818)	26,735	74,430	(47,695)
ING MarketPro Portfolio - Institutional Class	5,661	16,462	(10,801)	10,882	81	10,801
ING MarketStyle Growth Portfolio - Institutional Class	62,914	236,279	(173,365)	217,867	44,502	173,365
ING MarketStyle Moderate Growth Portfolio - Institutional Class	52,522	120,593	(68,071)	71,836	3,765	68,071
ING MarketStyle Moderate Portfolio - Institutional Class	53,588	72,287	(18,699)	18,894	195	18,699
ING Marsico Growth Portfolio - Institutional Class	543,333	441,375	101,958	252,023	129,266	122,757
ING Marsico International Opportunities Portfolio - Institutional Class	550,061	456,480	93,581	2,088,230	998,916	1,089,314
ING MFS Total Return Portfolio - Institutional Class	75,667	72,554	3,113	100,829	73,303	27,526
ING MFS Utilities Portfolio - Service Class	693,297	601,637	91,660	570,990	547,090	23,900
ING Oppenheimer Main Street Portfolio® - Institutional Class	54,112	42,156	11,956	63,698	5,685	58,013
ING Pioneer Fund Portfolio - Institutional Class	35,004	12,109	22,895	122,761	27,902	94,859
ING Pioneer Mid Cap Value Portfolio - Institutional Class	293,814	796,438	(502,624)	438,542	419,903	18,639
ING Stock Index Portfolio - Institutional Class	812,406	2,957,229	(2,144,823)	1,944,126	4,278,229	(2,334,103)
ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class	389,328	343,180	46,148	701,306	494,366	206,940
ING T. Rowe Price Equity Income Portfolio - Institutional Class	304,486	184,337	120,149	411,522	270,465	141,057
ING UBS U.S. Allocation Portfolio - Service Class	8,246	21,744	(13,498)	22,273	798	21,475
ING Van Kampen Capital Growth Portfolio - Institutional Class	2,121	74,599	(72,478)	24,198	70,547	(46,349)
ING Van Kampen Growth and Income Portfolio - Service Class	217,690	102,366	115,324	220,213	26,455	193,758
ING VP Index Plus International Equity Portfolio - Service Class	175,384	458,177	(282,793)	4,113,249	607,122	3,506,127
ING Wells Fargo Small Cap Disciplined Portfolio - Service Class	178,195	411,775	(233,580)	2,305,762	468,574	1,837,188

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

			Year Ending December 31
		2007			2006

	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

ING Partners, Inc.:
ING American Century Large Company Value Portfolio - Initial Class	-	2,954	(2,954)	3,789	947	2,842
ING American Century Small-Mid Cap Value Portfolio - Initial Class	822	13,996	(13,174)	50,996	75,679	(24,683)
ING Baron Small Cap Growth Portfolio - Initial Class	432,438	76,577	355,861	663,209	394,221	268,988
ING Columbia Small Cap Value II Portfolio - Initial Class	226,895	177,687	49,208	804,997	163,160	641,837
ING Fundamental Research Portfolio - Initial Class	-	1,279	(1,279)	1,330	51	1,279
ING JPMorgan Mid Cap Value Portfolio - Initial Class	367,421	315,938	51,483	575,233	421,093	154,140
ING Legg Mason Partners Aggressive Growth Portfolio - Initial Class	352	4,021	(3,669)	4,132	35,135	(31,003)
ING Lord Abbett U.S. Government Securities Portfolio - Initial Class	321,096	279,998	41,098	2,157,951	401,980	1,755,971
ING Neuberger Berman Partners Portfolio - Initial Class	116,596	75,518	41,078	51,190	831	50,359
ING Neuberger Berman Regency Portfolio - Initial Class	41,103	16,008	25,095	23,246	432	22,814
ING Oppenheimer Global Portfolio - Initial Class	154,555	99,952	54,603	163,460	120,634	42,826
ING Oppenheimer Strategic Income Portfolio - Service Class	308,132	104,481	203,651	134,587	156,381	(21,794)
ING PIMCO Total Return Portfolio - Initial Class	455,518	241,936	213,582	1,008,434	302,837	705,597
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	196,107	470,561	(274,454)	441,943	936,122	(494,179)
ING UBS U.S. Large Cap Equity Portfolio - Initial Class	52,044	375,193	(323,149)	527,947	39,167	488,780
ING Van Kampen Comstock Portfolio - Initial Class	119,522	176,595	(57,073)	678,603	636,803	41,800
ING Van Kampen Equity and Income Portfolio - Initial Class	49,391	18,232	31,159	138,479	40,731	97,748
ING Strategic Allocation Portfolios, Inc.:
ING VP Strategic Allocation Conservative Portfolio - Class I	117	5,458	(5,341)	7,017	3,738	3,279
ING VP Strategic Allocation Growth Portfolio - Class I	-	10,923	(10,923)	109,776	312,034	(202,258)
ING VP Strategic Allocation Moderate Portfolio - Class I	188	134,753	(134,565)	59,991	162,562	(102,571)
ING Variable Funds:
ING VP Growth and Income Portfolio - Class I	1,637	11	1,626	-	-	-
ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap Portfolio - Class I	131,103	131,501	(398)	772,110	179,314	592,796
ING VP Index Plus MidCap Portfolio - Class I	206,760	183,730	23,030	306,430	685,143	(378,713)
ING VP Index Plus SmallCap Portfolio - Class I	130,225	171,333	(41,108)	568,816	415,565	153,251
ING VP Value Opportunity Portfolio - Class I	89	25,266	(25,177)	7,460	25,870	(18,410)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

			Year Ending December 31
		2007			2006

	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

ING Variable Products Trust:
ING VP High Yield Bond Portfolio - Class I	3,053,468	3,130,036	(76,568)	2,469,077	1,441,595	1,027,482
ING VP MidCap Opportunities Portfolio - Class I	75	69,596	(69,521)	12,637	44,750	(32,113)
ING VP Real Estate Portfolio - Class S	379,486	531,430	(151,944)	1,010,461	841,621	168,840
ING VP SmallCap Opportunities Portfolio - Class I	119,255	68,360	50,895	135,210	154,193	(18,983)
ING VP Balanced Portfolio, Inc.:
ING VP Balanced Portfolio - Class I	142,631	443,524	(300,893)	2,076,838	250,249	1,826,589
ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I	345,830	229,827	116,003	670,763	435,872	234,891
M Fund, Inc.:
Brandes International Equity Fund	118,928	140,820	(21,892)	259,978	184,687	75,291
Business Opportunity Value Fund	31,790	40,796	(9,006)	37,942	49,900	(11,958)
Frontier Capital Appreciation Fund	39,627	56,285	(16,658)	184,119	118,765	65,354
Turner Core Growth Fund	43,872	89,240	(45,368)	204,241	183,200	21,041
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio® - Class I	14,188	1,702	12,486	4,942	1,702	2,805
Van Eck Worldwide Insurance Trust:
Van Eck Worldwide Hard Assets Fund	239	120,934	(120,695)	155,449	304,471	(149,022)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

8.	Unit Summary

	Division/Contract	Units	Unit Value	Extended Value

	AIM V.I. Core Equity Fund - Series I Shares
	Contracts in accumulation period:
	Class A	1,164,082.573	$ 11.71	$ 13,631,407
	Class B	180,464.309	11.85	2,138,502
		1,344,546.882		$ 15,769,909

	American Funds Insurance Series® Growth Fund - Class 2
	Contracts in accumulation period:
	Class A	1,550,283.712	$ 20.23	$ 31,362,239
	Class B	1,415,671.548	20.95	29,658,319
	ING Corporate Advantage VUL	9,113.616	14.80	134,882
		2,975,068.876		$ 61,155,440

	American Funds Insurance Series® Growth-Income Fund -
	Class 2
	Contracts in accumulation period:
	Class A	903,573.928	$ 17.71	$ 16,002,294
	Class B	820,170.999	18.35	15,050,138
	ING Corporate Advantage VUL	3,170.792	13.22	41,918
		1,726,915.719		$ 31,094,350

	American Funds Insurance Series® International Fund - Class 2
	Contracts in accumulation period:
	Class A	981,406.939	$ 27.84	$ 27,322,369
	Class B	1,176,462.895	28.84	33,929,190
	ING Corporate Advantage VUL	3,544.172	17.65	62,555
		2,161,414.006		$ 61,314,114

	Fidelity® VIP Equity-Income Portfolio - Service Class
	Contracts in accumulation period:
	Class A	167,959.272	$ 13.32	$ 2,237,218
	Class B	125,255.720	13.59	1,702,225
	ING Corporate Advantage VUL	2,872.420	13.30	38,203
		296,087.412		$ 3,977,646

	Fidelity® VIP Contrafund® Portfolio - Service Class
	Contracts in accumulation period:
	Class A	580,603.469	$ 15.57	$ 9,039,996
	Class B	496,784.713	15.89	7,893,909
	ING Corporate Advantage VUL	4,107.218	15.50	63,662
		1,081,495.400		$ 16,997,567

	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
	Contracts in accumulation period:
	Class A	26,325.634	$ 10.88	$ 286,423
	Class B	13,702.262	11.11	152,232
		40,027.896		$ 438,655

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING AllianceBernstein Mid Cap Growth Portfolio - Institutional
Class
Contracts in accumulation period:
Class A	143,405.192	$ 14.29	$ 2,049,260
Class B	82,046.340	14.58	1,196,236
ING Corporate Advantage VUL	315.841	21.60	6,822
	225,767.373		$ 3,252,318

ING BlackRock Large Cap Growth Portfolio - Institutional
Class
Contracts in accumulation period:
Class A	110,654.714	$ 13.17	$ 1,457,323
Class B	43,694.182	13.44	587,250
	154,348.896		$ 2,044,573

ING BlackRock Large Cap Value Portfolio - Institutional Class
Contracts in accumulation period:
Class A	1,410,385.562	$ 13.83	$ 19,505,632
Class B	82,054.286	14.22	1,166,812
	1,492,439.848		$ 20,672,444

ING Evergreen Health Sciences Portfolio - Institutional Class
Contracts in accumulation period:
Class A	123,379.292	$ 13.38	$ 1,650,815
Class B	71,427.214	13.66	975,696
ING Corporate Advantage VUL	3,766.861	11.86	44,675
	198,573.367		$ 2,671,186

ING Evergreen Omega Portfolio - Institutional Class
Contracts in accumulation period:
Class A	1,974,217.236	$ 13.36	$ 26,375,542
Class B	444,139.419	13.63	6,053,620
	2,418,356.655		$ 32,429,162

ING FMRSM Diversified Mid Cap Portfolio - Institutional Class
Contracts in accumulation period:
Class A	1,658,598.719	$ 11.28	$ 18,708,994
Class B	228,674.870	11.43	2,613,754
ING Corporate Advantage VUL	377.482	13.10	4,945
	1,887,651.071		$ 21,327,693

ING FMRSM Large Cap Growth Portfolio - Institutional Class
Contracts in accumulation period:
Class A	6,423,487.781	$ 11.13	$ 71,493,419
Class B	594,770.454	11.36	6,756,592
	7,018,258.235		$ 78,250,011

ING FMRSM Mid Cap Growth Portfolio - Institutional Class
Contracts in accumulation period:
Class A	172,491.251	$ 8.36	$ 1,442,027
Class B	112,601.808	11.81	1,329,827
	285,093.059		$ 2,771,854

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING Global Resources Portfolio - Institutional Class
Contracts in accumulation period:
Class A	293,431.690	$ 35.91	$ 10,537,132
Class B	233,013.561	31.40	7,316,626
ING Corporate Advantage VUL	183.738	21.32	3,917
	526,628.989		$ 17,857,675

ING JPMorgan Emerging Markets Equity Portfolio -
Institutional Class
Contracts in accumulation period:
Class A	1,599,092.670	$ 15.76	$ 25,201,700
Class B	858,495.033	15.96	13,701,581
ING Corporate Advantage VUL	1,568.443	16.04	25,158
	2,459,156.146		$ 38,928,439

ING JPMorgan Small Cap Core Equity Portfolio - Institutional
Class
Contracts in accumulation period:
Class A	1,719,704.516	$ 14.08	$ 24,213,440
Class B	357,359.417	14.47	5,170,991
ING Corporate Advantage VUL	389.115	12.86	5,004
	2,077,453.048		$ 29,389,435

ING JPMorgan Value Opportunities Portfolio - Institutional
Class
Contracts in accumulation period:
Class A	394,351.029	$ 12.55	$ 4,949,105
Class B	280,316.241	12.80	3,588,048
ING Corporate Advantage VUL	770.174	12.80	9,858
	675,437.444		$ 8,547,011

ING Julius Baer Foreign Portfolio - Institutional Class
Contracts in accumulation period:
Class A	703,772.684	$ 17.62	$ 12,400,475
Class B	529,301.135	17.98	9,516,834
ING Corporate Advantage VUL	2,572.780	17.90	46,053
	1,235,646.599		$ 21,963,362

ING Legg Mason Value Portfolio - Institutional Class
Contracts in accumulation period:
Class A	325,507.472	$ 11.87	$ 3,863,774
Class B	388,447.262	12.20	4,739,057
ING Corporate Advantage VUL	689.340	11.48	7,914
	714,644.074		$ 8,610,745

ING LifeStyle Aggressive Growth Portfolio - Institutional Class
Contracts in accumulation period:
Class A	198,341.414	$ 14.79	$ 2,933,470
Class B	371,782.541	14.98	5,569,302
ING Corporate Advantage VUL	166.439	14.98	2,493
	570,290.394		$ 8,505,265

ING LifeStyle Growth Portfolio - Institutional Class
Contracts in accumulation period:
Class A	732,532.012	$ 14.21	$ 10,409,280
Class B	756,936.311	14.39	10,892,314
ING Corporate Advantage VUL	3,677.255	14.39	52,916
	1,493,145.578		$ 21,354,510

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING LifeStyle Moderate Growth Portfolio - Institutional Class
Contracts in accumulation period:
Class A	413,367.104	$ 13.63	$ 5,634,194
Class B	342,062.229	13.80	4,720,459
ING Corporate Advantage VUL	3,560.802	13.80	49,139
	758,990.135		$ 10,403,792

ING LifeStyle Moderate Portfolio - Institutional Class
Contracts in accumulation period:
Class A	24,492.153	$ 13.19	$ 323,051
Class B	194,829.634	13.36	2,602,924
ING Corporate Advantage VUL	1,358.086	13.36	18,144
	220,679.873		$ 2,944,119

ING Limited Maturity Bond Portfolio - Service Class
Contracts in accumulation period:
Class A	1,462,644.541	$ 10.90	$ 15,942,825
Class B	596,454.783	14.80	8,827,531
ING Corporate Advantage VUL	1,296.334	11.19	14,506
	2,060,395.658		$ 24,784,862

ING Liquid Assets Portfolio - Institutional Class
Contracts in accumulation period:
Class A	6,946,210.007	$ 11.16	$ 77,519,704
	6,946,210.007		$ 77,519,704

ING Liquid Assets Portfolio - Service Class
Contracts in accumulation period:
Class B	2,448,258.179	$ 13.09	$ 32,047,700
ING Corporate Advantage VUL	14,479.793	11.24	162,753
	2,462,737.972		$ 32,210,453

ING Lord Abbett Affiliated Portfolio - Institutional Class
Contracts in accumulation period:
Class A	10,569.504	$ 18.12	$ 191,519
Class B	5,888.006	18.77	110,518
	16,457.510		$ 302,037

ING Marsico Growth Portfolio - Institutional Class
Contracts in accumulation period:
Class A	220,704.512	$ 18.39	$ 4,058,756
Class B	382,827.629	11.51	4,406,346
ING Corporate Advantage VUL	177.480	13.81	2,451
	603,709.621		$ 8,467,553

ING Marsico International Opportunities Portfolio -
Institutional Class
Contracts in accumulation period:
Class A	494,207.657	$ 18.44	$ 9,113,189
Class B	687,045.715	18.81	12,923,330
ING Corporate Advantage VUL	1,641.482	18.81	30,876
	1,182,894.854		$ 22,067,395

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING MFS Total Return Portfolio - Institutional Class
Contracts in accumulation period:
Class A	240,769.441	$ 15.10	$ 3,635,619
Class B	178,013.780	17.40	3,097,440
ING Corporate Advantage VUL	182.993	12.30	2,251
	418,966.214		$ 6,735,310

ING MFS Utilities Portfolio - Service Class
Contracts in accumulation period:
Class A	751,186.147	$ 18.79	$ 14,114,788
Class B	350,276.407	19.17	6,714,799
ING Corporate Advantage VUL	403.292	19.17	7,731
	1,101,865.846		$ 20,837,318

ING Oppenheimer Main Street Portfolio® - Institutional Class
Contracts in accumulation period:
Class A	28,948.901	$ 13.21	$ 382,415
Class B	46,431.443	11.88	551,606
	75,380.344		$ 934,021

ING Pioneer Fund Portfolio - Institutional Class
Contracts in accumulation period:
Class A	97,973.795	$ 13.37	$ 1,309,910
Class B	19,780.261	13.64	269,803
	117,754.056		$ 1,579,713

ING Pioneer Mid Cap Value Portfolio - Institutional Class
Contracts in accumulation period:
Class A	645,029.124	$ 12.87	$ 8,301,525
Class B	302,717.590	13.13	3,974,682
ING Corporate Advantage VUL	593.586	13.13	7,794
	948,340.300		$ 12,284,001

ING Stock Index Portfolio - Institutional Class
Contracts in accumulation period:
Class A	12,008,940.480	$ 13.68	$ 164,282,306
Class B	2,703,649.526	14.06	38,013,312
ING Corporate Advantage VUL	2,666.376	13.18	35,143
	14,715,256.382		$ 202,330,761

ING T. Rowe Price Capital Appreciation Portfolio - Institutional
Class
Contracts in accumulation period:
Class A	1,421,159.299	$ 19.40	$ 27,570,490
Class B	1,141,089.291	20.41	23,289,632
ING Corporate Advantage VUL	1,571.659	13.18	20,714
	2,563,820.249		$ 50,880,836

ING T. Rowe Price Equity Income Portfolio - Institutional Class
Contracts in accumulation period:
Class A	668,912.898	$ 18.22	$ 12,187,593
Class B	492,775.237	17.32	8,534,867
ING Corporate Advantage VUL	5,510.540	13.11	72,243
	1,167,198.675		$ 20,794,703

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING UBS U.S. Allocation Portfolio - Service Class
Contracts in accumulation period:
Class A	3,962.298	$ 12.12	$ 48,023
Class B	5,443.225	12.37	67,333
	9,405.523		$ 115,356

ING Van Kampen Capital Growth Portfolio - Institutional Class
Contracts in accumulation period:
Class A	195,746.240	$ 15.28	$ 2,991,003
Class B	76,274.616	15.71	1,198,274
	272,020.856		$ 4,189,277

ING Van Kampen Growth and Income Portfolio - Service Class
Contracts in accumulation period:
Class A	176,583.793	$ 13.10	$ 2,313,248
Class B	223,953.957	13.37	2,994,264
ING Corporate Advantage VUL	232.973	13.30	3,099
	400,770.723		$ 5,310,611

ING VP Index Plus International Equity Portfolio - Service
Class
Contracts in accumulation period:
Class A	2,839,786.538	$ 13.82	$ 39,245,850
Class B	384,218.312	14.04	5,394,425
	3,224,004.850		$ 44,640,275

ING Wells Fargo Small Cap Disciplined Portfolio - Service Class
Contracts in accumulation period:
Class A	1,027,595.402	$ 10.03	$ 10,306,782
Class B	575,845.759	10.15	5,844,834
ING Corporate Advantage VUL	166.882	10.21	1,704
	1,603,608.043		$ 16,153,320

ING American Century Large Company Value Portfolio - Initial
Class
Contracts in accumulation period:
Class A	1,796.008	$ 12.36	$ 22,199
Class B	1,215.972	12.61	15,333

	3,011.980		$ 37,532

ING American Century Small-Mid Cap Value Portfolio - Initial
Class
Contracts in accumulation period:
Class A	24,280.046	$ 12.66	$ 307,385
Class B	15,575.919	12.92	201,241
	39,855.965		$ 508,626

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING Baron Small Cap Growth Portfolio - Initial Class
Contracts in accumulation period:
Class A	452,203.005	$ 13.42	$ 6,068,564
Class B	378,192.098	13.70	5,181,232
ING Corporate Advantage VUL	4,047.524	13.24	53,589
	834,442.627		$ 11,303,385

ING Columbia Small Cap Value II Portfolio - Initial Class
Contracts in accumulation period:
Class A	401,244.916	$ 10.36	$ 4,156,897
Class B	287,018.190	10.50	3,013,691
ING Corporate Advantage VUL	2,781.495	10.50	29,206
	691,044.601		$ 7,199,794

ING JPMorgan Mid Cap Value Portfolio - Initial Class
Contracts in accumulation period:
Class A	378,279.901	$ 19.46	$ 7,361,327
Class B	429,498.615	20.16	8,658,692
ING Corporate Advantage VUL	6,000.662	13.05	78,309
	813,779.178		$ 16,098,328

ING Legg Mason Partners Aggressive Growth Portfolio - Initial
Class
Contracts in accumulation period:
Class A	5,008.743	$ 16.44	$ 82,344
Class B	6,303.747	17.03	107,353
	11,312.490		$ 189,697

ING Lord Abbett U.S. Government Securities Portfolio - Initial
Class
Contracts in accumulation period:
Class A	1,454,421.666	$ 11.16	$ 16,231,346
Class B	342,646.922	11.30	3,871,910
	1,797,068.588		$ 20,103,256

ING Neuberger Berman Partners Portfolio - Initial Class
Contracts in accumulation period:
Class A	64,522.740	$ 11.21	$ 723,300
Class B	26,692.851	11.35	302,964
ING Corporate Advantage VUL	221.436	11.52	2,551

	91,437.027		$ 1,028,815

ING Neuberger Berman Regency Portfolio - Initial Class
Contracts in accumulation period:
Class A	20,199.852	$ 10.32	$ 208,462
Class B	27,709.207	10.45	289,561
	47,909.059		$ 498,023

ING Oppenheimer Global Portfolio - Initial Class
Contracts in accumulation period:
Class A	245,911.290	$ 14.90	$ 3,664,078
Class B	185,462.504	15.21	2,820,885
ING Corporate Advantage VUL	557.612	15.02	8,375
	431,931.406		$ 6,493,338

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING Oppenheimer Strategic Income Portfolio - Service Class
Contracts in accumulation period:
Class A	581,690.360	$ 11.74	$ 6,829,045
Class B	199,796.442	11.98	2,393,561
ING Corporate Advantage VUL	820.480	12.05	9,887
	782,307.282		$ 9,232,493

ING PIMCO Total Return Portfolio - Initial Class
Contracts in accumulation period:
Class A	1,112,551.054	$ 12.12	$ 13,484,119
Class B	695,949.308	12.55	8,734,164
ING Corporate Advantage VUL	13,300.931	11.80	156,951
	1,821,801.293		$ 22,375,234

ING T. Rowe Price Diversified Mid Cap Growth Portfolio -
Initial Class
Contracts in accumulation period:
Class A	2,440,712.857	$ 14.31	$ 34,926,601
Class B	689,248.426	14.60	10,063,027
ING Corporate Advantage VUL	149.949	14.17	2,125
	3,130,111.232		$ 44,991,753

ING UBS U.S. Large Cap Equity Portfolio - Initial Class
Contracts in accumulation period:
Class A	89,910.844	$ 12.88	$ 1,158,052
Class B	82,079.734	13.15	1,079,349
	171,990.578		$ 2,237,401

ING Van Kampen Comstock Portfolio - Initial Class
Contracts in accumulation period:
Class A	373,518.004	$ 14.44	$ 5,393,600
Class B	370,044.001	15.06	5,572,863
ING Corporate Advantage VUL	2,681.119	12.15	32,576
	746,243.124		$ 10,999,039

ING Van Kampen Equity and Income Portfolio - Initial Class
Contracts in accumulation period:
Class A	72,520.536	$ 13.35	$ 968,149
Class B	152,956.288	13.94	2,132,211
ING Corporate Advantage VUL	902.402	12.80	11,551
	226,379.226		$ 3,111,911

ING VP Strategic Allocation Conservative Portfolio - Class I
Contracts in accumulation period:
Class A	8,217.600	$ 12.20	$ 100,255
Class B	1,946.118	12.50	24,326
	10,163.718		$ 124,581

ING VP Strategic Allocation Growth Portfolio - Class I
Contracts in accumulation period:
Class A	51,695.982	$ 13.55	$ 700,481
Class B	89,090.652	13.89	1,237,469
	140,786.634		$ 1,937,950

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING VP Strategic Allocation Moderate Portfolio - Class I
Contracts in accumulation period:
Class A	39,866.924	$ 12.90	$ 514,283
Class B	117,188.254	13.22	1,549,229
	157,055.178		$ 2,063,512

ING VP Growth and Income Portfolio - Class I
Contracts in accumulation period:
Class A	27.092	$ 9.97	$ 270
Class B	1,598.602	9.98	15,954
	1,625.694		$ 16,224

ING VP Index Plus LargeCap Portfolio - Class I
Contracts in accumulation period:
Class A	664,343.386	$ 13.54	$ 8,995,209
Class B	356,828.949	14.14	5,045,561
ING Corporate Advantage VUL	20.290	13.04	265
	1,021,192.625		$ 14,041,035

ING VP Index Plus MidCap Portfolio - Class I
Contracts in accumulation period:
Class A	574,579.284	$ 15.77	$ 9,061,115
Class B	394,678.814	16.47	6,500,360
ING Corporate Advantage VUL	945.998	13.12	12,411
	970,204.096		$ 15,573,886

ING VP Index Plus SmallCap Portfolio - Class I
Contracts in accumulation period:
Class A	434,410.886	$ 15.04	$ 6,533,540
Class B	412,144.534	15.70	6,470,669
	846,555.420		$ 13,004,209

ING VP Value Opportunity Portfolio - Class I
Contracts in accumulation period:
Class A	102,739.268	$ 11.69	$ 1,201,022
Class B	46,063.607	11.87	546,775
	148,802.875		$ 1,747,797

ING VP High Yield Bond Portfolio - Class I
Contracts in accumulation period:
Class A	1,895,866.115	$ 11.37	$ 21,555,998
Class B	483,169.435	11.61	5,609,597
ING Corporate Advantage VUL	759.313	11.53	8,755
	2,379,794.863		$ 27,174,350

ING VP MidCap Opportunities Portfolio - Class I
Contracts in accumulation period:
Class A	44,012.780	$ 14.76	$ 649,629
Class B	94,418.640	15.52	1,465,377
	138,431.420		$ 2,115,006

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING VP Real Estate Portfolio - Class S
Contracts in accumulation period:
Class A	781,795.830	$ 12.98	$ 10,147,710
Class B	452,043.156	13.24	5,985,051
ING Corporate Advantage VUL	1,017.338	13.24	13,470
	1,234,856.324		$ 16,146,231

ING VP SmallCap Opportunities Portfolio - Class I
Contracts in accumulation period:
Class A	238,513.272	$ 10.78	$ 2,571,173
Class B	198,547.167	11.34	2,251,525
ING Corporate Advantage VUL	216.191	14.48	3,130
	437,276.630		$ 4,825,828

ING VP Balanced Portfolio - Class I
Contracts in accumulation period:
Class A	1,312,271.367	$ 11.06	$ 14,513,721
Class B	213,424.629	11.20	2,390,356
	1,525,695.996		$ 16,904,077

ING VP Intermediate Bond Portfolio - Class I
Contracts in accumulation period:
Class A	707,102.630	$ 13.17	$ 9,312,542
Class B	947,208.387	13.76	13,033,587
ING Corporate Advantage VUL	13,809.122	11.44	157,976
	1,668,120.139		$ 22,504,105

Brandes International Equity Fund
Contracts in accumulation period:
Class A	938,463.618	$ 21.25	$ 19,942,352
Class B	58,462.387	22.36	1,307,219
	996,926.005		$ 21,249,571

Business Opportunity Value Fund
Contracts in accumulation period:
Class A	168,606.471	$ 15.05	$ 2,537,527
Class B	37,954.040	15.71	596,258
	206,560.511		$ 3,133,785

Frontier Capital Appreciation Fund
Contracts in accumulation period:
Class A	527,130.980	$ 19.16	$ 10,099,830
Class B	30,147.499	20.16	607,774
	557,278.479		$ 10,707,604

Turner Core Growth Fund
Contracts in accumulation period:
Class A	196,313.317	$ 15.10	$ 2,964,331
Class B	47,265.033	15.89	751,041
	243,578.350		$ 3,715,372

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

Neuberger Berman AMT Socially Responsive Portfolio® - Class
I
Contracts in accumulation period:
Class A	12,816.007	$ 13.71	$ 175,707
Class B	6,168.256	14.00	86,356
ING Corporate Advantage VUL	405.010	13.62	5,516
	19,389.273		$ 267,579

Van Eck Worldwide Hard Assets Fund
Contracts in accumulation period:
Class A	232,235.018	$ 43.86	$ 10,185,828
Class B	64,393.061	42.77	2,754,091
	296,628.079		$ 12,939,919

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

9. Financial Highlights

A summary of unit values, units outstanding and net assets for Policies, expense ratios, excluding expenses of underlying Funds, investment income ratios, and total return for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, follows:

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

AIM V.I. Core Equity Fund - Series I Shares
2007	1,345	$11.71 to $11.85	$15,770	1.03%	0.00% to 0.75%	7.33% to 8.12%
2006	1,729	$10.91 to $10.96	$18,879	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
American Funds Insurance Series® Growth Fund - Class 2
2007	2,975	$14.80 to $20.95	$61,155	0.85%	0.00% to 0.75%	11.52% to 12.38%
2006	2,599	$13.17 to $18.65	$47,749	0.88%	0.00% to 0.75%	9.41% to 10.22%
2005	2,000	$16.58 to $16.92	$33,471	0.77%	0.00% to 0.75%	15.30% to 16.21%
2004	1,361	$14.38 to $14.56	$19,658	0.24%	0.00% to 0.75%	11.65% to 12.43%
2003	305	$12.88 to $12.95	$3,929	(a)	0.00% to 0.75%	(a)
American Funds Insurance Series® Growth-Income Fund -
Class 2
2007	1,727	$13.22 to $18.35	$31,094	1.67%	0.00% to 0.75%	4.24% to 5.10%
2006	1,457	$12.58 to $17.46	$25,076	1.66%	0.00% to 0.75%	14.33% to 15.17%
2005	1,223	$14.86 to $15.16	$18,342	1.45%	0.00% to 0.75%	5.09% to 5.87%
2004	947	$14.14 to $14.32	$13,451	1.19%	0.00% to 0.75%	9.53% to 10.32%
2003	268	$12.91 to $12.98	$3,463	(a)	0.00% to 0.75%	(a)
American Funds Insurance Series® International Fund -
Class 2
2007	2,161	$17.65 to $28.84	$61,314	1.62%	0.00% to 0.75%	19.13% to 20.02%
2006	1,886	$14.71 to $24.03	$44,727	1.91%	0.00% to 0.75%	18.09% to 19.02%
2005	1,292	$19.79 to $20.19	$25,807	1.72%	0.00% to 0.75%	20.60% to 21.48%
2004	828	$16.41 to $16.62	$13,661	1.90%	0.00% to 0.75%	18.40% to 19.31%
2003	174	$13.86 to $13.93	$2,412	(a)	0.00% to 0.75%	(a)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

Fidelity® VIP Equity-Income Portfolio - Service Class
2007	296	$13.30 to $13.59	$3,978	2.46%	0.00% to 0.75%	0.68% to 1.45%
2006	123	$13.11 to $13.40	$1,640	3.02%	0.00% to 0.75%	19.19% to 20.07%
2005	10	$11.10 to $11.16	$108	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
Fidelity® VIP Contrafund® Portfolio - Service Class
2007	1,081	$15.50 to $15.89	$16,998	1.03%	0.00% to 0.75%	16.63% to 17.53%
2006	627	$13.19 to $13.52	$8,408	1.29%	0.00% to 0.75%	10.70% to 11.55%
2005	170	$12.06 to $12.12	$2,048	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
Fidelity® VIP Investment Grade Bond Portfolio - Initial
Class
2007	40	$10.88 to $11.11	$439	4.39%	0.00% to 0.75%	3.52% to 4.42%
2006	49	$10.51 to $10.64	$518	3.88%	0.00% to 0.75%	3.55% to 4.31%
2005	44	$10.15 to $10.20	$448	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING AllianceBernstein Mid Cap Growth Portfolio -
Institutional Class
2007	226	$14.29 to $21.60	$3,252	0.11%	0.00% to 0.75%	10.26% to 11.13%
2006	189	$12.96 to $19.44	$2,452	-	0.00% to 0.75%	1.25% to 1.94%
2005	319	$12.80 to $12.87	$4,083	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING BlackRock Large Cap Growth Portfolio -
Institutional Class
2007	154	$13.17 to $13.44	$2,045	-	0.00% to 0.75%	6.30% to 7.09%
2006	73	$12.39 to $12.55	$908	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING BlackRock Large Cap Value Portfolio - Institutional
Class
2007	1,492	$13.83 to $14.22	$20,672	0.56%	0.00% to 0.75%	3.75% to 4.56%
2006	1,741	$13.33 to $13.60	$23,235	0.76%	0.00% to 0.75%	15.81% to 16.64%
2005	2,242	$11.51 to $11.66	$25,828	-	0.00% to 0.75%	4.73% to 5.62%
2004	2,532	$10.99 to $11.04	$27,830	(b)	0.00% to 0.75%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING Evergreen Health Sciences Portfolio - Institutional
Class
2007	199	$11.86 to $13.66	$2,671	0.35%	0.00% to 0.75%	7.90% to 8.76%
2006	197	$10.91 to $12.56	$2,450	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Evergreen Omega Portfolio - Institutional Class
2007	2,418	$13.36 to $13.63	$32,429	0.33%	0.00% to 0.75%	11.15% to 11.90%
2006	2,629	$12.02 to $12.18	$31,669	-	0.00% to 0.75%	5.07% to 5.91%
2005	2,942	$11.44 to $11.50	$33,687	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING FMRSM Diversified Mid Cap Portfolio - Institutional
Class
2007	1,888	$11.28 to $13.10	$21,328	0.27%	0.00% to 0.75%	13.94% to 14.87%
2006	1,918	$9.90 to $11.41	$19,003	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING FMRSM Large Cap Growth Portfolio - Institutional
Class
2007	7,018	$11.13 to $11.36	$78,250	0.23%	0.00% to 0.75%	3.06% to 3.84%
2006	7,720	$10.80 to $10.94	$83,464	-	0.00% to 0.75%	1.98% to 2.82%
2005	4,041	$10.59 to $10.64	$42,816	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING FMRSM Mid Cap Growth Portfolio - Institutional
Class
2007	285	$8.36 to $11.81	$2,772	-	0.00% to 0.75%	0.84% to 1.55%
2006	355	$8.29 to $11.63	$3,430	-	0.00% to 0.75%	4.02% to 4.77%
2005	604	$7.97 to $11.10	$5,377	-	0.00% to 0.75%	2.57% to 3.35%
2004	482	$7.77 to $10.74	$4,257	-	0.00% to 0.75%	14.43% to 15.36%
2003	381	$6.79 to $9.31	$2,923	-	0.00% to 0.75%	38.57% to 39.58%
ING Global Resources Portfolio - Institutional Class
2007	527	$21.32 to $35.91	$17,858	0.13%	0.00% to 0.75%	32.61% to 33.58%
2006	299	$15.96 to $27.08	$7,648	0.43%	0.00% to 0.75%	20.79% to 21.75%
2005	162	$19.31 to $22.42	$3,423	0.88%	0.00% to 0.75%	37.04% to 38.03%
2004	96	$13.99 to $16.36	$1,428	1.75%	0.00% to 0.75%	5.89% to 6.71%
2003	4	$13.11 to $15.45	$61	(a)	0.00% to 0.75%	(a)
ING JPMorgan Emerging Markets Equity Portfolio -
Institutional Class
2007	2,459	$15.76 to $16.04	$38,928	1.15%	0.00% to 0.75%	37.76% to 38.90%
2006	2,679	$11.44 to $11.55	$30,686	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING JPMorgan Small Cap Core Equity Portfolio -
Institutional Class
2007	2,077	$12.86 to $14.47	$29,389	0.34%	0.00% to 0.75%	-2.29% to -1.53%
2006	2,362	$13.06 to $14.70	$34,149	0.07%	0.00% to 0.75%	16.12% to 16.95%
2005	2,658	$12.41 to $12.57	$33,048	-	0.00% to 0.75%	3.16% to 3.97%
2004	1,842	$12.03 to $12.09	$22,159	(b)	0.00% to 0.75%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING JPMorgan Value Opportunities Portfolio -
Institutional Class
2007	675	$12.55 to $12.80	$8,547	1.27%	0.00% to 0.75%	-1.72% to -1.01%
2006	954	$12.77 to $12.93	$12,251	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING Julius Baer Foreign Portfolio - Institutional Class
2007	1,236	$17.62 to $17.98	$21,963	0.31%	0.00% to 0.75%	15.84% to 16.75%
2006	903	$15.21 to $15.40	$13,805	-	0.00% to 0.75%	28.68% to 29.63%
2005	198	$11.82 to $11.88	$2,341	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Legg Mason Value Portfolio - Institutional Class
2007	715	$11.48 to $12.20	$8,611	-	0.00% to 0.75%	-6.46% to -5.67%
2006	677	$12.17 to $12.94	$8,682	-	0.00% to 0.75%	6.02% to 6.77%
2005	179	$11.97 to $12.12	$2,157	-	0.00% to 0.75%	5.37% to 6.13%
2004	146	$11.36 to $11.42	$1,660	(b)	0.00% to 0.75%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING LifeStyle Aggressive Growth Portfolio - Institutional
Class
2007	570	$14.79 to $14.98	$8,505	0.76%	0.00% to 0.75%	2.78% to 3.52%
2006	269	$14.39 to $14.47	$3,892	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING LifeStyle Growth Portfolio - Institutional Class
2007	1,493	$14.21 to $14.39	$21,355	1.03%	0.00% to 0.75%	3.35% to 4.12%
2006	618	$13.75 to $13.82	$8,512	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING LifeStyle Moderate Growth Portfolio - Institutional
Class
2007	759	$13.63 to $13.80	$10,404	1.38%	0.00% to 0.75%	4.05% to 4.78%
2006	226	$13.10 to $13.17	$2,963	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING LifeStyle Moderate Portfolio - Institutional Class
2007	221	$13.19 to $13.36	$2,944	1.27%	0.00% to 0.75%	4.52% to 5.28%
2006	28	$12.62 to $12.69	$352	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Limited Maturity Bond Portfolio - Service Class
2007	2,060	$10.90 to $14.80	$24,785	2.03%	0.00% to 0.75%	5.01% to 5.79%
2006	2,210	$10.38 to $13.99	$25,152	6.59%	0.00% to 0.75%	3.08% to 3.86%
2005	232	$10.07 to $13.47	$2,943	3.50%	0.00% to 0.75%	1.58% to 1.58%
2004	103	$13.26	$1,365	7.76%	0.00%	1.38%
2003	36	$13.08	$465	1.26%	0.00%	2.83%
ING Liquid Assets Portfolio - Institutional Class
2007	6,946	$11.16	$77,520	5.49%	0.75%	4.40%
2006	5,796	$10.69	$61,958	5.16%	0.75%	4.19%
2005	6,059	$10.26	$62,163	3.32%	0.75%	2.19%
2004	1,794	$11.60	$20,814	(b)	0.00%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING Liquid Assets Portfolio - Service Class
2007	2,463	$11.24 to $13.09	$32,210	4.58%	0.00%	4.89% to 4.95%
2006	2,050	$10.71 to $12.48	$25,544	4.25%	0.00%	4.70%
2005	2,957	$11.92	$35,249	2.53%	0.00%	2.76%
2004	5,783	$10.04	$58,056	1.79%	0.75%	0.00%
2003	1,827	$11.49	$20,993	0.78%	0.00%	0.70%
ING Lord Abbett Affiliated Portfolio - Institutional Class
2007	16	$18.12 to $18.77	$302	1.98%	0.00% to 0.75%	3.54% to 4.34%
2006	17	$17.50 to $17.99	$305	0.57%	0.00% to 0.75%	17.06% to 17.89%
2005	65	$14.95 to $15.26	$974	1.67%	0.00% to 0.75%	4.91% to 5.75%
2004	66	$14.25 to $14.43	$942	1.27%	0.00% to 0.75%	9.45% to 10.24%
2003	12	$13.02 to $13.09	$161	(a)	0.00% to 0.75%	(a)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING Marsico Growth Portfolio - Institutional Class
2007	604	$11.51 to $18.39	$8,468	0.01%	0.00% to 0.75%	13.59% to 14.53%
2006	502	$10.05 to $16.19	$6,212	-	0.00% to 0.75%	4.45% to 5.13%
2005	379	$9.56 to $15.50	$4,748	-	0.00% to 0.75%	8.32% to 9.13%
2004	283	$8.76 to $14.31	$3,205	-	0.00% to 0.75%	11.97% to 12.89%
2003	182	$7.76 to $12.78	$1,870	-	0.00% to 0.75%	32.88%
ING Marsico International Opportunities Portfolio -
Institutional Class
2007	1,183	$18.44 to $18.81	$22,067	1.09%	0.00% to 0.75%	19.97% to 20.89%
2006	1,089	$15.37 to $15.56	$16,842	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING MFS Total Return Portfolio - Institutional Class
2007	419	$12.30 to $17.40	$6,735	3.04%	0.00% to 0.75%	3.42% to 4.32%
2006	416	$14.60 to $16.68	$6,425	2.59%	0.00% to 0.75%	11.45% to 12.17%
2005	388	$13.10 to $14.87	$5,384	2.32%	0.00% to 0.75%	2.34% to 3.19%
2004	223	$12.80 to $14.41	$3,023	2.53%	0.00% to 0.75%	10.63% to 11.45%
2003	99	$11.57 to $12.93	$1,246	1.00%	0.00% to 0.75%	16.91%
ING MFS Utilities Portfolio - Service Class
2007	1,102	$18.79 to $19.17	$20,837	0.74%	0.00% to 0.75%	26.45% to 27.38%
2006	1,010	$14.86 to $15.05	$15,067	0.11%	0.00% to 0.75%	29.78% to 30.87%
2005	986	$11.45 to $11.50	$11,302	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Oppenheimer Main Street Portfolio® - Institutional
Class
2007	75	$11.88 to $13.21	$934	0.71%	0.00% to 0.75%	3.77% to 4.49%
2006	63	$11.37 to $12.73	$754	0.95%	0.00% to 0.75%	14.38% to 15.31%
2005	5	$9.86 to $11.13	$55	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING Pioneer Fund Portfolio - Institutional Class
2007	118	$13.37 to $13.64	$1,580	1.22%	0.00% to 0.75%	4.53% to 5.33%
2006	95	$12.79 to $12.95	$1,215	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Pioneer Mid Cap Value Portfolio - Institutional Class
2007	948	$12.87 to $13.13	$12,284	0.98%	0.00% to 0.75%	4.89% to 5.72%
2006	1,451	$12.27 to $12.42	$17,861	0.25%	0.00% to 0.75%	11.95% to 12.70%
2005	1,432	$10.96 to $11.02	$15,714	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Stock Index Portfolio - Institutional Class
2007	14,715	$13.18 to $14.06	$202,331	1.71%	0.00% to 0.75%	4.51% to 5.32%
2006	16,860	$13.09 to $13.35	$221,375	1.54%	0.00% to 0.75%	14.72% to 15.48%
2005	19,194	$11.41 to $11.56	$219,406	-	0.00% to 0.75%	3.73% to 4.62%
2004	20,039	$11.00 to $11.05	$220,550	(b)	0.00% to 0.75%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING T. Rowe Price Capital Appreciation Portfolio -
Institutional Class
2007	2,564	$13.18 to $20.41	$50,881	2.01%	0.00% to 0.75%	3.91% to 4.69%
2006	2,518	$12.59 to $19.50	$47,838	1.47%	0.00% to 0.75%	14.05% to 14.91%
2005	2,311	$16.37 to $16.97	$38,330	1.54%	0.00% to 0.75%	7.20% to 8.02%
2004	2,142	$15.27 to $15.71	$33,001	1.32%	0.00% to 0.75%	16.03% to 16.98%
2003	1,686	$13.16 to $13.43	$22,308	0.73%	0.00% to 0.75%	24.39% to 25.28%
ING T. Rowe Price Equity Income Portfolio - Institutional
Class
2007	1,167	$13.11 to $18.22	$20,795	1.67%	0.00% to 0.75%	2.53% to 3.39%
2006	1,047	$12.68 to $17.77	$18,204	1.52%	0.00% to 0.75%	18.55% to 19.37%
2005	906	$14.04 to $14.99	$13,295	1.43%	0.00% to 0.75%	3.38% to 4.15%
2004	735	$13.48 to $14.50	$10,480	1.45%	0.00% to 0.75%	14.17% to 15.12%
2003	220	$11.71 to $12.70	$2,734	0.85%	0.00% to 0.75%	25.37%

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING UBS U.S. Allocation Portfolio - Service Class
2007	9	$12.12 to $12.37	$115	0.51%	0.00% to 0.75%	1.08% to 1.89%
2006	23	$11.99 to $12.14	$277	0.21%	0.00% to 0.75%	10.20% to 10.97%
2005	1	$10.88 to $10.94	$16	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Van Kampen Capital Growth Portfolio - Institutional
Class
2007	272	$15.28 to $15.71	$4,189	-	0.00% to 0.75%	20.60% to 21.50%
2006	344	$12.67 to $12.93	$4,389	-	0.00% to 0.75%	3.51% to 4.36%
2005	391	$12.24 to $12.39	$4,803	0.49%	0.00% to 0.75%	14.61% to 15.47%
2004	440	$10.68 to $10.73	$4,704	(b)	0.00% to 0.75%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING Van Kampen Growth and Income Portfolio - Service
Class
2007	401	$13.10 to $13.37	$5,311	1.51%	0.00% to 0.75%	1.79% to 2.61%
2006	285	$12.87 to $13.03	$3,695	1.02%	0.00% to 0.75%	15.12% to 15.93%
2005	92	$11.18 to $11.24	$1,028	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING VP Index Plus International Equity Portfolio - Service
Class
2007	3,224	$13.82 to $14.04	$44,640	-	0.00% to 0.75%	7.30% to 8.17%
2006	3,507	$12.88 to $12.98	$45,205	1.93%	0.00% to 0.75%	24.08%
2005	1	$10.38 to $10.38	$7	(c)	0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Wells Fargo Small Cap Disciplined Portfolio -
Service Class
2007	1,604	$10.03 to $10.21	$16,153	-	0.00% to 0.75%	-4.39% to -3.68%
2006	1,837	$10.49 to $10.60	$19,303	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING American Century Large Company Value Portfolio -
Initial Class
2007	3	$12.36 to $12.61	$38	1.75%	0.00% to 0.75%	-2.45% to -1.71%
2006	6	$12.67 to $12.83	$76	1.12%	0.00% to 0.75%	18.63% to 19.57%
2005	3	$10.68 to $10.73	$33	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING American Century Small-Mid Cap Value Portfolio -
Initial Class
2007	40	$12.66 to $12.92	$509	0.66%	0.00% to 0.75%	-3.43% to -2.71%
2006	53	$13.11 to $13.28	$699	0.02%	0.00% to 0.75%	14.90% to 15.78%
2005	78	$11.41 to $11.47	$888	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Baron Small Cap Growth Portfolio - Initial Class
2007	834	$13.24 to $13.70	$11,303	-	0.00% to 0.75%	5.50% to 6.37%
2006	479	$12.45 to $12.88	$6,123	-	0.00% to 0.75%	14.70% to 15.52%
2005	210	$11.09 to $11.15	$2,330	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Columbia Small Cap Value II Portfolio - Initial Class
2007	691	$10.36 to $10.50	$7,200	0.16%	0.00% to 0.75%	2.37% to 3.24%
2006	642	$10.12 to $10.17	$6,507	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING JPMorgan Mid Cap Value Portfolio - Initial Class
2007	814	$13.05 to $20.16	$16,098	0.76%	0.00% to 0.75%	1.83% to 2.60%
2006	762	$12.72 to $19.65	$14,756	0.02%	0.00% to 0.75%	15.96% to 16.89%
2005	608	$16.48 to $16.81	$10,114	0.62%	0.00% to 0.75%	7.92% to 8.66%
2004	402	$15.27 to $15.47	$6,176	0.46%	0.00% to 0.75%	19.95% to 20.86%
2003	89	$12.73 to $12.80	$1,139	(a)	0.00% to 0.75%	(a)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING Legg Mason Partners Aggressive Growth Portfolio -
Initial Class
2007	11	$16.44 to $17.03	$190	-	0.00% to 0.75%	-2.32% to -1.62%
2006	15	$16.83 to $17.31	$256	-	0.00% to 0.75%	9.43% to 10.33%
2005	46	$15.38 to $15.69	$711	-	0.00% to 0.75%	10.65% to 11.43%
2004	16	$13.90 to $14.08	$226	-	0.00% to 0.75%	8.85% to 9.74%
2003	10	$12.77 to $12.83	$123	(a)	0.00% to 0.75%	(a)
ING Lord Abbett U.S. Government Securities Portfolio -
Initial Class
2007	1,797	$11.16 to $11.30	$20,103	5.20%	0.00% to 0.75%	6.49% to 7.31%
2006	1,756	$10.48 to $10.53	$18,421	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Neuberger Berman Partners Portfolio - Initial Class
2007	91	$11.21 to $11.52	$1,029	0.64%	0.00% to 0.75%	8.00% to 8.82%
2006	50	$10.38 to $10.43	$524	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Neuberger Berman Regency Portfolio - Initial Class
2007	48	$10.32 to $10.45	$498	1.37%	0.00% to 0.75%	1.78% to 2.55%
2006	23	$10.14 to $10.19	$232	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Oppenheimer Global Portfolio - Initial Class
2007	432	$14.90 to $15.21	$6,493	1.13%	0.00% to 0.75%	5.75% to 6.59%
2006	377	$14.09 to $14.27	$5,343	0.07%	0.00% to 0.75%	17.12% to 18.03%
2005	335	$12.03 to $12.09	$4,031	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING Oppenheimer Strategic Income Portfolio - Service
Class
2007	782	$11.74 to $12.05	$9,232	4.46%	0.00% to 0.75%	7.81% to 8.61%
2006	579	$10.89 to $11.10	$6,319	0.11%	0.00% to 0.75%	7.40% to 8.24%
2005	600	$10.14 to $10.19	$6,094	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING PIMCO Total Return Portfolio - Initial Class
2007	1,822	$11.80 to $12.55	$22,375	3.52%	0.00% to 0.75%	8.80% to 9.61%
2006	1,608	$10.77 to $11.45	$18,083	2.17%	0.00% to 0.75%	3.44% to 4.19%
2005	903	$10.77 to $10.99	$9,777	2.18%	0.00% to 0.75%	1.60% to 2.42%
2004	588	$10.60 to $10.73	$6,250	-	0.00% to 0.75%	3.82% to 4.58%
2003	576	$10.21 to $10.26	$5,884	(a)	0.00% to 0.75%	(a)
ING T. Rowe Price Diversified Mid Cap Growth
Portfolio - Initial Class
2007	3,130	$14.17 to $14.60	$44,992	0.19%	0.00% to 0.75%	12.50% to 13.35%
2006	3,405	$12.72 to $12.88	$43,418	-	0.00% to 0.75%	8.35% to 9.15%
2005	3,899	$11.74 to $11.80	$45,813	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING UBS U.S. Large Cap Equity Portfolio - Initial Class
2007	172	$12.88 to $13.15	$2,237	0.42%	0.00% to 0.75%	0.39% to 1.23%
2006	495	$12.83 to $12.99	$6,389	0.52%	0.00% to 0.75%	13.64% to 14.45%
2005	6	$11.29 to $11.35	$72	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Van Kampen Comstock Portfolio - Initial Class
2007	746	$12.15 to $15.06	$10,999	1.54%	0.00% to 0.75%	-2.76% to -2.08%
2006	803	$12.41 to $15.38	$12,130	1.10%	0.00% to 0.75%	15.38% to 16.25%
2005	762	$12.87 to $13.23	$9,919	0.67%	0.00% to 0.75%	2.96% to 3.68%
2004	653	$12.50 to $12.76	$8,237	-	0.00% to 0.75%	15.96% to 16.96%
2003	372	$10.78 to $10.91	$4,034	3.47%	0.00% to 0.75%	28.95% to 29.88%

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING Van Kampen Equity and Income Portfolio - Initial
Class
2007	226	$12.80 to $13.94	$3,112	2.63%	0.00% to 0.75%	2.77% to 3.57%
2006	195	$12.36 to $13.46	$2,601	2.54%	0.00% to 0.75%	11.79% to 12.64%
2005	97	$11.62 to $11.95	$1,152	0.09%	0.00% to 0.75%	7.29% to 8.05%
2004	80	$10.83 to $11.06	$877	0.78%	0.00% to 0.75%	9.95% to 10.93%
2003	14	$9.85 to $9.97	$143	-	0.00% to 0.75%	26.44% to 27.33%
ING VP Strategic Allocation Conservative Portfolio -
Class I
2007	10	$12.20 to $12.50	$125	2.61%	0.00% to 0.75%	4.99% to 5.84%
2006	16	$11.62 to $11.81	$181	3.36%	0.00% to 0.75%	7.59% to 8.35%
2005	12	$10.80 to $10.90	$132	2.14%	0.00% to 0.75%	3.05% to 3.81%
2004	5	$10.48 to $10.50	$52	(b)	0.00% to 0.75%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING VP Strategic Allocation Growth Portfolio - Class I
2007	141	$13.55 to $13.89	$1,938	1.73%	0.00% to 0.75%	4.23% to 5.07%
2006	152	$13.00 to $13.22	$1,994	2.32%	0.00% to 0.75%	12.36% to 13.18%
2005	354	$11.57 to $11.68	$4,128	0.86%	0.00% to 0.75%	5.37% to 6.18%
2004	4	$10.98 to $11.00	$42	(b)	0.00% to 0.75%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING VP Strategic Allocation Moderate Portfolio - Class I
2007	157	$12.90 to $13.22	$2,064	2.52%	0.00% to 0.75%	4.71% to 5.51%
2006	292	$12.32 to $12.53	$3,645	2.14%	0.00% to 0.75%	10.30% to 11.18%
2005	394	$11.17 to $11.27	$4,436	0.52%	0.00% to 0.75%	3.91% to 4.64%
2004	3	$10.75 to $10.77	$31	(b)	0.00% to 0.75%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING VP Growth and Income Portfolio - Class I
2007	2	$9.97 to $9.98	$16	(e)	0.00% to 0.75%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING VP Index Plus LargeCap Portfolio - Class I
2007	1,021	$13.04 to $14.14	$14,041	1.22%	0.00% to 0.75%	4.23% to 5.05%
2006	1,022	$12.99 to $13.46	$13,429	0.60%	0.00% to 0.75%	13.75% to 14.55%
2005	429	$11.42 to $11.75	$4,953	1.23%	0.00% to 0.75%	4.58% to 5.38%
2004	491	$10.92 to $11.15	$5,418	1.00%	0.00% to 0.75%	9.75% to 10.62%
2003	422	$9.95 to $10.08	$4,224	1.39%	0.00% to 0.75%	25.16% to 26.16%
ING VP Index Plus MidCap Portfolio - Class I
2007	970	$13.12 to $16.47	$15,574	0.77%	0.00% to 0.75%	4.64% to 5.51%
2006	947	$12.44 to $15.61	$14,470	0.47%	0.00% to 0.75%	8.65% to 9.47%
2005	1,326	$13.87 to $14.26	$18,684	0.46%	0.00% to 0.75%	10.34% to 11.15%
2004	1,067	$12.57 to $12.83	$13,569	0.44%	0.00% to 0.75%	15.64% to 16.53%
2003	712	$10.87 to $11.01	$7,802	0.40%	0.00% to 0.75%	31.44% to 32.49%
ING VP Index Plus SmallCap Portfolio - Class I
2007	847	$15.04 to $15.70	$13,004	0.43%	0.00% to 0.75%	-6.93% to -6.27%
2006	888	$12.68 to $16.75	$14,562	0.29%	0.00% to 0.75%	12.93% to 13.87%
2005	734	$14.31 to $14.71	$10,591	0.32%	0.00% to 0.75%	6.87% to 7.61%
2004	485	$13.39 to $13.67	$6,535	0.13%	0.00% to 0.75%	21.18% to 22.05%
2003	261	$11.05 to $11.20	$2,906	0.17%	0.00% to 0.75%	35.09% to 36.09%
ING VP Value Opportunity Portfolio - Class I
2007	149	$11.69 to $11.87	$1,748	1.71%	0.00% to 0.75%	2.27% to 2.95%
2006	174	$11.43 to $11.53	$1,994	1.40%	0.00% to 0.75%	15.11% to 16.00%
2005	192	$9.93 to $9.94	$1,911	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING VP High Yield Bond Portfolio - Class I
2007	2,380	$11.37 to $11.61	$27,174	7.12%	0.00% to 0.75%	1.07% to 1.93%
2006	2,456	$11.25 to $11.39	$27,692	7.25%	0.00% to 0.75%	9.01% to 9.73%
2005	1,429	$10.32 to $10.38	$14,762	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING VP MidCap Opportunities Portfolio - Class I
2007	138	$14.76 to $15.52	$2,115	-	0.00% to 0.75%	24.77% to 25.67%
2006	208	$11.83 to $12.35	$2,526	-	0.00% to 0.75%	7.06% to 7.86%
2005	240	$11.05 to $11.45	$2,709	-	0.00% to 0.75%	9.51% to 10.31%
2004	242	$10.09 to $10.38	$2,482	-	0.00% to 0.75%	10.64% to 11.49%
2003	152	$9.12 to $9.31	$1,404	-	0.00% to 0.75%	35.71% to 36.71%
ING VP Real Estate Portfolio - Class S
2007	1,235	$12.98 to $13.24	$16,146	2.49%	0.00% to 0.75%	-16.95% to -16.36%
2006	1,387	$15.63 to $15.83	$21,779	2.32%	0.00% to 0.75%	34.86% to 35.88%
2005	1,218	$11.59 to $11.65	$14,140	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING VP SmallCap Opportunities Portfolio - Class I
2007	437	$10.78 to $14.48	$4,826	-	0.00% to 0.75%	9.22% to 10.10%
2006	386	$9.87 to $13.16	$3,881	-	0.00% to 0.75%	11.78% to 12.57%
2005	405	$8.83 to $9.15	$3,627	-	0.00% to 0.75%	8.21% to 9.06%
2004	447	$8.16 to $8.39	$3,678	-	0.00% to 0.75%	9.38% to 10.10%
2003	365	$7.46 to $7.62	$2,743	-	0.00% to 0.75%	37.64% to 38.80%
ING VP Balanced Portfolio - Class I
2007	1,526	$11.06 to $11.20	$16,904	2.83%	0.00% to 0.75%	4.83% to 5.56%
2006	1,827	$10.55 to $10.61	$19,280	(d)	0.00% to 0.75%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING VP Intermediate Bond Portfolio - Class I
2007	1,668	$11.44 to $13.76	$22,504	3.96%	0.00% to 0.75%	5.19% to 6.09%
2006	1,552	$10.79 to $12.97	$19,808	4.33%	0.00% to 0.75%	3.30% to 4.01%
2005	1,317	$12.12 to $12.47	$16,251	4.84%	0.00% to 0.75%	2.36% to 3.14%
2004	727	$11.84 to $12.09	$8,705	8.27%	0.00% to 0.75%	4.04% to 4.95%
2003	505	$11.38 to $11.52	$5,775	1.88%	0.00% to 0.75%	5.57% to 6.27%

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

Brandes International Equity Fund
2007	997	$21.25 to $22.36	$21,250	2.08%	0.00% to 0.75%	7.16% to 8.02%
2006	1,019	$19.83 to $20.70	$20,249	1.45%	0.00% to 0.75%	25.82% to 26.76%
2005	944	$15.76 to $16.33	$14,898	1.52%	0.00% to 0.75%	9.75% to 10.56%
2004	806	$14.36 to $14.77	$11,581	1.20%	0.00% to 0.75%	23.05% to 24.01%
2003	713	$11.67 to $11.91	$8,330	1.05%	0.00% to 0.75%	46.42% to 47.40%
Business Opportunity Value Fund
2007	207	$15.05 to $15.71	$3,134	0.64%	0.00% to 0.75%	4.66% to 5.44%
2006	216	$14.38 to $14.90	$3,118	0.49%	0.00% to 0.75%	13.05% to 13.91%
2005	228	$12.72 to $13.08	$2,907	0.73%	0.00% to 0.75%	6.98% to 7.74%
2004	163	$11.89 to $12.14	$1,943	0.66%	0.00% to 0.75%	21.70% to 22.63%
2003	113	$9.77 to $9.90	$1,103	1.07%	0.00% to 0.75%	28.72% to 29.58%
Frontier Capital Appreciation Fund
2007	557	$19.16 to $20.16	$10,708	-	0.00% to 0.75%	11.07% to 11.94%
2006	574	$17.25 to $18.01	$9,924	-	0.00% to 0.75%	15.46% to 16.34%
2005	509	$14.94 to $15.48	$7,615	-	0.00% to 0.75%	14.13% to 14.92%
2004	521	$13.09 to $13.47	$6,826	-	0.00% to 0.75%	8.54% to 9.33%
2003	491	$12.06 to $12.32	$5,926	-	0.00% to 0.75%	54.62% to 55.95%
Turner Core Growth Fund
2007	244	$15.10 to $15.89	$3,715	0.35%	0.00% to 0.75%	21.48% to 22.42%
2006	289	$12.43 to $12.98	$3,615	0.63%	0.00% to 0.75%	7.71% to 8.53%
2005	268	$11.54 to $11.96	$3,106	0.43%	0.00% to 0.75%	13.03% to 13.90%
2004	259	$10.21 to $10.50	$2,652	0.29%	0.00% to 0.75%	10.38% to 11.23%
2003	166	$9.25 to $9.44	$1,538	0.28%	0.00% to 0.75%	33.67% to 34.47%
Neuberger Berman AMT Socially Responsive Portfolio® -
Class I
2007	19	$13.62 to $14.00	$268	-	0.00% to 0.75%	6.78% to 7.61%
2006	7	$12.84 to $13.01	$89	0.13%	0.00% to 0.75%	12.83% to 13.72%
2005	4	$11.38 to $11.44	$47	(c)	0.00% to 0.75%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)

Van Eck Worldwide Hard Assets Fund
2007	297	$42.77	to	$43.86	$12,940	0.12%	0.00%	to	0.75%	44.28%	to	45.38%
2006	417	$29.42	to	$30.40	$12,593	0.08%	0.00%	to	0.75%	23.58%	to	24.50%
2005	566	$23.63	to	$24.60	$13,798	0.29%	0.00%	to	0.75%	50.55%	to	51.67%
2004	514	$15.58	to	$16.34	$8,359	0.39%	0.00%	to	0.75%	23.04%	to	23.95%
2003	545	$12.57	to	$13.28	$7,224	0.34%	0.00%	to	0.75%	44.03%	to	45.15%

(a)	As investment Division had no investments until 2003, this data is not meaningful and is therefore not presented.

(b)	As investment Division had no investments until 2004, this data is not meaningful and is therefore not presented.

(c)	As investment Division had no investments until 2005, this data is not meaningful and is therefore not presented.

(d)	As investment Division had no investments until 2006, this data is not meaningful and is therefore not presented.

(e)	As investment Division had no investments until 2007, this data is not meaningful and is therefore not presented.

A	The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the Division invests.

B	The Expense Ratio considers only the expenses borne directly by the Account and is equal to the mortality and expense, administrative and other charges, as defined in Note 4. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

C	Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

FINANCIAL STATEMENTS — STATUTORY BASIS Security Life of Denver Insurance Company For the years ended December 31, 2007, 2006 and 2005 with Report of Independent Registered Public Accounting Firm

SECURITY LIFE OF DENVER INSURANCE COMPANY Financial Statements Statutory Basis

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements Statutory Basis

Balance Sheets Statutory Basis – as of December 31, 2007 and 2006	3
Statements of Operations Statutory Basis – for the years ended December 31, 2007,
2006 and 2005	5
Statements of Changes in Capital and Surplus Statutory Basis – for the years ended
December 31, 2007, 2006 and 2005	6
Statements of Cash Flows Statutory Basis – for the years ended December 31, 2007,
2006 and 2005	7
Notes to Financial Statements Statutory Basis	8

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholder Security Life of Denver Insurance Company

We have audited the accompanying statutory basis balance sheets of Security Life of Denver Insurance Company (the “Company,” a wholly owned direct subsidiary of ING America Insurance Holdings, Inc.), as of December 31, 2007 and 2006, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado (“Colorado Division of Insurance”), which practices differ from United States generally accepted accounting principles. The variances between such practices and United States generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with United States generally accepted accounting principles, the financial position of Security Life of Denver Insurance Company at December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Life of Denver Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance.

/s/ Ernst & Young LLP

Atlanta, Georgia March 31, 2008

SECURITY LIFE OF DENVER INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2007	2006

	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$ 17,412,903	$ 17,240,297
Preferred stocks	100,531	107,043
Common stocks	210,467	132,689
Subsidiaries	98,029	96,090
Mortgage loans	1,994,384	2,463,432
Contract loans	1,346,724	1,263,422
Other invested assets	541,629	321,017
Cash and short term investments	454,074	273,362

Total cash and invested assets	22,158,741	21,897,352
Deferred and uncollected premiums, less loading (2007-$1,724; 2006-$1,729)	(19,137)	(25,773)
Accrued investment income	147,927	184,726
Reinsurance balances recoverable	96,754	76,797
Indebtedness from related parties	7,409	31,097
Net deferred tax asset	56,360	57,722
Separate account assets	1,641,507	1,515,627
Other assets	26,601	24,281

Total admitted assets	$ 24,116,162	$ 23,761,829

The accompanying notes are an integral part of these financial statements.

3

SECURITY LIFE OF DENVER INSURANCE COMPANY
Balance Sheets - Statutory Basis

		December 31
	2007	2006

		(In Thousands,
		except share amounts)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$ 11,294,516	$ 11,961,260
Deposit type contracts	8,206,189	7,040,385
Policy and contract claims	25,236	16,738

Total policy and contract liabilities	19,525,941	19,018,383

Interest maintenance reserve	57,979	68,201
Accounts payable and accrued expenses	66,063	63,392
Reinsurance balances	407,077	389,221
Current federal income taxes payable (including $(14,712) and
($20,344) on realized capital losses at December 31, 2007
and 2006, respectively)	20,928	43,972
Indebtedness to related parties	78,173	53,847
Asset valuation reserve	135,380	146,357
Borrowed money	769,673	791,398
Net transfers to separate accounts	(70,446)	(85,770)
Other liabilities	167,837	161,857
Separate account liabilities	1,641,507	1,515,627

Total liabilities	22,800,112	22,166,485

Capital and surplus:
Common stock: authorized 149 shares of $20,000 par value;
144 shares issued and outstanding	2,880	2,880
Surplus note	165,032	165,032
Paid-in and contributed surplus	1,237,778	1,237,778
Unassigned (deficit) surplus	(89,640)	189,654

Total capital and surplus	1,316,050	1,595,344

Total liabilities and capital and surplus	$ 24,116,162	$ 23,761,829

The accompanying notes are an integral part of these financial statements.

4

SECURITY LIFE OF DENVER INSURANCE COMPANY Statements of Operations – Statutory Basis

	Year ended December 31
	2007	2006	2005

		(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$ 607,919	$ 658,072	$ 3,548,992
Net investment income	1,215,525	1,166,735	1,022,338
Amortization of interest maintenance reserve	(16,847)	(13,906)	(12,732)
Commissions, expense allowances and reserve adjustments
on reinsurance ceded	331,904	62,524	296,839
Other revenue	85,593	90,827	83,488

Total premiums and other revenues	2,224,094	1,964,252	4,938,925
Benefits paid or provided:
Death benefits	162,641	123,174	110,562
Annuity benefits	76,686	77,057	69,878
Surrender benefits and withdrawals	1,496,996	1,669,487	972,390
Interest on policy or contract funds	567,458	455,851	210,745
Other benefits	1,048	1,285	319
(Decrease) increase in life and annuity reserves	(749,628)	(1,063,635)	2,842,329
Net transfers from separate accounts	97,679	66,823	65,804

Total benefits paid or provided	1,652,880	1,330,042	4,272,027
Insurance expenses and other deductions:
Commissions	362,467	298,083	244,190
General expenses	125,767	110,599	98,030
Insurance taxes, licenses and fees	17,579	19,919	27,005
Other deductions	576	36,052	10,259

Total insurance expenses and other deductions	506,389	464,653	379,484

Gain from operations before policyholder dividends, federal income
taxes and net realized capital (losses) gains	64,825	169,557	287,414

Dividends to policyholders	3,326	9,503	(904)

Gain from operations before federal income taxes
and net realized capital (losses) gains	61,499	160,054	288,318

Federal income tax expense	23,795	29,952	165,325

Gain from operations before net realized capital (losses) gains	37,704	130,102	122,993
Net realized capital (losses) gains	(7,101)	5,341	16,435

Net income	$ 30,603	$ 135,443	$ 139,428

The accompanying notes are an integral part of these financial statements.

5

SECURITY LIFE OF DENVER INSURANCE COMPANY
Statements of Changes in Capital and Surplus—Statutory Basis

	Year ended December 31
	2007	2006	2005

		(In Thousands)
Common stock:
Balance at beginning and end of year	$ 2,880	$ 2,880	$ 2,880

Surplus note:
Balance at beginning and end of year	165,032	165,032	165,032

Paid-in and contributed surplus:
Balance at beginning of year	1,237,778	1,237,778	934,778
Capital contributions	-	-	303,000

Balance at end of year	1,237,778	1,237,778	1,237,778

Unassigned surplus:
Balance at beginning of year	189,654	124,172	(32,944)
Net income	30,603	135,443	139,428
Change in net unrealized capital gains (losses)	(101,184)	13,826	10,882
Change in nonadmitted assets	(86,307)	47,657	(59,741)

Change in liability for reinsurance in unauthorized companies	1,766	(773)	598
Change in asset valuation reserve	10,977	5,847	(11,932)
Change in net deferred income tax	49,894	(44,150)	43,661

Change in surplus as a result of reinsurance	33,236	33,562	106,961
Dividends to stockholder	(100,000)	(115,000)	-
Amortization of deferred gain on reinsurance transaction	(35,911)	(10,075)	(73,020)
Change in reserve on account of change in valuation basis	(82,910)	-	-
Additional minimum pension liability	542	(855)	279

Balance at end of year	(89,640)	189,654	124,172

Total capital and surplus	$ 1,316,050	$ 1,595,344	$ 1,529,862

The accompanying notes are an integral part of these financial statements.

6

SECURITY LIFE OF DENVER INSURANCE COMPANY
Statements of Cash Flows—Statutory Basis

	Year ended December 31
	2007	2006	2005

		(In Thousands)
Operations
Premiums, policy proceeds, and other considerations received,
net of reinsurance paid	$ 511,209	$ 693,428	$ 3,306,366
Net investment income received	1,302,995	1,270,640	1,093,462
Commissions and expenses paid	(576,492)	(364,176)	(522,189)
Benefits paid	(2,332,436)	(2,296,427)	(1,462,450)
Net transfers from separate accounts	(82,400)	(68,654)	(68,885)
Dividends paid to policyholders	(4,096)	(4,106)	(5,071)
Federal income taxes paid	(33,502)	26,110	(98,240)
Miscellaneous income	441,819	329,884	778,443

Net cash (used in) provided by operations	(772,903)	(413,301)	3,021,436

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	8,180,183	8,766,315	10,211,616
Stocks	60,527	15,577	315
Mortgage loans	524,062	682,059	730,953
Real estate	708	249	36,482
Other invested assets	7,417,681	10,055,172	11,431,659
Net loss on cash and short term investments	(565)	(10,922)	(35,258)
Miscellaneous proceeds	58,867	68,032	12,088

Total investment proceeds	16,241,463	19,576,482	22,387,855

Cost of investments acquired:
Bonds	8,453,766	9,691,158	13,699,458
Stocks	132,191	54,394	9,458
Mortgage loans	55,915	174,736	420,908
Real estate	-	-	868
Other invested assets	7,668,975	10,205,260	11,291,526
Miscellaneous applications	86,353	26,832	7,214

Total cost of investments acquired	16,397,200	20,152,380	25,429,432

Net increase in contract loans	(83,302)	(59,241)	(48,543)

Net cash used in investment activities	(239,039)	(635,139)	(3,090,120)

Financing and miscellaneous activities
Other cash provided (applied):
Capital and surplus paid-in	-	-	303,000
Borrowed money	(22,890)	68,208	166,948
Net deposits (withdrawals) on deposit type contracts	1,165,804	1,424,625	(720,971)
Dividends paid to stockholder	(100,000)	(115,000)	-
Change in cash due to reinsurance	-	(501,696)	77,549
Other cash provided (applied)	149,740	(63,636)	(90,570)

Net cash provided by (used in) financing and miscellaneous activities	1,192,654	812,501	(264,044)

Net increase (decrease) in cash and short term investments	180,712	(235,939)	(332,728)
Cash and short term investments:
Beginning of year	273,362	509,301	842,029

End of year	$ 454,074	$ 273,362	$ 509,301

7

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements - Statutory Basis
December 31, 2007
(Dollar amounts in millions, unless otherwise stated)

1. Nature of Operations and Significant Accounting Policies

Security Life of Denver Insurance Company (the “Company”) is domiciled in Colorado and is a wholly owned subsidiary of ING America Insurance Holdings, Inc. (“ING AIH”), a Delaware domiciled non-insurance holding company. The Company’s ultimate parent is ING Groep, N.V. (“ING”), a global financial services company based in the Netherlands.

The Company focuses on two markets: the advanced market and the investment products market. The life insurance products offered for the advanced market include wealth transfer and estate planning, executive benefits, charitable giving and corporate owned life insurance. These products include traditional life, interest sensitive life, universal life, and variable life. The Company also offers guaranteed investment contracts and funding agreements, collectively referred to as "GICs," marketed by direct sale by home office personnel or through specialty insurance brokers. Operations are conducted almost entirely on the general agency basis and the Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia, Guam, the U.S. Virgin Islands, and Puerto Rico (approved for reinsurance only). In the investment products market, the Company offers guaranteed investment contracts, funding agreements, and trust notes to institutional buyers.

Basis of Presentation: The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance, which practices differ from United States generally accepted accounting principles (“GAAP”). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners (“NAIC”) rating; for GAAP, such fixed maturity investments are designated at purchase as held to maturity, trading or available for sale. Held to maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income in stockholder’s equity for those designated as available for sale.

The Company invests in structured securities including mortgage backed securities/ collateralized mortgage obligations, asset backed securities, collateralized debt obligations, and commercial mortgage backed securities. For these structured securities, management compares the undiscounted projected future cash flows to the carrying

8

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

value. An other than temporary impairment is considered to have occurred when the undiscounted cash flows are less than the carrying value.

For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted projected future cash flows are less than current book value), an other than temporary impairment is considered to have occurred and the asset is written down to the value of the undiscounted projected future cash flows. For GAAP, assets are re-evaluated based on the discounted projected future cash flows using a current market rate. Impairments are recognized when the fair value is less than book value and there has been an adverse change in projected future cash flows. When a decline in fair value is determined to be other than temporary, the individual security is written down to fair value.

Statement of Statutory Accounting Principles (“SSAP”) No. 31, Derivative Instruments applies to derivative transactions entered into prior to January 1, 2003. The Company also follows the hedge accounting guidance in SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities for derivative transactions entered into or modified on or after January 1, 2003. Under SSAP 86, derivatives that are deemed effective hedges are accounted for in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder’s equity rather than to income as required for fair value hedges.

Valuation Reserves: The asset valuation reserve (“AVR”) is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by an NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five year bands. The net deferral or interest maintenance reserve (“IMR”) is reported as a component of other liabilities in the accompanying Balance Sheets.

9

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Realized gains and losses on investments are reported in the Statements of Operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold. Realized losses due to impairment are recorded when there has been a decline in value deemed to be other than temporary, in which case the provision for such declines is charged to income.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus. Under GAAP, such allowances are included as a component of earnings.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners’ Reserve Valuation methods using statutory rates for mortality and

10

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Gains and losses generated in certain reinsurance transactions are deferred and amortized over the remaining life of the business for GAAP purposes. For statutory, losses are recognized immediately in income, with gains reported as a separate component of surplus.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally disallowed deferred federal income tax assets, disallowed interest maintenance reserves, non operating software, past due agents’ balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC

Accounting Practices and Procedures Manual, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated. Certain affiliated investments for which audited GAAP statements are not available or expected to be available are nonadmitted. Under GAAP, the accounts and operations of the Company’s subsidiaries are consolidated. All affiliated investments are included in the Consolidated Balance Sheets.

Employee Benefits: For purposes of calculating the Company’s postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently vested are also included.

11

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policyholder Dividends: Policyholder dividends are recognized when declared. Under GAAP, dividends are recognized over the term of the related policies.

Deferred Income Taxes: Deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits, and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

Surplus Notes: Surplus notes are reported as a component of surplus. Under statutory accounting practices, no interest is recorded on the surplus notes until payment has been approved by the Colorado Division of Insurance. Under GAAP, surplus notes are reported as liabilities and the related interest is reported as a charge to earnings over the term of the notes.

Statements of Cash Flows: Cash and short term investments in the Statements of Cash Flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Reconciliation to GAAP: The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments: Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the effective interest method.

Single class and multi class mortgage backed/asset backed securities are valued at amortized cost using the effective interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are

12

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher risk asset backed securities, which are valued using the prospective method. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective method to securities purchased prior to that date where historical cash flows are not readily available.

Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”).

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/losses are reported in unassigned surplus along with adjustment for federal income taxes.

The Company analyzes the general account investments to determine whether there has been an other than temporary decline in fair value below the amortized cost basis. Management considers the length of time and the extent to which the market value has been less than cost, the financial condition and near term prospects of the issuer, future economic conditions and market forecasts, and the Company's intent and ability to not sell the investment in the issuer for a period of time sufficient to allow for recovery in market value. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other than temporary impairment is considered to have occurred. The Company also considers the negative market impact of the interest rate changes, in addition to credit related items, when performing other than temporary impairment testing. As part of this testing, the Company determines whether or not it has the intent to sell investments. If a decision to sell has been made, an other than temporary impairment is considered to have occurred.

The Company uses derivatives such as interest rate swaps, caps and floors, forwards and options as part of its overall interest rate risk management strategy for certain life insurance and annuity products. For those derivatives in effective hedging relationships, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as an unrealized gain or loss.

13

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Credit default swaps and total return swaps are utilized to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. Replicated (synthetic) assets filed with the NAIC SVO result in both the derivative and cash instrument being carried at amortized cost. The replication practices are in accordance with SSAP No. 86. permissible investments using the derivative in conjunction with other investments.

Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreement without an exchange of the underlying principal amount.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short term assets or liabilities. The initial cost of any such agreement is amortized to net investment income over the life of the agreement. Periodic payments that are received as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged items.

All effective derivatives are reported at amortized cost. S&P options are reported at fair value since they do not meet the hedge requirement of SSAP No. 86. The unrealized gains or losses from the S&P options are reported as unrealized gains or losses in surplus.

SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SSAP 97”), applies to the Company’s subsidiaries, controlled and affiliated entities (“SCA”). The Company’s insurance subsidiaries are reported at their underlying statutory basis net assets plus the admitted portion of goodwill, and the Company’s non-insurance subsidiaries are reported at the GAAP basis of their net assets. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses. SCA entities for which audited US GAAP statements are not available or expected to be available are nonadmitted.

Mortgage loans are reported at amortized cost, less writedown for impairments.

Contract loans are reported at unpaid principal balances.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost, and other real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight line basis over the estimated useful lives of the properties.

14

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

For reverse repurchase agreements, Company policies require a minimum of 95% of the fair value of securities sold under reverse repurchase agreements to be maintained as collateral. Cash collateral received is invested in short term investments and the offsetting collateral liability is included in miscellaneous liabilities.

Reverse dollar repurchase agreements are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

The Company engages in securities lending whereby certain domestic bonds from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The Company does not have access to the collateral. The Company’s policy requires a minimum of 102% of the fair value of securities loaned to be maintained as collateral. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates.

Short term investments are reported at amortized cost which approximates market value. Short term investments include investments with maturities of less than one year at the date of acquisition.

Partnership interests, which are included in other invested assets, are reported at the underlying audited GAAP equity of the investee.

Residual collateralized mortgage obligations, which are included in other invested assets on the Balance Sheets, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are determined using the first in first out method.

Cash on hand includes cash equivalents. Cash equivalents are short term investments that are both readily convertible to cash and have an original maturity date of three months or less.

Aggregate Reserve for Life Policies and Contracts: Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 1.5% to 11.3% .

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company’s practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

15

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Colorado Division of Insurance, is $11.0 billion and $8.1 billion at December 31, 2007 and 2006, respectively. The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $287.7 and $251.8 at December 31, 2007 and 2006, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

Electronic Data Processing Equipment: Electronic data processing equipment is carried at cost less accumulated depreciation. Depreciation for major classes of such assets is calculated on a straight line basis over the estimated useful life of the asset.

Participating Insurance: Participating business approximates less than 1% of the Company’s ordinary life insurance in force and less than 1% of premium income. The amount of dividends to be paid to participating policyholders is determined annually by

16

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends expense of $3.3, $9.5 and $(.9) was incurred in 2007, 2006 and 2005, respectively.

Benefit Plans: The Company provides noncontributory retirement plans for substantially all employees and certain agents. Pension costs are charged to operations as contributions are made to the plans. The Company also provides a contributory retirement plan for substantially all employees.

Nonadmitted Assets: Nonadmitted assets are summarized as follows:

	December 31
	2007	2006

	(In Thousands)
Other invested assets	$ 1	$ 2,447
Net deferred tax asset	258,334	173,265
Agents' debit balances	3,616	1,970
Furniture and equipment	33	63
Deferred and uncollected premium	644	507
Receivables from parent, subsidiaries and affiliates	90	-
Other	12,905	11,064

Total nonadmitted assets	$ 275,623	$ 189,316

Changes in nonadmitted assets are generally reported directly in unassigned surplus as an increase or decrease in nonadmitted assets.

Claims and Claims Adjustment Expenses: Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2007. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2007.

Guaranteed Benefits: For the Guaranteed Minimum Death Benefit (“GMDB”), Actuarial Guideline 34 (“AG34”) is followed. All the methodology and assumptions (mortality and interest) are contained in the guideline. AG34 interprets the standards for applying CARVM to GMDBs in variable annuity contracts where GMDBs are integrated with other benefits such as surrenders and annuitizations. This guideline requires that GMDBs be projected assuming an immediate drop in the value of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return. The immediate drops and assumed returns used in the projections are provided in AG34 and vary by five asset classes in order to reflect the risk/return differential inherent in each class. Contract specific asset based charges are deducted to obtain the net assumed returns. This guideline interprets mortality standards to be applied to projected GMDBs in the reserve calculation. In addition, this guideline clarifies standards for reinsurance

17

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

transactions involving GMDBs with integrated benefit streams modified to reflect both the payment of future reinsurance premiums and the recovery of future reinsured death benefits.

Cash Flow Information: Cash and short term investments include cash on hand, demand deposits and short term fixed maturity instruments with a maturity of less than one year at date of acquisition. Other invested assets include cash loaned through the Company’s reciprocal loan program.

Reclassifications: Certain amounts in the Company’s statutory basis financial statements have been reclassified to conform to the 2007 financial statement presentation.

Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company.

Certain other separate accounts relate to experience rated group annuity contracts that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one year only, where the guaranteed interest rate is reestablished each year based on the investment experience of the separate account. In no event can the interest rate be less than zero. The assets and liabilities of these separate accounts are carried at book value.

Reserves related to the Company’s mortality risk associated with these policies are included in life and annuity reserves. These reserves include reserves for guaranteed minimum death benefits (before reinsurance) that totaled $21.9 and $25.0 at December 31, 2007 and 2006, respectively. The operations of the separate accounts are not included in the accompanying financial statements.

2. Permitted Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Colorado Division of Insurance. The Colorado Division of Insurance recognizes only statutory accounting practices prescribed or permitted by the State of Colorado for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Colorado Insurance Laws. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of Colorado. The Colorado Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

18

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Company is required to identify permitted, and obtain written approval Insurance. As of December 31, 2007, permitted accounting practices.

those significant accounting practices that are of the practices from the Colorado Division of 2006, and 2005, the Company had no such

19

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

3. Investments

The cost or amortized cost and fair value of bonds and equity securities are as follows:

	Cost or	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

	(In Thousands)
At December 31, 2007:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$ 44,636	$ 7,593	$ 60	$ 52,169
States, municipalities, and political
subdivisions	39,779	427	839	39,367
Foreign other (par value - $2,138,412)	2,130,171	55,362	39,213	2,146,320
Foreign government (par value - $270,099)	278,787	15,162	4,793	289,156
Public utilities securities	215,425	5,092	1,826	218,691
Corporate securities	5,092,579	90,058	90,381	5,092,256
Residential backed securities	4,462,748	149,556	108,201	4,504,103
Commercial mortgage backed
securities	2,704,454	23,619	39,292	2,688,781
Other asset backed securities	2,444,559	1,128	204,043	2,241,644

Total fixed maturities	17,413,138	347,997	488,648	17,272,487

Preferred stocks	100,531	200	7,639	93,092
Common stocks	205,642	7,120	2,295	210,467

Total equity securities	306,173	7,320	9,934	303,559

Total	$ 17,719,311	$ 355,317	$ 498,582	$ 17,576,046

At December 31, 2006:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$ 134,410	$ 1,604	$ 648	$ 135,366
States, municipalities, and political
subdivisions	26,699	259	759	26,199
Foreign other (par value - $2,060,782)	2,060,102	50,730	33,945	2,076,887
Foreign government (par value - $277,258)	291,278	19,883	2,795	308,366
Public utilities securities	357,031	5,973	3,931	359,073
Corporate securities	5,510,497	97,028	62,990	5,544,535
Residential backed securities	4,794,611	30,932	97,271	4,728,272
Commercial mortgage backed
securities	1,680,044	14,289	13,829	1,680,504
Other asset backed securities	2,385,745	4,287	7,149	2,382,883

Total fixed maturities	17,240,417	224,985	223,317	17,242,085

Preferred stocks	107,043	2,358	904	108,497
Common stocks	129,873	3,141	325	132,689

Total equity securities	236,916	5,499	1,229	241,186

Total	$ 17,477,333	$ 230,484	$ 224,546	$ 17,483,271

20

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Reconciliation of bonds from amortized cost to carrying value is as follows:

	December 31
	2007	2006

	(In Thousands)
Amortized cost	$ 17,413,138	$ 17,240,417
Adjustment for below investment grade bonds	(235)	(120)

Carrying value	$ 17,412,903	$ 17,240,297

The aggregate market value of debt securities with unrealized losses and the time period that cost exceeded fair value are as follows:

More than 6
	Less than	months and less	More than
	6 months	than 12 months	12 months
	below cost	below cost	below cost	Total

(In Thousands)
At December 31, 2007:
Fair value	$ 2,448,889	$ 3,573,635	$ 3,699,545	$ 9,722,069
Unrealized loss	83,502	241,945	163,201	488,648

At December 31, 2006:
Fair value	$ 2,426,969	$ 715,820	$ 5,082,949	$ 8,225,738
Unrealized loss	38,484	17,172	167,661	223,317

The amortized cost and fair value of investments in bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
	Cost	Value

	(In Thousands)
Maturity:
Due in 1 year or less	$ 391,072	$ 390,951
Due after 1 year through 5 years	2,465,060	2,504,154
Due after 5 years through 10 years	2,750,244	2,745,764
Due after 10 years	2,195,001	2,197,090

	7,801,377	7,837,959
Residential backed securities	4,462,748	4,504,103
Commercial mortgage backed securities	2,704,454	2,688,781
Other asset backed securities	2,444,559	2,241,644

Total	$ 17,413,138	$ 17,272,487

At December 31, 2007 and 2006, investments in certificates of deposit and bonds with an admitted asset value of $26.4 and $26.2, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

21

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Company had loaned securities, which are reflected as invested assets on the balance sheets, with a market value of approximately $156.5 and $183.4 at December 31, 2007 and 2006, respectively.

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $3.4 billion, $4.2 billion and $4.4 billion in 2007, 2006 and 2005, respectively. Gross gains of $31.5, $55.6, and $83.9 and gross losses of $43.3, $71.3, and $48.6 during 2007, 2006 and 2005, respectively, were realized on those sales. A portion of the gains and losses realized in 2007, 2006, and 2005 has been deferred to future periods in the IMR.

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

		December 31
	2007	2006	2005

		(In Thousands)
Realized capital losses	$ (48,881)	$ (56,039)	$ (5,404)
Amount transferred to IMR (net of related taxes
of $(14,576) in 2007, $(22,096) in 2006
and $(8,147) in 2005	27,069	41,036	15,130
Federal income tax benefit	14,711	20,344	6,709

Net realized capital (losses) gains	$ (7,101)	$ 5,341	$ 16,435

Realized capital losses include losses of $27.5, $33.2, and $19.0 related to securities that have experienced an other-than-temporary decline in value in 2007, 2006, and 2005, respectively.

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2007	2006	2005

	(In Thousands)
Income:
Equity securities	18,835	9,902	4,938
Bonds	1,039,867	949,283	875,980
Mortgage loans	149,437	191,631	220,709
Derivatives	23,293	24,837	(69,392)
Contract loans	72,989	67,920	65,118
Real estate	66	131	2,079
Other	14,991	21,564	(2,682)

Total investment income	1,319,478	1,265,268	1,096,750
Investment expenses	(103,953)	(98,533)	(74,412)

Net investment income	$ 1,215,525	$ 1,166,735	$ 1,022,338

The Company entered into reverse dollar repurchase transactions to increase its return on investments and improve liquidity. Reverse dollar repurchases involve a sale of

22

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

securities and an agreement to repurchase substantially the same securities as those sold. The reverse dollar repurchases are accounted for as short term collateralized financing and the repurchase obligation is reported in borrowed money on the Balance Sheets. The repurchase obligation totaled $250.3 and $246.2 at December 31, 2007 and 2006, respectively. The securities underlying these agreements are mortgage backed securities with a book value of $254.8 and $248.7 and fair value of $254.3 and $244.1 at December 31, 2007 and 2006, respectively. The securities had a weighted average coupon rate of 5.6% with various maturity dates ending in December 2037. The primary risk associated with short term collateralized borrowings is that the counterparty may be unable to perform under the terms of the contract. The Company’s exposure is limited to the excess of the net replacement cost of the securities over the value of the short term investments, which was not material at December 31, 2007. The Company believes that the counterparties to the reverse dollar repurchase agreements are financially responsible and that counterparty risk is minimal.

The Company participates in reverse repurchase transactions. Such transactions include the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same security in the near term. The proceeds are invested in new securities of intermediate durations. As of December 31, 2007 and 2006, the amount outstanding on these agreements was $515.6 and $542.5, respectively, and was included in borrowed money on the balance sheets. The securities underlying these agreements are mortgage backed securities with a book value of $547.2 and $569.6 and fair value of $545.3 and $563.4 at December 31, 2007 and 2006, respectively. The securities have a weighted average coupon rate of 5.4% with various maturity dates ending in July 2043.

The Company is a member of the Federal Home Loan Bank of Topeka (“FHLB”). As a member of the FHLB, the Company has issued nonputable funding agreements with the FHLB. Assets with a book value of $4.0 billion collateralize these agreements and reserves on these agreements were $3.1 billion at December 31, 2007, respectively.

The maximum and minimum lending rates for long term mortgage loans during 2007 were 6.1% and 5.4% . Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. Generally all risk coverage at replacement cost is required for a property securing real estate finance investments.

The maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 67.5% on commercial properties. As of December 31, 2007 and 2006, the Company held no mortgages with interest more than 180 days overdue. Minimal interest was past due as of December 31, 2007 and 2006.

The Company had no impaired mortgage loans for 2007 or 2006.

23

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s return on the investment portfolio or to manage interest rate risk. The table below summarizes the number of transactions, book value, and gain/loss of the Company’s financial instruments with securities sold and reacquired within 30 days of the sale date:

				Cost of
				Securities
	NAIC	Number of	Book Value	Repurchased	Gain
	Rating	Transactions	(in thousands)	(in thousands)	(in thousands)

2007		-	$ -	$ -	$ -

2006	3	2	$ 684	$ 704	$ 22

2005	3	14	$ 6,068	$ 7,471	$ 1,383
	4	4	3,005	3,244	238

		18	$ 9,073	$ 10,715	$ 1,621

There were no encumbrances on real estate at December 31, 2007 and 2006, respectively.

Credit markets have recently become more turbulent amid concerns about subprime mortgages and collateralized debt obligations (“CDOs”). This in turn has resulted in a general widening of credit spreads, reduced price transparency, reduced liquidity, increased rating agency downgrades and increased volatility across all markets. ING’s manages its risk exposure to subprime mortgages and CDOs by attempting to identify over credit enhanced transactions that can withstand stronger multiples of loss coverage than anticipated by the agencies, utilizing collateral and structural analysis to project deal performance. ING updates its views monthly for deviations (positive or negative) from expected performance and takes action as necessary and appropriate. For these reasons (initial security selection efforts and ongoing surveillance), ING believes its portfolios are well positioned to perform from an expected loss standpoint.

To date, this market disruption has had a limited impact on the Company. As of December 31, 2007, the fair value of the Company’s subprime exposure was $2.0 billion, representing 9.0% of total investments and its Alt-A exposure was $1.2 billion, representing 5.6% of total investments. Alt-A Loans are residential mortgage loans to customers who have strong credit profiles but lack some elements such as documentation to substantiate income. Subprime lending is the origination of loans to customers with weaker credit profiles. The Company does not originate or purchase subprime or Alt-A whole loan mortgages. As of December 31, 2007, the Company’s exposure to subprime mortgages was primarily in the form of asset backed securities (“ABS”) collateralized by subprime residential mortgages (“ABS Home Equity”) and CDO positions backed by ABS Home Equity; and its exposure to Alt-A mortgages, which was concentrated in residential mortgage backed securities (“RMBS”). The following summarizes the Company’s ABS Home Equity and Alt-A mortgages as of December 31, 2007.

24

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The actual cost, book adjusted carrying value, and fair value of ABS Home Equity securities at December 31, 2007 was $2.2 billion, $2.2 billion and $2.0 billion, respectively. Gross unrealized losses related to these ABS Home Equity securities for the year ended December 31, 2007 were $198.2. Other-than-temporary impairments recognized on ABS Home Equity securities was $1.9 for the year ended December 31, 2007. The actual cost, book adjusted carrying value, and fair value of the Alt-A portfolio at December 31, 2007 was $1.3 billion, $1.3 billion and $1.2 billion, respectively. Gross unrealized losses related to the Alt-A portfolio for the year ended December 31, 2007 were $51.5. Other-than-temporary impairments recognized on the Alt-A portfolio were $4.9 for the year ended December 31, 2007.

4. Derivative Financial Instruments Held for Purposes Other than Trading

The Company utilizes derivatives such as options, futures, caps, floors, forwards and interest rate swaps to reduce and manage risks, which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are followed in accordance with requirements set forth in SSAP No. 86 for those derivatives that are deemed highly effective. The Company also enters into credit default swaps and total return swaps to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. Replicated (synthetic) assets filed with the NAIC SVO result in both the derivative and cash instrument being carried at amortized cost. The replication practices are in accordance with SSAP No. 86.

The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities. Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount.

Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreement without an exchange of the underlying principal amount.

Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

Derivatives that are designated as being in an effective hedging relationship are reported in a manner that is consistent with the hedged asset or liability. All effective derivatives are reported at amortized cost. Effective S&P options are reported at fair value in uniformity with the hedged item. The unrealized gains or losses from the S&P options are reported as unrealized gain or loss in surplus.

25

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Premiums paid for the purchase of interest rate contracts are included in other invested assets on the balance sheets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged.

Amounts paid or received, if any, from such contracts are included in interest expense or income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other invested assets. Gains or losses realized as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Derivatives that are designated as being in an effective hedging relationship are reported in a manner that is consistent with the hedged asset or liability. Derivative contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of derivatives not designated in effective hedging relationships are recorded as unrealized gains and losses in surplus.

The Company is exposed to credit loss in the event of nonperformance by counterparties on certain derivative contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.

Under the terms of the Company’s Over the Counter Derivative International Swaps and Derivatives Association, Inc. Agreements (“ISDA Agreements”), the Company may receive from, or deliver to, counterparties, collateral to assure that all terms of the ISDA Agreements will be met with regard to the Credit Support Annex (“CSA”). The terms of the CSA call for the Company to pay interest on any cash received or receive interest on any cash delivered equal to the Federal Funds rate. As of December 31, 2007, the Company delivered $109.1 of collateral in the form of cash.

26

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The table below summarizes the Company’s derivative contracts included in other invested assets at December 31, 2007 and 2006:

	Notional	Carrying	Fair
	Amount	Value	Value

		(In Thousands)
December 31, 2007
Derivative contracts:
Swaps	$ 10,018,381	$ (122,796)	$ (346,635)
Caps owned	2,158,613	(748)	(1,583)
Options owned	737,379	3,260	3,257

Total derivatives	$ 12,914,373	$ (120,284)	$ (344,961)

December 31, 2006
Derivative contracts:
Swaps	$ 8,643,135	$ 10,333	$ (991)
Caps owned	25,709	1,150	101
Options owned	54,000	2,729	2,729

Total derivatives	$ 8,722,844	$ 14,212	$ 1,839

5. Concentrations of Credit Risk

The Company held below investment grade corporate bonds with an aggregate book value of $720.2 and $596.8 and an aggregate market value of $715.8 and $615.9 at December 31, 2007 and 2006, respectively. Those holdings amounted to 4.1% of the Company’s investments in bonds and 3.2% of total admitted assets at December 31, 2007. The holdings of below investment grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds of $110.2 and $573.6 with an aggregate NAIC market value of $120.9 and $581.1 at December 31, 2007 and 2006, respectively. The carrying value of these holdings amounted to 0.6% of the Company’s investment in bonds and 0.5% of the Company’s total admitted assets at December 31, 2007.

At December 31, 2007, the Company’s commercial mortgages involved a concentration of properties located in California (22.5%) and Florida (9.0%) . The remaining commercial mortgages relate to properties located in 41 other states. The portfolio is well diversified, covering many different types of income producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $50.0.

27

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

6. Annuity Reserves

At December 31, 2007 and 2006, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent

	(In Thousands)
December 31, 2007
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 2,401,775	22.5%
At book value less surrender charge	510	0.0
At fair value	16,901	0.2

Subtotal	2,419,186	22.7
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	70,108	0.7
Not subject to discretionary withdrawal	8,245,773	76.6

Total annuity reserves and deposit fund liabilities
before reinsurance	10,735,067	100.0%

Less reinsurance ceded	-

Net annuity reserves and deposit fund liabilities	$ 10,735,067

December 31, 2006
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 2,917,499	28.6%
At book value less surrender charge	3,842	0.0
At fair value	20,072	0.2

Subtotal	2,941,413	28.8
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	78,386	0.8
Not subject to discretionary withdrawal	7,189,106	70.4

Total annuity reserves and deposit fund liabilities
before reinsurance	10,208,905	100.0%

Less reinsurance ceded	-

Net annuity reserves and deposit fund liabilities	$ 10,208,905

Of the total net annuity reserves and deposit fund liabilities of $10,735.1 at December 31, 2007, $10,718.2 is included in the general account, and $16.9 is included in the separate account. Of the total net annuity reserves and deposit fund liabilities of $10,208.9 at December 31, 2006, $10,188.8 is included in the general account, and $20.1 is included in the separate account.

7. Employee Benefit Plans

Defined Benefit Plan: ING North America Insurance Corporation (“ING North America”) sponsors the ING Americas Retirement Plan (the “Retirement Plan”),

28

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

effective as of December 31, 2001. Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company’s employees.

The Retirement Plan is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation (“PBGC”). As of January 1, 2002, each participant in the Retirement Plan (except for certain specified employees) earns a benefit under a final average compensation formula. The costs allocated to the Company for its employees’ participation in the Retirement Plan were $2.6, $3.2 and $2.7 for 2007, 2006 and 2005, respectively.

Defined Contribution Plans: ING North America sponsors the ING Savings Plan and ESOP (the “Savings Plan”). Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company’s employees other than Company agents. The Savings Plan is a tax qualified profit sharing and stock bonus plan, which includes an employee stock ownership plan (“ESOP”) component. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pretax basis. ING North America matches such pretax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a 4 year graded vesting schedule (although certain specified participants are subject to a 5 year graded vesting schedule). All contributions made to the Savings Plan are subject to certain limits imposed by applicable law. Amounts allocated to the Company for the Savings Plan were $2.2, $2.2 and $2.1 for 2007, 2006 and 2005, respectively.

Other Benefit Plans: In addition to providing retirement plan benefits, the Company, in conjunction with ING North America, provides certain supplemental retirement benefits to eligible employees and health care and life insurance benefits to retired employees and other eligible dependents. The supplemental retirement plan includes a nonqualified defined benefit pension plan, and a nonqualified defined contribution plan, which means all benefits are payable from the general assets of the Company. The postretirement health care plan is contributory, with retiree contribution levels adjusted annually. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.

29

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements - Statutory Basis
December 31, 2007

(Dollar amounts in millions, unless otherwise stated)

A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans are as follows:
		Pension Benefits			Other Benefits
	2007	2006	2005	2007	2006	2005

			(In Thousands)
Change in benefit obligation
Benefit obligation at beginning of year	$ 17,561	$ 16,317	$ 16,938	$ 5,003	$ 4,961	$ 6,408
Service cost	-	-	-	(172)	384	(143)
Interest cost	1,003	871	1,003	273	249	300
Contribution by plan participants	-	-	-	361	334	495
Actuarial (gain) loss	(1,436)	1,492	(606)	(579)	(133)	(974)
Benefits paid	(1,132)	(1,119)	(1,018)	(849)	(792)	(1,125)

Benefit obligation at end of year	$ 15,996	$ 17,561	$ 16,317	$ 4,037	$ 5,003	$ 4,961

Change in plan assets
Fair value of plan assets at beginning of year	$ -	$ -	$ -	$ -	$ -	$ -
Employer contributions	1,132	1,119	1,018	487	458	630
Plan participants' contributions	-	-	-	361	334	495
Benefits paid	(1,132)	(1,119)	(1,018)	(848)	(792)	(1,125)

Fair value of plan assets at end of year	$ -	$ -	$ -	$ -	$ -	$ -

Funded status	$ (15,996)	$ (17,561)	$ (16,317)	$ (4,037)	$ (5,003)	$ (4,961)
Unamortized prior service credit	(260)	(296)	(333)	(685)	(967)	(1,249)
Unrecognized net (loss) gain	2,380	4,138	3,003	(2,654)	(2,217)	(2,232)
Remaining net obligation	8,380	9,025	9,669	-	-	-

Total funded status	$ (5,496)	$ (4,694)	$ (3,978)	$ (7,376)	$ (8,187)	$ (8,442)

Amounts recognized in the balance sheets
consist of:
Accrued benefit cost	$ (15,348)	$ (15,733)	$ (14,805)	$ (7,376)	$ (8,187)	$ (8,442)
Intangible assets	8,380	9,025	9,669	-	-	-
Unassigned surplus - minimum
pension liability	1,472	2,014	1,158	-	-	-

Net amount recognized	$ (5,496)	$ (4,694)	$ (3,978)	$ (7,376)	$ (8,187)	$ (8,442)

Component of net periodic benefit cost
Service cost	$ -	$ -	$ -	$ (172)	$ 384	$ (143)
Interest cost	1,003	871	1,003	273	249	300
Amount of recognized gains (losses)	323	183	319	(142)	(148)	(148)
Amount of prior service cost recognized	(36)	(36)	(36)	(282)	(282)	(282)
Amortization of unrecognized transition
obligation ot transition asset	645	645	645	-	-	-

Total net periodic benefit cost (income)	$ 1,935	$ 1,663	$ 1,931	$ (323)	$ 203	$ (273)

Benefit obligation for nonvested employees	$ -	$ -	$ -	$ 253	$ 286	$ 777

Accumulated benefit obligation
for vested participants	$ 15,348	$ 15,733	$ 14,805	$ 4,037	$ 4,840	$ 4,775

30

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Assumptions used in determining the accounting for the defined benefit plans and other benefit plan as of December 31, 2007, 2006 and 2005 were as follows:

	2007	2006	2005

Weighted average discount rate	6.5%	5.9%	5.5%
Rate of increase in compensation level	4.2%	4.0%	4.0%

The annual assumed rate of increase in the per capita cost of covered benefits (i.e. health care cost trend rate) for the medical plan is 9.0%, decreasing gradually to 6.5% over five years. Increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 2007 by $0.1. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation for the medical plan as of December 31, 2007 by $0.1.

The Company expects to pay the following benefits:

Year ending
December 31,	Benefits

(In Thousands)
2008	$ 1,649
2009	1,689
2010	1,708
2011	1,708
2012	1,739
Thereafter	8,328

The measurement date used for postretirement benefits is December 31, 2007.

On December 8, 2003, the Medicare Prescription Drug Impairment and Modernization Act of 2003 (the “Act”) was signed into law. The Act introduced a prescription drug benefit under Medicare, as well as a federal subsidiary to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare. The 2008 expected benefit reduction in the net postretirement benefit cost for the subsidy related to benefits attributed to former employees is less than $0.1. There is no effect of the subsidy on the measurement of net periodic postretirement benefit cost for the current period.

The Company does not expect to contribute to any plans during 2008.

31

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

8. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

The general nature and characteristics of the separate accounts business follows:

Non-Guaranteed
Separate
Accounts

(In thousands)
December 31, 2007
Premium, consideration or deposits for the year	$ 200,511

Reserves for separate accounts with assets at:
Fair value	$ 1,571,061
Amortized cost	-

Total reserves	$ 1,571,061

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$ -
At book value without market value adjustment
and with current surrender charge of 5% or more	553,455
At market value	16,900
At book value without market value adjustment
and with current surrender charge less than 5%	1,000,706

Subtotal	1,571,061
Not subject to discretionary withdrawal	-

Total separate account aggregate reserves	$ 1,571,061

December 31, 2006
Premium, consideration or deposits for the year	$ 178,923

Reserves for separate accounts with assets at:
Fair value	$ 1,429,857
Amortized cost	-

Total reserves	$ 1,429,857

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$ -
At book value without market value adjustment
and with current surrender charge of 5% or more	580,118
At market value	20,072
At book value without market value adjustment
and with current surrender charge less than 5%	829,667

Subtotal	1,429,857
Not subject to discretionary withdrawal	-

Total separate account aggregate reserves	$ 1,429,857

32

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005

		(In Thousands)
Transfers as reported in the Summary of Operations
of the Separate Accounts Statement:
Transfers to separate accounts	$ 200,528	$ 178,927	$ 208,214
Transfers from separate accounts	(102,849)	(112,104)	(142,410)

Transfers as reported in the statements of operations	$ 97,679	$ 66,823	$ 65,804

The separate account liabilities subject to minimum guaranteed benefits, the gross amount of reserve and the reinsurance reserve credit related to minimum guarantees, by type, at December 31, 2007 and 2006 were as follows:

Guaranteed Minimum
Death Benefit (GMDB)

(In Thousands)
December 31, 2007
	Separate Account Liability	$ 17,484
	Gross amount of reserve	194
	Reinsurance reserve credit	-

December 31, 2006
	Separate Account Liability	$ 20,787
	Gross amount of reserve	224
	Reinsurance reserve credit	-

9.	Federal Income Taxes

The Company files a consolidated federal income tax return with its parent ING AIH, a Delaware corporation, and other U.S. affiliates. The Company has a written tax sharing agreement that provides that each member of the consolidated return shall reimburse ING AIH for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate. A list of all affiliated companies that participate in the filing of this consolidated federal income tax return has been provided to the Department of Insurance.

33

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Current income taxes incurred consisted of the following major components:

	Year ended December 31
	2007	2006	2005

		(In Thousands)
Federal tax expense on operations	$ 23,795	$ 29,952	$ 165,325
Federal tax benefit on capital losses	(14,711)	(20,344)	(6,709)

Total current tax expense incurred	$ 9,084	$ 9,608	$ 158,616

The main components of deferred tax assets and deferred tax liabilities are as follows:

	December 31
	2007	2006

	(In Thousands)
Deferred tax assets resulting from book/tax differences in:
Deferred acquisition costs	$ 83,962	$ 104,485
Insurance reserves	137,592	76,973
Reserve strengthening	29,018	-
Investments	35,287	40,162
Compensation and benefits	23,468	24,929
Policyholder dividends	2,818	2,672
Reinsurance with unauthorized companies	1,464	1,402
OCI pension	515	705
Unrealized losses on investments	26,533	-
Nonadmitted assets	6,051	4,760
Other	3,245	3,629

Total deferred tax assets	349,953	259,717
Deferred tax assets nonadmitted	(258,334)	(173,265)

Admitted deferred tax assets	91,619	86,452

Deferred tax liabilities resulting from book/tax differences in:
Investments	13,950	5,068
Insurance reserves	12,859	6,500
Deferred and uncollected premium	4,848	6,794
Unrealized gain on investments	-	7,279
Other	3,602	3,089

Total deferred tax liabilities	35,259	28,730

Net admitted deferred tax asset	$ 56,360	$ 57,722

34

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The change in net deferred income taxes is comprised of the following:

	December 31
	2007	2006	Change

	(In Thousands)
Total deferred tax assets	$ 349,953	$ 259,717	$ 90,236
Total deferred tax liabilities	35,259	28,730	6,529

Net deferred tax asset	$ 314,694	$ 230,987	83,707

Remove current year change in unrealized gains			(33,813)

Change in net deferred income tax			49,894
Remove other items in surplus:
Additional minimum pension liability			190
Reserve strengthening			(29,018)
Current year change in nonadmitted assets			(1,291)
Unauthorized reinsurer			(61)

Change in deferred taxes			$ 19,714

The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes for the following reasons:

		Year Ended December 31
	2007	2006	2005

		(In Thousands)
Ordinary income	$ 61,499	$ 160,054	$ 288,318
Capital losses, net of IMR, net of taxes	(21,812)	(15,004)	9,726

Total pre tax book income	$ 39,687	$ 145,050	$ 298,044

Provision computed at statutory rate	13,890	50,768	104,315
Dividends received deduction	(3,305)	(1,249)	(749)
Interest maintenance reserve	(3,692)	(9,496)	(839)
Reinsurance	(4,567)	10,077	17,495
Prior year taxes	(12,936)	6,214	-
Other	(20)	(2,228)	(1,178)

Total	$ (10,630)	$ 54,086	$ 119,044

Federal income taxes incurred	$ 9,084	$ 9,608	$ 158,616
Change in net deferred income taxes	(19,714)	44,478	(39,572)

Total statutory income taxes	$ (10,630)	$ 54,086	$ 119,044

There are no federal income taxes incurred that will be available for recoupment in the event of future net losses from 2007, 2006 and 2005.

Under the intercompany tax sharing agreement, the Company has a payable to ING AIH of $20.9 and $44.0 for federal income taxes as of December 31, 2007 and 2006, respectively.

35

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Company’s transferable state tax credit assets are as follows:

Unused credit
Method of estimating utilization of	State	Carrying value at	remaining at
remaining transferrable state tax credit		December 31, 2007	December 31, 2007

(in thousands)
Fixed credit at time of purchase	FL	$ 291	$ 327
Estimated credit based on investment in
low income housing investment	GA	$ 937	$ 1,865

Total state tax credits		$ 1,228	$ 2,192

A reconciliation of the change in the unrecognized income tax benefits for the years is as follows:

Amount

Balance at January 1, 2007	$ 33.3
Additions for tax positions related to current year	0.2
Reduction for tax positions related to prior year	(12.8)
Reduction for tax positions settled with taxing authorities	(5.4)

Balance at December 31, 2007	$ 15.3

The Company had $15.3 of unrecognized tax benefits as of December 31, 2007 that would affect the Company’s effective tax rate if recognized.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current federal and foreign income taxes and federal and foreign income tax incurred on the balance sheets and statements of operations, respectively. The Company had accrued interest of $0.2 as of December 31, 2007.

The Company is under audit by the Internal Revenue Service (“IRS”) for tax years 2002 through 2005. It is anticipated that the IRS audit of tax years 2002 and 2003 will be finalized within the next twelve months. Upon finalization of the IRS exam, it is reasonably possible that the unrecognized tax benefits will decrease by up to $0.2. The timing of the payment of the remaining allowance of $15.1 can not be reliably estimated.

Under prior law, the Company was allowed to defer from taxation a portion of income. Deferred income of $60.5 was accumulated in the Policyholders Surplus Account and would only become taxable under certain conditions, which management believed to be remote. In 2004, Congress passed the American Jobs Creation Act of 2004 allowing certain tax-free distributions from the Policyholders Surplus Account during 2005 and 2006. During 2006, the Company made a dividend distribution of $115.0, which eliminated the $60.5 balance in the Policyholders Surplus Account and, therefore, any potential tax on the accumulated balance.

36

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

10. Investment in and Advances to Subsidiaries

The Company has two wholly owned insurance subsidiaries at December 31, 2007, Midwestern United Life Insurance Company (“Midwestern”) and Whisperingwind III, LLC (“WWIII”). The Company also has three wholly owned non-insurance subsidiaries: First Secured Mortgage Deposit Corporation, ING America Equities, Inc. (“IAE”), and Draft Funding LLC.

Amounts invested in and advanced to the Company’s subsidiaries are summarized as follows:

	December 31
	2007	2006

	(In Thousands)
Common stock (cost - $41,246 in 2007 and $40,746 in 2006)	$ 98,029	$ 96,090

Summarized financial information as of and for the year ended December 31 for these subsidiaries is as follows:

	December 31
	2007	2006	2005

		(In Thousands)
Revenues	$ 564,984	$ 74,038	$ 47,768
Income before net realized gains on investments	(209,360)	5,325	8,424
Net income	(208,722)	5,015	5,979
Admitted assets	639,103	253,473	257,127
Liabilities	454,093	157,383	166,007

The Company did not receive dividends from any of its subsidiaries during the years ended December 31, 2007, 2006 and 2005.

On October 27, 2006, the Company created WWIII, a special purpose financial captive reinsurance company (“SPFC”), under the laws of the State of South Carolina. WWIII was not licensed by the South Carolina Department of Insurance as of December 31, 2006. Consequently, WWIII did not commence writing insurance business until 2007. On June 25, 2007, WWIII received its licensure as a SPFC from the Director of the South Carolina Department of Insurance. As of December 31, 2007, WWIII has no carrying value. The Company contributed capital to WWIII of $37.4, $2.5 and $0 during the years ended December 31, 2007, 2006 and 2005. During 2007, the Company ceded premium and ceded reserves to WWIII of $288.4 and $357.8, respectively. The amount of insurance in force ceded to WWIII was $1.43 billion at December 31, 2007.

37

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

11. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

Assumed premiums amounted to $1.4 billion, $1.3 billion and $3.9 billion for 2007, 2006 and 2005, respectively.

The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	December 31
	2007	2006	2005

	(In Thousands)
Premiums	$ 1,743,663	$ 1,689,546	$ 1,589,747
Benefits paid or provided	1,235,280	1,200,908	1,153,598
Policy and contract liabilities at year end	7,516,909	7,159,539	6,107,509

The net amount of the reduction in surplus at December 31, 2007, if all reinsurance agreements were cancelled, is $6.8 billion.

12. Capital and Surplus

Under Colorado insurance regulations, the Company is required to maintain a minimum total capital and surplus of $1.5. Additionally, the amount of dividends which can be paid by the Company to its shareholder without prior approval of the Colorado Division of Insurance is limited to the greater of the net gain from operations excluding realized capital gains or 10% of surplus at December 31 of the preceding year.

On January 1, 2001, Lion Connecticut Holdings, Inc. issued two surplus notes for $65.0 and $100.0. These notes represent the cumulative cash draws on two $100.0 commitments issued by ING AIH through December 31, 2007, less principal payments. The surplus notes bear interest at a variable rate equal to the prevailing rate for 10 year U.S. Treasury bonds plus 0.25%, adjusted annually. The principal sum plus accrued interest shall be repaid in five annual installments beginning April 15, 2017 and continuing through April 15, 2021 (“Repayment Period”). The repayment amount shall be determined and adjusted annually on the last day of December, commencing December 31, 2016, and shall be an amount calculated to amortize any unpaid principal plus accrued interest over the years remaining in the Repayment Period. Payment of the

38

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

notes and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of the Company in the event of (a) the institution of bankruptcy, reorganization, insolvency, or liquidation proceedings by or against the Company, or (b) the appointment of a Trustee, receiver or other conservator for a substantial part of the Company’s properties. Any payment of principal and/or interest made is subject to the prior approval of the Colorado Insurance Commissioner. There were no principal or interest payments in 2007, 2006 or 2005.

The Company did not receive capital contributions during 2007 or 2006. The Company paid an ordinary dividend to ING AIH of $100.0 on December 28, 2007. Timely notice was given for this dividend payment to the Colorado Insurance Department. The Colorado Insurance Department does not require approval for ordinary dividends.

Life and health insurance companies are subject to certain Risk Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

13. Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

39

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The carrying amounts and fair values of the Company’s financial instruments are summarized as follows:

	December 31
	2007		2006

	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

		(In Thousands)
Assets:
Bonds	$ 17,412,903	$ 17,272,487	$ 17,240,297	$ 17,242,085
Preferred stocks	100,531	93,092	107,043	108,497
Unaffiliated common stocks	210,467	210,467	132,689	132,689
Mortgage loans	1,994,384	2,045,791	2,463,432	2,487,599
Contract loans	1,346,724	1,346,724	1,263,422	1,263,422
Derivative securities	(120,284)	(344,961)	14,212	1,839
Cash, cash equivalents and
short term investments	454,074	454,074	273,362	273,362
Separate account assets	1,641,507	1,641,507	1,515,627	1,515,627
Receivable for securities	2,254	2,254	22,776	22,776
Liabilities:
Separate account liabilities	1,641,507	1,641,507	1,515,627	1,515,627
Deposit type contracts	8,206,189	8,206,189	7,040,385	7,040,385
Payable for securities	337	337	67,039	67,039

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash, cash equivalents and short term investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair values.

Bonds and equity securities: The fair values for bonds, preferred stocks and common stocks reported herein are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placement investments, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 2.59% and 12.63% over the total portfolio. Fair values determined on this basis can differ from values published by the SVO. Fair value as determined by the SVO as of December 31, 2007 and 2006 is $17.6 billion and $17.6 billion, respectively.

Mortgage loans: Estimated fair values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on new loans with similar characteristics. The amortizing features

40

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk. All residential loans are valued at their outstanding principal balances, which approximate their fair values.

Derivative financial instruments: Fair values for derivative financial instruments are based on broker/dealer valuations or on internal discounted cash flow pricing models, taking into account current cash flow assumptions and the counterparties’ credit standing.

The carrying value of all other financial instruments approximates their fair value.

14. Commitments and Contingencies

Guarantee Agreements: The Company guarantees certain contractual policy claims of its subsidiary, Midwestern. In the unlikely event that Midwestern was unable to fulfill its obligations to policyholders, the Company would be obligated to assume the guaranteed policy obligations. Any ultimate contingent losses in connection with such guarantees will not have a material adverse impact on the Company’s future operations or financial position.

The Company, effective January 2002, entered into a Guarantee Agreement with two other ING affiliates whereby it is jointly and severally liable for $250.0 obligation of SLDI. The Company’s Board of Directors approved this transaction on April 25, 2002. The other two affiliated life insurers were ReliaStar Life Insurance Company and Security Connecticut Life Insurance Company (subsequently merged into ReliaStar Life Insurance Company on October 1, 2003). The joint and several guarantees of the two remaining insurers are capped at $250.0. The States of Colorado and Minnesota did not disapprove the guarantee.

Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase securities of $145.8 and $147.3 at December 31, 2007 and 2006, respectively. The Company is also committed to provide additional capital contributions of $417.8 and $269.9 at December 31, 2007 and 2006, respectively, in partnerships reported in other invested assets not on the balance sheets.

Operating Leases: The Company leases office space under various noncancelable operating lease agreements that expire April 2014. During the years ended December 31, 2007, 2006 and 2005, rent expense was minimal.

Certain rental commitments have renewal options extending through the year 2014 subject to adjustments in the future periods.

41

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Company is not involved in any material sale leaseback transactions.

Legal Proceedings: The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the Company’s operations or financial position.

Regulatory Matters: As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

Insurance and Retirement Plan Products and Other Regulatory Matter: Federal and state regulators and self regulatory agencies are also conducting broad inquiries and investigations involving the insurance and retirement industries. These initiatives currently focus on, among other things, compensation, revenue sharing, and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; sales and marketing practices (including sales to seniors); specific product types (including group annuities and indexed annuities); and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The Company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information. Some of these matters could result in regulatory action involving the Company. These initiatives also may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged. In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.

Investment Product Regulatory Issues: Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; directed brokerage; compensation; sales practices, suitability, and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

42

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of certain affiliates of the Company, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

Action may be taken by regulators with respect to the Company or certain ING affiliates before investigations relating to fund trading are completed. The potential outcome of such action is difficult to predict but could subject the Company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of any such action will have a material adverse effect on ING or ING’s U.S. based operations, including the Company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING’s U.S. based operations, including the Company.

15. Financing Agreements

The Company maintains a revolving loan agreement with Bank of New York, (“BONY"). Under this agreement, the Company can borrow up to $100 from BONY. Interest on any borrowing accrues at an annual rate equal to: (1) the cost of funds for BONY for the period applicable for the advance plus 0.4% or (2) a rate quoted by BONY to the Company for the borrowing. Under this agreement, the Company incurred minimal interest expense for the years ended December 31, 2007, 2006 and 2005, respectively. Additionally, there were no amounts payable to BONY at December 31, 2007 and 2006.

43

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Company maintains a line of credit agreement with Svenska Handelsbanken (“Svenska”). Under this agreement, the Company can borrow up to $100 from Svenska. Borrowings are guaranteed by ING AIH, with maximum aggregate borrowings outstanding at any time to ING AIH and its affiliates of $100. Under this agreement, the Company incurred minimal interest expense for the years ended December 31, 2007 or 2006. There were no amounts payable to Svenska at December 31, 2007 and 2006. The Company did not have this agreement in 2005.

The Company maintains a line of credit agreement with PNC Bank. Under this agreement, the Company can borrow up to $100. Borrowings are guaranteed by ING AIH, with maximum aggregate borrowings outstanding at any time to ING AIH and its affiliates of $100. Under this agreement, the Company incurred minimal interest expense for the years ended December 31, 2007, 2006 and 2005. There were no amounts payable to PNC Bank at December 31, 2007 and 2006.

The Company maintains a reciprocal loan agreement with ING AIH to facilitate the handling of unusual and/or unanticipated short term cash requirements. Under this agreement, which expires July 1, 2015, the Company and ING AIH can borrow up to 3% of the Company's admitted assets as of December 31 of the preceding year from one another. Interest on any Company borrowing is charged at the rate of ING AIH’s cost of funds for the interest period plus 0.15% . Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, the Company incurred interest expense of $3.7 for the year ended December 31, 2007

The Company borrowed $13.8 billion and repaid $13.9 billion in 2007, borrowed $5.9 billion and repaid $5.9 billion in 2006 and borrowed $6.0 billion and repaid $6.0 billion in 2005. These borrowings were on a short term basis, at an interest rate that approximated current money market rates and excludes borrowings from reverse dollar repurchase transactions. Interest paid on borrowed money was $3.7, $1.7 and $1.3 during 2007, 2006 and 2005, respectively.

The Company is the beneficiary of letters of credit totaling $1.7 billion; terms of the letters of credit provide for automatic renewal for the following year at December 31, unless otherwise canceled or terminated by either party to the financing. The letters were unused during both 2007 and 2006.

16. Related Party Transactions

Cost Sharing Arrangements: Management and services contracts and all cost sharing arrangements with other affiliated ING United States companies are allocated among companies in accordance with systematic cost allocation methods.

44

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Investment Management: The Company has entered into an investment advisory agreement with ING Investment Management, LLC (“IIM”) under which IIM provides the Company with investment management services. The Company has entered into an administrative services agreement with IIM under which IIM provides the Company with asset liability management services. Total fees under the agreement were approximately $61.6, $58.9, and $57.3 for the years ended December 31, 2007, 2006 and 2005, respectively.

Services Agreements: The Company has entered into an inter-insurer services agreement with certain of its affiliated insurance companies in the United States (“affiliated insurers”) whereby the affiliated insurers provide certain administrative, management, professional, advisory, consulting, and other services to each other. The Company has entered into a services agreement with ING North America Insurance Corporation (“INAIC”) whereby INAIC provides certain administrative, management, professional, advisory, consulting and other services to the Company. The Company has entered into a services agreement with ReliaStar Life Insurance Company of New York (“RLNY”) whereby the Company provides certain administrative, management, professional, advisory, consulting and other services to RLNY. The Company has entered into a services agreement with ING Financial Advisers, LLC (“ING FA”) to provide certain administrative, management, professional advisory, consulting, and other services to the Company for the benefit of its customers. Charges for these services are determined in accordance with fair and reasonable standards with neither party realizing a profit nor incurring a loss as a result of the services provided to the Company. The Company will reimburse ING FA for direct and indirect costs incurred on behalf of the Company. The total expenses incurred for all of these services was $101.8, $96.8 and $79.8 for the years ended December 31, 2007, 2006 and 2005, respectively.

Tax Sharing Agreements: The Company has entered into federal tax sharing agreement with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The Company has also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax, or other tax return on a consolidated, combined or unitary basis.

The Company and Directed Services LLC (“DSL”), an affiliate, are parties to a service agreement, effective January 1, 1994, as amended by a first amendment, effective March 7, 1995 by which the Company provides DSL with certain managerial and supervisory services and DSL provides the Company with certain sales and marketing services.

45

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Global Medium Term Note Program: In December 2002, the Company established a Global Medium Term Note program secured by funding agreements issued by the Company. The notes, which are offered by ING Security Life Institutional Funding, a special purpose statutory trust, are offered only to U.S. qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933 (the “Securities Act”) or to foreign buyers pursuant to Regulation S of the Securities Act. The program has issued notes with an aggregate outstanding principal balance of $2.1 billion as of December 31, 2007.

The Company has assumed an SEC registered medium term note, issued by an affiliated company, ING USA Annuity and Life Insurance Company, secured by a funding agreement issued by ING USA Annuity and Life Insurance Company. As of December 31, 2007, the note has an aggregate outstanding principal balance of $1.2 billion.

Interest Rate Swap

Effective June 29, 2007 the Company entered into an interest rate swap agreement (“IRSA”) with ING AIH. The IRSA is in conjunction with a combined coinsurance and modified coinsurance agreement effective June 30, 2007 with WWIII. The duration of the agreement is 30 years. The notional value of this interest rate swap is $72.5 with this transaction having minimal impact to the income statement.

Asset Transfers

On September 27, 2007, the Company transferred to ING USA financial assets (the “Transferred Assets”) with a total book value plus accrued interest of $444.1 in exchange for a cash payment from ING USA in an amount equal to total market value plus accrued interest of the Transferred Assets. The Transferred Assets were primarily AAA rated collateralized mortgage obligations. At the time of the transfer, the Transferred Assets total market value plus accrued interest was $435.0. The Company realized a loss of $9.2 on the transaction.

Unsecured Notes

As of December 31, 2007, the Company owned $400.0 in senior unsecured notes, pursuant to a note purchase agreement between the Company and ING AIH. For the year ended December 31, 2007, interest received by the Company totaled $24.5. The interest due and accrued on this investment as of December 31, 2007, is $.8.

17. Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The Company has estimated this liability to be $4.5 and $5.4 as of December 31, 2007 and 2006,

46

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

respectively, and has recorded a liability in accounts payable and accrued expenses on the balance sheets. The Company has also recorded an asset in other assets on the balance sheets of $2.9 and $2.8 as of December 31, 2007 and 2006, respectively, for future credits to premium taxes for assessments already paid.

18. Reconciliation to the Annual Statement

At December 31, 2007, differences in amounts reported in the Annual Statement and amounts in the accompanying statutory basis financial statements are due to the following (in thousands):

Total Capital
	and Surplus	Net Income

2007:
Amounts as reported in the 2007 Annual Statement	$ 1,305,671	$ 20,224
Release of accrued liability related to Scottish Re that was
recorded in the Annual Statement	10,379	10,379

Amounts as reported in the accompanying statutory
basis financial statements	$ 1,316,050	$ 30,603

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333-72753	April 2007